[LOGO OF NORTH AMERICAN           REPORT TO
 FUNDS APPEARS HERE]              SHAREHOLDERS









North American Funds(R)                         Annual Report October 31, 1997



                                  Audited
                                  Financial
                                  Statements

NORTH AMERICAN FUNDS
President's Message
--------------------------------------------------------------------------------

December 23, 1997



Dear Shareholders:

For investors and money managers alike, 1997 was an interesting year. As confidence in the economy and markets grew during the first half of the year, Americans continued to invest in mutual funds in record-breaking numbers and markets reached new highs. Then, as expected by many analysts, the markets returned to more moderate levels during the late summer and fall. Even during this leveling out period, performance of the North American Funds remained on par with benchmark indices.

Such market ups and downs are inevitable. As a North American Funds shareholder, however, you can be assured that your investment will get the attention it deserves in all market environments. At North American Funds, we select investment managers whose reputations and performance have proven to be among the best in their respective asset classes. Then, we conduct ongoing reviews against rigorous criteria to ensure that these managers continually meet our shareholders' expectations. The management team we have assembled today offers an exceptional level of expertise, industry knowledge, and diversity of investment styles - all in one fund family.

Our management approach has proven successful for the North American Funds during the past 12 months. We have had consistent performance among our Growth, Income and International portfolios. In addition, several funds have outpaced their respective peer groups, as measured by Morningstar and/or Lipper Analytical Services. (For specific performance information please see pages iii through xv of this report.)

We believe that the best is yet to come. During 1998, we will introduce several new funds that will expand your investment choices and allow you to better diversify your portfolio. Our renewed commitment to servicing shareholders will result in improved communications and the development of educational materials designed to help you make more informed investment decisions.

At North American Funds, we know that we have to continually earn your business, which is why we remain committed to you and your investment future. Whenever you have a question or concern about your investments, recent market activity, or investing in general, we encourage you to call your Investment Representative or our award-winning Customer Service Specialists at 1-800-872-8037, Monday through Friday from 9:00 a.m. to 5:00 p.m. EST.

Thank you for choosing North American Funds. We look forward to serving you during 1998 and the years to come.

Sincerely,



Bradford K. Gallagher
President, North American Funds




Bradford K. Gallagher
President,

North American Funds



Mr. Gallagher became President of North American Funds in 1997. He is responsible for the ongoing management of the Funds in keeping with their particular investment objectives. A long-standing member of the financial community, he brings 29 years of mutual fund and investment experience to the North American Funds.

He is also President and Chief Executive Officer of Cypress Holding Company ("Cypress"), the parent company to CypressTree Investments, Inc., the Adviser to the North American Funds.

Prior to founding Cypress in 1995, Mr. Gallagher was President of Allmerica Financial Services and Managing Director of Fidelity Investments.

NORTH AMERICAN FUNDS
INDEX TO ANNUAL REPORT
--------------------------------------------------------------------------------


                                                                            Page
                                                                            ----

Fund Performance and Portfolio Manager's Commentary......................   iii
Report of Independent Accountants........................................     1
Statements of Assets and Liabilities.....................................     2
Statements of Operations.................................................     8
Statements of Changes in Net Assets......................................    11
Financial Highlights.....................................................    15

Portfolio of Investments:

   International Small Cap Fund..........................................    37
   Small/Mid Cap Fund....................................................    38
   Global Equity Fund....................................................    40
   Growth Equity Fund....................................................    41
   International Growth and Income Fund..................................    43
   Growth and Income Fund................................................    47
   Equity-Income Fund....................................................    48
   Balanced Fund.........................................................    51
   Strategic Income Fund.................................................    52
   Investment Quality Bond Fund..........................................    56
   National Municipal Bond Fund..........................................    59
   U.S. Government Securities Fund.......................................    60

   Money Market Fund.....................................................    61

Notes to Financial Statements............................................    63


NORTH AMERICAN FUNDS
FUND PERFORMANCE AND PORTFOLIO MANAGER'S COMMENTARY
--------------------------------------------------------------------------------


                                Fund Performance

In the following pages we have set forth information regarding the performance of each portfolio of the North American Funds, except the Money Market Fund. There are several ways to evaluate a Fund's historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all the performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


                               Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Fund's total change in share value in percentage terms over a set period of time -- one, five, and ten years (or since the Fund's inception if less than the applicable period). An average annual total return takes the Fund's cumulative total return for a time period greater than one year and shows what would have happened if the Fund had performed at a constant rate each year. In addition, four funds have had portfolio management changes, namely the Global Equity, Equity-Income, Balanced and U.S. Government Securities Funds. For these funds, the tables show an average annual total return for the period since the current portfolio manager assumed responsibility. For all share classes, the tables show cumulative and average annual total returns both net of the possible maximum applicable front-end or back-end sales charge, as well as without giving effect to such possible maximum charges ("net asset value").


     Graph -- Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Fund shows the change in value of a $10,000 investment over the life of the Fund's Class A shares. Each Fund's performance is compared to the performance of one or more broad-based securities indices as a "benchmark." Fund results (which include the reinvestment of dividends and capital gains distributions as well as the deduction of ongoing management and distribution fees and fund operating expenses) reflect the deduction of the maximum 4.75% sales charge applicable to Class A shares. Please note that effective April 1, 1994, Class B and Class C shares were offered. Performance of these share classes will differ. Historical performance prior to April 1, 1994 is that of the Fund before it adopted the current multi-class structure. Benchmarks used for comparison are unmanaged and do not reflect any fees or expenses.


                         Portfolio Manager's Commentary

Finally, we have provided a commentary by each Fund's portfolio manager regarding each Fund's performance during the fiscal year ended October 31, 1997. All performance results referenced in the commentary are Class A share returns.

                         INTERNATIONAL SMALL CAP FUND

INVESTMENT OBJECTIVE:  Seeks to provide long-term capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenue of $1 billion or less.

SUBADVISOR:            Founders Asset Management, Inc.

PORTFOLIO MANAGER:     Michael W. Gerding

INCEPTION DATE:        March 4, 1996

                           [LINE GRAPH APPEARS HERE]

Date                NAV             4.75% Charge            MSCI World ex US
----                ---             ------------            ----------------
Feb/95
Jun/96
Oct/96                           [PLOT POINTS TO COME]
Feb/97
Jun/97
Oct/97

                               PERFORMANCE TABLE

                                                 Average           Cumulative
                                           Annual Total Return    Total Return
                                                         Since       Since
Periods Ending October 31, 1997             1 Year     Inception   Inception
MSCI World ex US Index*                         5.52%       5.23%     8.86%
International Small Cap Fund Class A (at
 net asset value)                               3.20%       6.42%    10.88%
International Small Cap Fund Class A (net
 of 4.75% sales charge)                        -1.70%       3.34%     5.61%
International Small Cap Fund Class B (at
 net asset value)                               2.54%       5.72%     9.68%
International Small Cap Fund Class B (net
 of CDSC**)                                    -2.46%       2.79%     4.68%
International Small Cap Fund Class C (at
 net asset value)                               2.54%       5.72%     9.68%
International Small Cap Fund Class C (net
 of CDSC***)                                    1.54%       5.72%     9.68%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

International markets were showing signs of improvement until the dramatic de-velopments in Asia unfolded. The currency crisis that began in Southeast Asia spread to the South Korean market and its banking system. The impact of this crisis will be felt throughout Asia, with the possible exception of China. Ja-pan will continue to struggle as the crisis there takes its toll on its finan-cial system and economy. We believe that profits will erode across Asia and there will be a slowing in Asian GDP growth.

Fortunately, the impact outside Asia has been somewhat muted. European banks, for example, have done a great deal of lending in Asia. But, the bulk of their loans were to high-quality firms in Hong Kong and China. European exports are also limited to the area. While the GDP growth in Europe is likely to slow, it should not derail the economic recoveries that are underway.

The Fund's A shares returned 3.20% for the fiscal year ended October 31, 1997 as compared to 5.52% for the MSCI World ex US Index. As the middle class con-tinues to expand throughout much of the world we see investment opportunities developing. We remain focused on growth and continue to search for individual companies that possess the fundamental strength to post consistent growth in corporate earnings.

                              SMALL/MID CAP FUND

INVESTMENT OBJECTIVE:  Seeks to provide long-term capital appreciation by investing at least 65% of its assets in companies that at the time of purchase have total market capitalization between $500 million and $5 billion.

SUBADVISOR:            Fred Alger Management, Inc.

PORTFOLIO MANAGER:     David D. Alger

INCEPTION DATE:        March 4, 1996

                           [LINE GRAPH APPEARS HERE]

                       4.75%          Russell           S&P           50/50
Date       NAV     Sales Charge     2000 Growth      MidCap 400     Composite
----       ---     ------------     -----------      ----------     ---------
Feb/96
Jun/96
Oct/96
Feb/97                     [PLOTS POINTS TO COME]
Jun/97
Oct/97

                               PERFORMANCE TABLE

                                                   Average          Cumulative
                                             Annual Total Return   Total Return
                                                          Since       Since
Periods Ending October 31, 1997               1 Year    Inception   Inception
S&P MidCap 400 Index*                           32.66%     23.70%     42.54%
Russell 2000 Growth Index*                      21.07%     13.77%     23.98%
50%/50% Composite Index*+                       26.94%     18.86%     33.36%
Small/Mid Cap Fund Class A (at net asset
 value)                                         22.90%     13.88%     24.08%
Small/Mid Cap Fund Class A (net of 4.75%
 sales charge)                                  17.06%     10.59%     18.19%
Small/Mid Cap Fund Class B (at net asset
 value)                                         21.86%     13.08%     22.64%
Small/Mid Cap Fund Class B (net of CDSC**)      16.86%     10.28%     17.64%
Small/Mid Cap Fund Class C (at net asset
 value)                                         21.92%     13.17%     22.80%
Small/Mid Cap Fund Class C (net of CDSC***)     20.92%     13.17%     22.80%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
  + Comprised of 50% of the return of the S&P MidCap 400 Index and 50% of the return of the Russell 2000 Growth Index.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

During early 1997, the market rewarded larger companies noted for their earn-ings predictability and liquidity. Consequently, less liquid and less stable growth stocks grew increasingly undervalued relative to blue chips. This ef-fect was substantially magnified on the small end of the market cap spectrum. In many instances, quality small cap growth stocks were selling at a discount to the broader market despite having the potential to grow their earnings three to four times faster.

As the third quarter of the fiscal year began, it became clear that the drop in growth stock multiples did not reflect deteriorating company fundamentals, but was more the result of negative investor psychology. Throughout the quar-ter, economic data indicated that the economy was in fact slowing and infla-tion was minimal causing the market psychology to improve. As a result, many investors shifted assets into stocks with greater return potential. Conse-quently, premiums for quality growth stocks started to expand, which coupled with strong earnings, helped the Fund to rebound significantly from a slow first half.

The Fund's A shares returned 22.90% for the fiscal year ended October 31, 1997 as compared to 26.94% for its benchmark index. Market volatility impacted the Fund's performance as returns mirrored the movement of the global markets. The Fund benefited from its small cap exposure and its heavy weighting in technol-ogy.

                              GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE:  To seek long term capital appreciation by investing primarily in a global portfolio of equity securities and securities convertible into or exercisable for equity securities.

SUBADVISOR:            Morgan Stanley Asset Management Inc.

PORTFOLIO MANAGER:     Frances Campion

INCEPTION DATE:        November 1, 1990#

                           [LINE CHART APPEARS HERE]

Date              NAV            4.75% Sales Charge            MSCI World
----              ---            ------------------            ----------
Oct/90
Oct/91
Oct/92
Oct/93
Oct/94                         [PLOTS POINTS TO COME]
Oct/95
Oct/96
Oct/97

                               PERFORMANCE TABLE

                                                                             Cumulative
                                      Average Annual Total Return           Total Return
                                                  Since      Since#      Since      Since#
Periods Ending October 31, 1997  1 Year 5 Years Inception Oct. 1, 1996 Inception Oct. 1, 1996
MSCI World*                      17.26% 15.79%   12.71%      16.60%     131.05%     18.10%
Global Equity Fund Class
 A (at net asset value)          26.10% 13.44%   10.21%      23.27%      97.13%     25.41%
Global Equity Fund Class
 A (net of 4.75% sales
 charge)                         20.11% 12.35%    9.45%      17.85%      87.76%     19.45%
Global Equity Fund Class
 B (at net asset value)          25.63% 13.03%    9.93%      22.76%      93.58%     24.85%
Global Equity Fund Class
 B (net of CDSC**)               20.63% 12.79%    9.93%      18.21%      93.58%     19.85%
Global Equity Fund Class
 C (at net asset value)          25.54% 13.03%    9.93%      22.68%      93.55%     24.76%
Global Equity Fund Class
 C (at net of CDSC***)           24.54% 13.03%    9.93%      22.68%      93.55%     24.76%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.
  # Current investment manager (subadvisor) assignment became effective
    10/1/96.

                        PORTFOLIO MANAGER'S COMMENTARY

The international market has been dominated by the Asian currency crisis re-sulting in lower global growth forecasts, highly volatile markets, flight to bonds, and the strength of the US dollar. The strong US dollar triggered a se-ries of profit warnings from exporters which are likely to continue in the face of the Asian slowdown. Japan's economy continued to suffer from the deep-ening banking crisis and the removal of the traditional "convoy" system. Japa-nese corporate earnings will come under further threat from Asian devaluation while private consumption has been weak since the April VAT rise.

Merger and acquisition (M&A) activity maintained its pace with NationsBank's $14.6 billion bid for Barnett Bank, and Travelers Group's $9 billion acquisi-tion of Salomon Brothers. M&A activity also increased in Europe, particularly in the financial/insurance sectors.

The Fund's A shares returned 26.10% for the fiscal year ended October 31, 1997, while the MSCI World Index rose 17.26%. The overall position in the United States remains slightly underweight relative to the benchmark, and at about half weighting in Japan. We are overweight in Europe and continue to find relative value primarily in the Netherlands, United Kingdom, and the pe-ripheral markets of Ireland and Spain.

                              GROWTH EQUITY FUND

INVESTMENT OBJECTIVE:  Seeks to provide long-term growth of capital by investing at least 65% of its assets in common stocks of well-established, high-quality growth companies.

SUBADVISOR:            Founders Asset Management, Inc.

PORTFOLIO MANAGER:     Edward F. Keely

INCEPTION DATE:        March 4, 1996

                           [LINE GRAPH APPEARS HERE]

Date                NAV            4.75% Sales Charge             S&P 500
----                ---            ------------------             -------
Feb/96
Jun/96
Oct/96                     [PLOTS POINTS TO COME]
Feb/97
Jun/97
Oct/97


                               PERFORMANCE TABLE

                                                   Average          Cumulative
                                             Annual Total Return   Total Return
                                                          Since       Since
Periods Ending October 31, 1997               1 Year    Inception   Inception
S&P 500*                                        32.12%     26.34%     47.65%
Growth Equity Fund Class A (at net asset
 value)                                         25.13%     21.38%     37.94%
Growth Equity Fund Class A (net of 4.75%
 sales charge)                                  19.19%     17.87%     31.39%
Growth Equity Fund Class B (at net asset
 value)                                         24.50%     20.75%     36.76%
Growth Equity Fund Class B (net of CDSC**)      19.50%     18.07%     31.76%
Growth Equity Fund Class C (at net asset
 value)                                         24.50%     20.75%     36.75%
Growth Equity Fund Class C (net of CDSC***)     23.50%     20.75%     36.75%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

A strong US economy coupled with inflation and stable interest rates pushed the market to new heights. However, we were reminded this fall that the world's economy is more global than ever before. The currency crisis in Hong Kong and South Korea has negatively impacted most international markets. Firms in the US, many with Southeast Asian customers, have also been impacted by the events overseas.

We expect S&P corporate earnings growth in 1998 to be slower relative to the past several years, most likely in single digits. This will be due in large part to lackluster economic growth in economies around the globe such as Ja-pan, Korea, and Brazil. Domestically, we will be in an environment of more difficult earnings comparison for the market as a whole relative to 1997 earn-ings. However, the US economy seems set on continuing to grow at its slow but steady pace.

The Fund returned 25.13% for the fiscal year ended October 31, 1997 as com-pared to 32.12% for the S&P 500. Given the international outlook, we are re-ducing our holdings and interest in companies with dependence on international markets. More significantly, we have dramatically reduced our exposure to technology. We believe that heightened selectivity in the technology sector will be necessary over the immediate term.

                     INTERNATIONAL GROWTH AND INCOME FUND



INVESTMENT      Seeks to provide long-term growth of capital and income by in-
OBJECTIVE:      vesting in a portfolio of securities of foreign issuers. Under normal circumstances, the portfolio will be invested approxi-
                mately 85% in equity securities, including emerging markets and 15% in fixed income securities.
SUBADVISOR:     J.P. Morgan Investment Management, Inc.
PORTFOLIO
MANAGERS:       Paul A. Quinsee, Massimo Fuggetta
INCEPTION DATE: January 9, 1995

        Change in Value of $10,000 Investment and Comparative Indicies

                           [LINE GRAPH APPEARS HERE]

                                4.75% Sales     Customized      B5/16
Date        NAV                 Charge          Benchmark       Composite
----        ---                 -----------     ----------      ---------



                               PERFORMANCE TABLE

                                                   Average Annual     Cumulative
                                                    Total Return     Total Return
                                                             Since      Since
Periods Ending October 31, 1997                    1 Year  Inception  Inception
Customized Benchmark*+                              5.28%   8.05%      24.53%
85%/15% Composite Index*++                          6.74%   8.58%      26.25%
International Growth and Income Fund Class A (at
 net asset value)                                   3.55%   6.70%      19.93%
International Growth and Income Fund Class A (net
 of 4.75% sales charge)                            -1.37%   4.86%      14.23%
International Growth and Income Fund Class B (at
 net asset value)                                   2.92%   6.21%      18.40%
International Growth and Income Fund Class B (net
 of CDSC**)                                        -2.08%   4.92%      14.40%
International Growth and Income Fund Class C (at
 net asset value)                                   2.91%   6.22%      18.44%
International Growth and Income Fund Class C (net
 of CDSC**)                                         1.91%   6.22%      18.44%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
  + Comprised of 75% of the return of the MSCI EAFE Index, 15% of the return of the Salomon Brothers Non-$ WGBI 10 Index, and 10% of the MSCI Emerging Markets Free ex Malaysia Index. In February of 1997, the 85%/15% Composite Index was adjusted to reflect the addition of the MSCI Emerging Markets Free ex Malaysia Index. This change was made to more accurately reflect the investment objective of the International Growth and Income Fund.
 ++ Comprised of 85% of the return of the MSCI EAFE and 15% of the return of the Salomon Brothers Non-$ WGBI 10 Index.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGERS' COMMENTARY

International equity and bond markets continue to build upon last year's suc-cess. Until October, growing signs of an economic recovery, corporate restruc-turing activity, low inflation combined with low interest rates, and the strength of the US dollar positively influenced European equity and bond mar-kets. Performance in Asian markets was volatile, however. During October, eq-uity and bond markets around the world suffered setbacks as the currency cri-sis in Southeast Asia grew. These events have led investors to question equity valuations in all regions as well as to reprise risk in non-governmental bonds throughout the world.

Of significant importance to the European bond market is the increased likeli-hood of a broad-based, on-time EMU implementation and the appropriate level for expected European money rates at the end of next calendar year. The result was a rapid convergence of bond yields throughout Europe.

The Fund's A shares returned 3.55% for the fiscal year ended October 31, 1997. The currency allocation strategy of partially hedging the Fund's Deutschemark and Yen exposure into the US dollar has been the greatest positive contributor to the Fund's performance. Gains were offset somewhat by adverse stock selec-tion during the third calendar quarter as the Fund was effectively positioned against the trouble in Southeast Asia with an underweight position in both Ma-laysia and Japan.

                            GROWTH AND INCOME FUND


INVESTMENT       To seek long-term growth of capital and income consistent
OBJECTIVE:       with prudent investment risk by investing primarily in a di-
                 versified portfolio of common stocks of United States issuers which the portfolio manager believes are of high quality.
SUBADVISOR:      Wellington Management Company, LLP
PORTFOLIO
MANAGER:         Matthew E. Megargel
INCEPTION DATE:  May 1, 1991


        Change in Value of $10,000 Investment and Comparative Indicies

                          [LINE GRAPH APPEARS HERE]

            Date          NAV        4.75% Sales Charge        S&P 500
            ----          ---        ------------------        -------


                               PERFORMANCE TABLE

                                                 Average Annual Total Return      Cumulative Total Return
                                                                        Since              Since
Periods Ending October 31, 1997                  1 Year    5 Years    Inception          Inception
S&P 500*                                         32.12%     19.83%      17.72%            188.71%
Growth and Income Fund Class A
 (at net asset value)                            31.95%     17.81%      15.88%            160.56%
Growth and Income Fund Class A
 (net of 4.75% sales charge)                     25.68%     16.67%      15.01%            148.18%
Growth and Income Fund Class B
 (at net asset value)                            31.40%     17.44%      15.59%            156.42%
Growth and Income Fund Class B
 (net of CDSC**)                                 26.40%     17.23%      15.59%            156.42%
Growth and Income Fund Class C
 (at net asset value)                            31.37%     17.38%      15.55%            155.78%
Growth and Income Fund Class C
 (net of CDSC***)                                30.37%     17.38%      15.55%            155.78%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

1997 proved to be a very good year for equity investing. Solid corporate prof-its, moderate economic growth, continued low inflation, and declining interest rates all contributed to strong returns for US stocks. Top performing groups include the information technology area which benefited from strong investment trends in personal computers, enterprise software, and services. The financial sector had a healthy advance during the year aided by declining interest rates as well as management's increased focus on cost reduction, consolidation, and investments in technology. The health care area was also strong with pharma-ceuticals exhibiting positive advances as a result of new drug approvals, healthy subscription growth, and new product innovations.

Conversely, the materials area lagged the overall market as moderate economic growth was insufficient to drive commodity prices. The utility sector also lagged due to concerns over industry deregulation.

The Fund's A shares returned 31.95% on a net basis for the fiscal year ended October 31, 1997 compared to the S&P 500 Stock Index which returned 32.12%. Fund performance was helped by overweights in drug stocks and financials and underweights in consumer staples and utilities. Relative performance was lim-ited by holdings in media, materials, and industrial/commercial.

                              EQUITY-INCOME FUND


INVESTMENT      To seek long term growth of capital by investing primarily in
OBJECTIVE:      common stocks and securities convertible into or carrying the right to buy common stocks.

SUBADVISOR:     T. Rowe Price Associates, Inc.

PORTFOLIO       Brian C. Rogers, Stephen W. Boesel, Richard P. Howard, William
MANAGERS:       J. Stromberg

INCEPTION DATE: August 28, 1989#

        Change in Value of $10,000 Investment and Comparative Indicies

                           [LINE GRAPH APPEARS HERE]

            Date          NAV        4.75% Sales Charge        S&P 500
            ----          ---        ------------------        -------

                               PERFORMANCE TABLE

                                                                                    Cummulative
                                               Average Annual Total Return          Total Return
                                                            Since     Since#      Since     Since#
Periods Ending October 31, 1997            1 Year 5 years Inception Oct 1, 1996 Inception Oct 1, 1996
S&P 500*                                   32.12%  19.83%   15.59%     32.61%     226.47%    35.77%
Equity-Income Fund Class A
   (at net asset value)                    27.24%  16.46%   10.46%     25.93%     125.50%    28.34%
Equity-Income Fund Class A
   (net of 4.75% sales charge)             21.19%  15.33%    9.81%     20.40%     114.79%    22.25%
Equity-Income Fund Class B
   (at net asset value)                    26.29%  16.01%   10.20%     25.08%     121.23%    27.40%
Equity-Income Fund Class B
   (net of CDSC**)                         21.29%  15.79%   10.20%     20.54%     121.23%    27.40%
Equity-Income Fund Class C
   (at net asset value)                    26.33%  16.01%   10.20%     25.04%     121.18%    27.36%
Equity-Income Fund Class C
   (net of CDSC***)                        25.33%  16.01%   10.20%     25.04%     121.18%    27.36%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%
  # Current investment manager (subadvisor) assignment became effective
    10/1/96

                        PORTFOLIO MANAGERS' COMMENTARY

Continued economic growth in the US combined with strong corporate earnings and moderate inflation continued to push stock prices upward. But, volatile conditions emerged during the final months of the fiscal year bringing many stocks down. The currency and debt crisis in emerging Southeast Asian markets spread quickly to Latin America and Europe, and eventually to the United States. However, for the 12 months as a whole, it was another year of high double-digit returns.

Stock prices have recovered somewhat as inflation remains low and as the econ-omy keeps growing at a moderate pace. There was an inflationary scare in early spring that prompted the Federal Reserve to increase the key funds rate to 5.5%. Since then inflation has shown no signs of increasing, and the Fed has maintained a steady course on monetary policy.

The Fund's A shares returned 27.24% for the fiscal year ended October 31, 1997 as compared to 32.12% for the Standard & Poor's 500 Stock Index. The S&P 500 will normally outperform equity income funds in periods of broad market ad-vances, but the reverse is true when markets grow more volatile. Fund perfor-mance was helped by portfolio holdings in the financial, telecommunications and energy sectors. Strong contributors include Mellon Bank, AT&T and Atlantic Richfield.

                                 BALANCED FUND

INVESTMENT      To seek the highest total return consistent with a moderate
OBJECTIVE:      level of risk tolerance. This portfolio attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any twelve month period. The Balanced Fund will invest in a combination of equity, fixed- income and money market securities. The portfolio manager retains absolute dis-
                cretion to determine the amount of the portfolio's assets in-
                vested in each category of securities at all times. There can be no assurance that the 10% limit on the decline in portfolio value will not be exceeded.
SUBADVISOR:     Founders Asset Management, Inc.
PORTFOLIO
MANAGER:        Brian F. Kelly
INCEPTION DATE: August 28, 1989#

        Change in Value of $10,000 Investment and Comparative Indicies

                           [LINE GRAPH APPEARS HERE]

                                                                     50%/50%
                                                     LB Aggregate   Corporate
     Date         NAV      4.75% Charge   S&P 500        Bond         Index
     ----         ---      ------------   -------        ----         -----


                               PERFORMANCE TABLE

                                                                            Cumulative
                                      Average Annual Total Return           Total Return
                                                  Since      Since#      Since      Since#
Periods Ending October 31, 1997  1 Year 5 Years Inception Oct. 1, 1996 Inception Oct. 1, 1996
S&P 500*                         32.12%  19.83%   15.59%      32.61%     226.47%     35.77%
Lehman Brothers
 Aggregate Bond Index*            8.92%   7.52%    8.87%      10.42%     100.12%     11.33%
50%/50% Composite*+              20.29%  13.63%   12.33%      21.31%     158.51%     23.28%
Balanced Fund Class A
 (at net asset value)            17.01%  12.39%    9.30%      17.92%     106.84%     19.53%
Balanced Fund Class A
 (net of 4.75% sales charge)     11.45%  11.31%    8.65%      12.73%      97.01%     13.85%
Balanced Fund Class B
 (at net asset value)            16.27%  11.96%    9.04%      17.16%     102.88%     18.69%
Balanced Fund Class B
 (net of CDSC**)                 11.27%  11.71%    9.04%      12.59%     102.88%     13.69%
Balanced Fund Class C
 (at net asset value)            16.21%  11.95%    9.03%      17.17%     102.77%     18.71%
Balanced Fund Class C
 (at net asset value)            15.21%  11.95%    9.03%      17.17%     102.77%     18.71%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
  + Comprised of 50% of the return of the S&P 500 and 50% of the return of the
    Lehman Brothers Aggregate Bond Index.
 ** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.
  # Current investment manager (subadvisor) assignment became effective
    10/1/96.

                        PORTFOLIO MANAGER'S COMMENTARY

The US stock market reached historic heights this year only to be brought down by an emerging financial crisis in Southeast Asia. While the correction was short-lived thanks to continued fundamental strength, investors are concerned about the unusually high valuations of many US stocks.

However, news about the US economy remains positive. Employment rates are high, retail sales strong, and inflation appears to be a remote threat despite somewhat tight labor markets. As such, the market still shows signs of some upward momentum. Investor optimism is somewhat guarded and large-cap stocks continue to remain in favor due to their stability, liquidity, and solid earn-ings prospects. We will continue to be vigilant for any signs of a slowdown in corporate earnings or the overall economy.

The Fund's A shares returned 17.01% for the fiscal year ended October 31, 1997 as compared to 20.29% for its benchmark index. We have taken a relatively con-servative approach to the Fund and have been steadily trimming the number of stocks in our portfolio, bringing the equity portion down to just over half of the Fund's assets. Using strong inflows of cash into the Fund, the fixed in-come portion of the portfolio has been raised through the investment in both short-term US Treasuries, mostly with durations of three years, and more re-cently with some longer 30-year-dated Treasuries.

                             STRATEGIC INCOME FUND

INVESTMENT
OBJECTIVE:       To seek a high level of total return consistent with preser-
                 vation of capital by giving its portfolio manager broad dis-
                 cretion to deploy the portfolio's assets among certain seg-
                 ments of the fixed-income market as the portfolio manager be-
                 lieves will best contribute to achievement of the portfolio's investment objective.
SUBADVISOR:      Salomon Brothers Asset Management Inc
PORTFOLIO
MANAGERS:        Peter J. Wilby, David J. Scott, Steven Guterman
INCEPTION DATE:  November 1, 1993

                 Change in Value of $10,000 Investment and Comparative Indicies

                          [LINE GRAPH APPEARS HERE]

            Date          NAV        4.75% Sales Charge        S&P 500
            ----          ---        ------------------        -------

                               PERFORMANCE TABLE

                                                                                 Average Annual   Cumulative
                                                                                  Total Return   Total Return
                                                                                         Since      Since
Periods Ending October 31, 1997                                                 1 Year Inception  Inception
Lehman Brothers Aggregate Bond Index*                                            8.92%   6.46%      28.44%
Strategic Income Fund Class A (at net asset value)                              10.57%   8.62%      39.10%
Strategic Income Fund Class A (net of 4.75% sales charge)                        5.32%   7.30%      32.49%
Strategic Income Fund Class B (at net asset value)                               9.86%   7.99%      35.89%
Strategic Income Fund Class B (net of CDSC**)                                    4.86%   7.34%      32.89%
Strategic Income Fund Class C (at net asset value)                               9.86%   7.98%      35.86%
Strategic Income Fund Class C (net of CDSC***)                                   8.86%   7.98%      35.86%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGERS' COMMENTARY

The Fund returned 10.57% (A Shares) for the fiscal year ended October 31, 1997. This compares favorably to both the investment grade fixed income market and the multi-sector fixed income averages as reported by Lipper Analytical Services, Inc. For the fiscal year, the investment grade market, as measured by the Lehman Brothers Aggregate Bond Index, returned 8.92% and the Lipper multi-sector fund averaged a return of 9.83%.

The Fund's strong performance benefited from its allocation to the high yield and emerging market debt sectors. The Salomon Brothers High Yield Index was up 14.49% and emerging market debt as measured by the Salomon Brothers Brady Bond Index was up 14.92%. Over the course of the year, the Fund's allocation to the high yield and emerging market debt sector averaged approximately 40% and 18% respectively. These two sectors should add yield and return to the portfolios as their underlying credit fundamentals continue to improve in 1998.

                         INVESTMENT QUALITY BOND FUND

INVESTMENT
OBJECTIVE:      To seek a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term ma-
                turities.
SUBADVISOR:     Wellington Management Company, LLP
PORTFOLIO
MANAGER:        Thomas L. Pappas
INCEPTION DATE: May 1, 1991

                 Change in Value of $10,000 Investment and Comparative Indicies

                          [LINE GRAPH APPEARS HERE]

                                                        LB Aggregate
      Date          NAV        4.75% Sales Charge           Bond
      ----          ---        ------------------           ----

                               PERFORMANCE TABLE

                                                Average Annual       Cumulative
                                                 Total Return       Total Return
                                                            Since      Since
Periods Ending October 31, 1997            1 Year 5 Years Inception  Inception
Lehman Brothers Aggregate Bond Index*      8.92%   7.52%    8.46%      69.54%
50%/50% Composite*+                        8.96%   7.90%    8.87%      73.71%
Investment Quality Bond Fund Class A (at
 net asset value)                          8.57%   6.61%    7.90%      63.86%
Investment Quality Bond Fund Class A (net
 of 4.75% sales charge)                    3.41%   5.57%    7.09%      56.08%
Investment Quality Bond Fund Class B (at
 net asset value)                          8.05%   6.18%    7.56%      60.59%
Investment Quality Bond Fund Class B (net
 of CDSC**)                                3.05%   5.86%    7.56%      60.59%
Investment Quality Bond Fund Class C (at
 net asset value)                          8.05%   6.18%    7.56%      60.59%
Investment Quality Bond Fund Class C (net
 of CDSC***)                               7.05%   6.18%    7.56%      60.59%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
  + Comprised of 50% of the return of the Lehman Brothers Corporate Bond Index and 50% of the return of the Lehman Brothers Government Bond Index.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

With the turmoil in Asia driving growth expectations lower and our own low do-mestic inflation rate, investors are moving back into bonds. Yields have fallen by roughly 0.5% causing prices to rise. Investors have recently begun to prefer Treasuries over corporates or mortgages, partly as a flight-to-qual-ity given Asia's situation and partly due to a declining budget deficit which reduces the government's need to borrow in the future.

Thinking about the bond market has also shifted during the past year. The old world focus on economic growth and labor utilization rates as harbingers of inflation have been pushed aside as the new world takes comfort in the histor-ically low, stable inflation rate actually realized. While the old world fo-cused on Fed policy and momentum in the economy, the new world emphasizes the current attractive real rate (Treasury yield less inflation rate) as the cen-tral reason to buy bonds. And as the old world focused on incremental income and corporates and mortgages, the new world recognizes that, from a supply perspective, Treasuries are a relatively attractive investment and a safe ha-ven from credit, currency and prepayment risk.

The Fund's A shares returned 8.57% on a net basis for the fiscal year ended October 31, 1997 versus 8.92% for the Lehman Brothers Aggregate Bond Index, which is an index gross of fees. We believe that rates will slowly move lower and, therefore, leave the Fund at a slightly long duration stance. We also see opportunities to add non-Treasuries in the Fund, while still maintaining rela-tively high average quality, liquidity, and predictability.

                         NATIONAL MUNICIPAL BOND FUND

INVESTMENT
OBJECTIVE:       To seek a high level of current income which is exempt from regular federal income taxes, consistent with the preserva-
                 tion of capital, by investing primarily in a portfolio of mu-
                 nicipal obligations. The portfolio will not invest in munici-
                 pal obligations that are rated below investment grade at the time of purchase.
SUBADVISOR:      Salomon Brothers Asset Management Inc
PORTFOLIO
MANAGER:         MaryBeth Whyte
INCEPTION DATE:  July 6, 1993

                 Change in Value of $10,000 Investment and Comparative Indicies

                          [LINE GRAPH APPEARS HERE]

                                                        LB Municipal
      Date          NAV        4.75% Sales Charge           Bond
      ----          ---        ------------------           ----

                               PERFORMANCE TABLE

                                               Average Annual   Cumulative
                                                Total Return   Total Return
                                                       Since      Since
Periods Ending October 31, 1997               1 Year Inception  Inception
Lehman Brothers Municipal Bond Index*         8.50%    6.33%      30.47%
National Municipal Bond Fund Class A (at net
 asset value)                                 8.85%    5.52%      26.10%
National Municipal Bond Fund Class A (net of
 4.75% sales charge)                          3.68%    4.34%      20.11%
National Municipal Bond Fund Class B (at net
 asset value)                                 7.94%    4.81%      22.45%
National Municipal Bond Fund Class B (net of
 CDSC**)                                      2.94%    4.41%      20.45%
National Municipal Bond Fund Class C (at net
 asset value)                                 7.94%    4.80%      22.45%
National Municipal Bond Fund Class C (net of
 CDSC**)                                      6.94%    4.80%      22.45%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

The municipal bond market enjoyed a strong year of price returns despite a 25 basis point hike in short-term interest rates by the Federal Reserve in March. While the rise in rates alarmed investors, fears soon dissipated as signs of moderate growth and benign inflation pervaded the US economy. Continued good news on the economy and inflation allowed municipal bonds to remain strong through July. During August, tax-exempt prices fell when hints of a growth re-surgence in the economy derailed the rally in the bond markets. Municipals quickly recovered in September as economic data released during the month un-dermined any perceived strength in the economy. The market rallied further in October as the unfolding financial crisis in Asia led to higher prices for both Treasuries and municipal bonds.

Municipals performed well for the year despite an estimated 17% increase in new issuance from state and local governments. The main buyers continue to be property and casualty insurance companies, mutual funds, and individual buy-ers.

The Fund's A shares returned 8.85% for the fiscal year ended October 31, 1997, outperforming the 8.50% return for the Lehman Brothers Municipal Bond Index. Looking ahead, municipal new issue supply is expected to remain heavy through the first three weeks of December. This will likely leave tax-exempts in a strong technical position through early January when a dwindling new issue calendar encounters an influx of cash on January 1 from maturing bonds and coupon payments.

                        U.S. GOVERNMENT SECURITIES FUND

                To seek a high level of current income consistent with preser-vation of capital and maintenance of liquidity by investing in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.
INVESTMENT OBJECTIVE:

SUBADVISOR:     Salomon Brothers Asset Management Inc

                Steven Guterman
PORTFOLIO MANAGER:

INCEPTION DATE: August 28, 1989#

                 Change in Value of $10,000 Investment and Comparative Indicies

                          [LINE GRAPH APPEARS HERE]

      Date          NAV        4.75% Sales Charge       ML 1-10
      ----          ---        ------------------       -------

                               PERFORMANCE TABLE

                                                                             Cumulative
                                      Average Annual Total Return           Total Return
                                                  Since      Since#      Since      Since#
Periods Ending October 31, 1997  1 Year 5 years Inception Dec 13, 1991 Inception Dec 13, 1991
Merrill Lynch 1-10 Year
 Government Index*               7.36%   6.44%    8.01%      6.89%      87.64%      48.35%
U.S. Government
 Securities Fund Class A
 (at net asset value)            7.56%   6.25%    7.54%      6.57%      81.16%      45.46%
U.S. Government
 Securities Fund Class A
 (net of 4.75% sales
 charge)                         2.45%   5.22%    6.90%      5.69%      72.56%      38.52%
U.S. Government
 Securities Fund Class B
 (at net asset value)            6.84%   5.77%    7.25%      6.17%      77.14%      42.23%
U.S. Government
 Securities Fund Class B
 (net of CDSC**)                 1.84%   5.45%    7.25%      6.04%      77.14%      41.24%
U.S. Government
 Securities Fund Class C
 (at net asset value)            6.84%   5.77%    7.25%      6.17%      77.14%      42.23%
U.S. Government
 Securities Fund Class C
 (net of CDSC***)                5.84%   5.77%    7.25%      6.17%      77.14%      42.23%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.
  # Current investment manager (subadvisor) assignment became effective
    12/13/91

                        PORTFOLIO MANAGER'S COMMENTARY

Inflation remained low during 1997 even as the economy continued to grow. Strong economic growth caused the Federal Reserve to lift the federal funds rate by 25 basis points to 5.5% in March. The move, billed by Chairman Greenspan as "insurance", proved to be just that as inflation continued to de-cline despite GDP growth close to 4%.

The combination of continued low inflation and a strong economy contributed to good bond performance. Long-term US interest rates, as measured by the 30-year US Treasury, dropped by 49 basis points over the past year to 6.15%. Short-term interest rates declined less significantly, dropping 12 basis points to 5.6%.

The Fund's A shares returned 7.56% for the fiscal year ended October 31, 1997 outperforming the Merrill Lynch 1-10 Year Government Index which returned 7.36%. The Fund's performance benefited from its significant allocation to mortgage securities which have outperformed Treasuries by almost 100 basis points on a duration adjusted basis. Over the past year, the Fund's allocation to mortgages has ranged from 65% to 85%. Presently, the allocation is closer to 65% as a result of our concern that mortgages may underperform due to heavy homeowner prepayments should long-term interest rates decline further.

Report of Independent Accountants
------------------------------------------------------------------------------



To the Trustees and Shareholders of North American Funds:


We have audited the accompanying statements of assets and liabilities of North American Funds (the "Funds") (comprising, the International Small Cap, Small/Mid Cap, Global Equity, Growth Equity, International Growth and Income, Growth and Income, Equity-Income (formerly Value Equity), Balanced, Strategic Income, Investment Quality Bond, National Municipal Bond, U.S. Government Securities and Money Market Funds), including the portfolios of investments, as of October 31, 1997, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentations. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios comprising the Funds as of October 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.







Boston, Massachusetts
December 23, 1997

NORTH AMERICAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES - OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                        Net assets........................................

                                                                 *Investments in securities, at identified cost (Note 2)..


                                                                  International    Small/Mid         Global          Growth
ASSETS                                                              Small Cap         Cap            Equity          Equity
                                                                      Fund            Fund            Fund            Fund
                                                                  ------------    ------------    ------------    ------------
Investments in securities, at value* (Includes a
 repurchase agreement of $3,692,000 in the International
 Small Cap Fund) (See accompanying portfolio of investments)..     $17,800,980     $38,155,034    $129,821,366     $31,730,170
Receivable for forward foreign currency contracts to sell
 (Notes 2 and 7)..............................................         509,185          ------      11,982,165          ------
Forward foreign currency contracts to buy, at value
 (Cost: $11,771 and $1,105,329 in the International
 Small Cap and Global Equity Funds, respectively)
 (Notes 2 and 7)..............................................          11,836          ------       1,129,208          ------
Cash..........................................................             465             968             605              59
Foreign currency (Cost: $400,272, $7,055 and $7,241 in
 the International Small Cap, Global Equity and Growth
 Equity Funds, respectively)..................................         400,127          ------           7,388           7,481
Receivables:
     Investments sold.........................................         299,772         620,641           7,487         289,771
     Fund shares sold.........................................           3,835          46,651         263,507          51,788
     Dividends................................................          10,193           8,450         310,837          22,001
     Interest.................................................             513           3,006             383             327
     Foreign tax withholding reclaims.........................          10,358          ------          33,218             741
     From adviser (Note 5)....................................          10,907          15,928          26,475          14,317
Other assets..................................................           7,574           9,229          19,552           8,584
                                                                 --------------  --------------  --------------  --------------
         Total assets.........................................      19,065,745      38,859,907     143,602,191      32,125,239
                                                                 --------------  --------------  --------------  --------------

LIABILITIES

Forward foreign currency contracts to sell, at value
 (Cost: $509,185 and $11,982,165 in the International
 Small Cap and Global Equity Funds, respectively)
 (Notes 2 and 7)..............................................         512,785          ------      11,529,028          ------
Payables:
     Forward foreign currency contracts to buy
      (Notes 2 and 7).........................................          11,771          ------       1,105,329          ------
     Investments purchased....................................          11,836       1,001,989         862,336         478,419
     Fund shares redeemed.....................................          19,407          52,842         241,965          83,235
     Dividend and interest withholding tax....................           1,580          ------          35,725             322
     Investment adviser.......................................          16,632          24,758         100,029          19,954
     Custodian and transfer agent fees........................          21,103          24,850          50,441          22,954
     Securities lending.......................................         825,701       8,269,878       5,455,720       6,624,477
     Distribution fee.........................................          13,983          24,196          98,141          20,406
     Other accrued expenses...................................          12,476          18,358          85,022          16,135
                                                                 --------------  --------------  --------------  --------------
         Total liabilities....................................       1,447,274       9,416,871      19,563,736       7,265,902
                                                                 --------------  --------------  --------------  --------------
NET ASSETS....................................................     $17,618,471     $29,443,036    $124,038,455     $24,859,337
                                                                 ==============  ==============  ==============  =============
Net assets consist of:
     Undistributed net investment loss (Note 2)...............          $8,330          ------      ($102,559)         $87,652
     Accumulated undistributed net realized gain
      (loss) on investments, foreign currency and
      forward foreign currency contracts......................       (587,448)        $481,944       7,780,248       2,126,767
     Unrealized appreciation (depreciation) on:
       Investments............................................       1,301,976       4,068,245      17,859,976       2,180,877
       Foreign currency and forward foreign currency
        contracts.............................................         (2,883)          ------         480,088             274
     Capital shares at par value of $.001 (Note 3)............           1,283           1,916           7,652           1,470
     Additional paid-in capital...............................      16,897,213      24,890,931      98,013,050      20,462,297
                                                                 --------------  --------------  --------------  --------------

Net assets....................................................     $17,618,471     $29,443,036    $124,038,455     $24,859,337
                                                                 ==============  ==============  ==============  ==============

*Investments in Securities, at identified Cost (Note 2).......     $16,499,004     $34,086,789    $111,961,390     $29,549,293
                                                                 ==============  ==============  ==============  ==============


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES - OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                  International    Small/Mid         Global          Growth
                                                                   Small Cap          Cap            Equity          Equity
NET ASSET VALUES                                                     Fund            Fund             Fund            Fund
                                                                  ------------    ------------    ------------    ------------
Class A Shares
  Net assets at value....................................           $3,225,092      $4,169,993     $30,960,252      $3,053,455
  Shares outstanding.....................................              232,650         268,833       1,897,016         179,467


Net asset value (NAV) and redemption price per share.....               $13.86          $15.51          $16.32          $17.01
Public offering price per share (100/95.25 of NAV)                      ======          ======          ======          ======
  On sales of $100,000 or more the offering price
   is reduced............................................               $14.55          $16.28          $17.13          $17.86
                                                                        ======          ======          ======          ======

Class B Shares
  Net assets at value....................................           $7,368,779     $11,801,605     $31,833,423      $9,040,051
  Shares outstanding.....................................              537,569         769,946       1,972,553         534,959

Net asset value, offering price and redemption price
  per share..............................................               $13.71          $15.33          $16.14          $16.90
                                                                        ======          ======          ======          ======

Class C Shares
  Net assets at value....................................           $7,024,600     $13,471,438     $61,244,780     $12,765,831
  Shares outstanding.....................................              512,483         877,701       3,782,659         755,894

Net asset value, offering price and redemption price
 per share...............................................               $13.71          $15.35          $16.19          $16.89
                                                                        ======          ======          ======          ======


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES continued - OCTOBER 31, 1997
--------------------------------------------------------------------------------


                                                                   *Investments in securities, at identified cost (Note 2)...


ASSETS

                                                                  International
                                                                   Growth and       Growth and      Equity-Income     Balanced
                                                                   Income Fund      Income Fund         Fund            Fund
                                                                 ---------------    ------------    ------------    ------------
Investments in securities, at value* (See accompanying
 portfolio of investments).................................         $29,421,934    $194,530,537    $189,265,476    $103,496,344
Receivable for forward foreign currency contracts to sell
 (Notes 2 and 7)...........................................           9,137,590          ------          ------          ------
Forward foreign currency contracts to buy, at value
 (Cost: $5,820,264 and $1,227,525 in the International
 Growth and Income and Balanced Funds, respectively)
 (Notes 2 and 7)...........................................           5,833,316          ------          ------       1,225,391
Cash.......................................................                 398              34             315              36
Foreign currency (Cost: $3,037,393, $1,818, $34 and
 $147,042 in the International Growth and Income,
 Growth and Income, Equity-Income and Balanced
 Funds, respectively)......................................           3,080,696           1,600              36         147,144
Receivables:
     Investments sold......................................           1,367,011         573,998         602,227       2,964,029
     Fund shares sold......................................              16,439         200,258         178,552          45,076
     Dividends.............................................              36,885         269,254         327,488         113,409
     Interest..............................................             175,149             639              76         442,701
     Foreign tax withholding reclaims......................              25,796          ------           3,613          16,140
     From adviser (Note 5).................................               8,786          36,748          24,249          22,844
Other assets...............................................               8,209          18,853          21,593          13,023
                                                                 ---------------  --------------   -------------  --------------
         Total assets......................................          49,112,209     195,631,921     190,423,625     108,486,137
                                                                 ---------------  --------------   -------------  --------------
LIABILITIES

Forward foreign currency contracts to sell, at value
 (Cost: $9,137,590) (Notes 2 and 7)........................           9,001,881          ------          ------          ------
Payables:
     Forward foreign currency contracts to buy
      (Notes 2 and 7)......................................           5,820,264          ------          ------       1,227,525
     Investments purchased.................................           2,146,815         365,075       1,857,880       5,106,304
     Fund shares redeemed..................................              44,308         237,894          51,973          66,809
     Dividend and interest withholding tax.................               5,499           1,763           1,736           5,354
     Investment adviser....................................              23,820         113,843         106,828          62,194
     Custodian and transfer agent fees.....................              24,040          50,809          54,019          35,573
     Securities lending....................................           2,744,366       7,286,228      20,937,768       4,144,267
     Distribution fee......................................              24,607         146,370         129,524          78,019
     Other accrued expenses................................              21,254         122,486         110,294          65,372
                                                                 ---------------  --------------   -------------  --------------
         Total liabilities.................................          19,856,854       8,324,468      23,250,022      10,791,417
                                                                 ---------------  --------------   -------------  --------------

NET ASSETS.................................................         $29,255,355    $187,307,453    $167,173,603     $97,694,720
                                                                 ===============  ==============   =============  ==============

Net assets consist of:
     Undistributed net investment income (Note 2)..........           ($50,193)        $169,142      $2,048,580      $1,388,676
     Accumulated undistributed net realized gain
      on investments, foreign currency and
      forward foreign currency contracts...................           2,323,494      14,979,443      11,039,356      15,785,914
     Unrealized appreciation (depreciation) on:
      Investments..........................................         (1,039,355)      52,802,480      23,852,133       4,681,362
       Foreign currency and forward foreign currency
        contracts..........................................             209,456           (218)             687              94
     Capital shares at par value of $.001 (Note 3).........               2,718           8,620           9,643           7,756
     Additional paid-in capital............................          27,809,235     119,347,986     130,223,204      75,830,918
                                                                 ---------------  --------------   -------------  --------------
         Net assets........................................         $29,255,235    $187,307,453    $167,173,603     $97,694,720
                                                                 ===============  ==============   =============  ==============
* Investments in securities, at identified cost (Note 2)...         $30,461,289    $141,728,057    $165,413,343     $98,814,982
                                                                 ===============  ==============   =============  ==============

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES - OCTOBER 31, 1997
--------------------------------------------------------------------------------


                                                                  International
NET ASSET VALUES                                                   Growth and       Growth and
                                                                     Income           Income       Equity-Income      Balanced
                                                                      Fund             Fund            Fund             Fund
                                                                  --------------   -------------   --------------   -------------
Class A Shares
  Net assets at value......................................        $4,461,437      $34,185,957     $36,333,753     $12,294,080

  Shares outstanding.......................................           412,548        1,570,268       2,083,395         976,982


Net asset value (NAV) and redemption price per share.......            $10.81           $21.77          $17.44          $12.58
                                                                       ======           ======          ======          ======

Public offering price per share (100/95.25 of NAV)
  On sales of $100,000 or more the offering price
  is reduced...............................................            $11.35           $22.86          $18.31          $13.21
                                                                       ======           ======          ======          ======

Class B Shares
  Net assets at value......................................       $16,334,327      $54,871,416     $36,191,071     $17,140,031
  Shares outstanding.......................................         1,519,184        2,532,295       2,098,779       1,371,938


Net asset value, offering price and redemption price
  per share................................................            $10.75           $21.67          $17.24          $12.49
                                                                       ======           ======          ======          ======

Class C Shares
  Net assets at value......................................        $8,459,591      $98,250,080     $94,648,779     $68,260,609
  Shares outstanding.......................................           786,235        4,517,472       5,460,985       5,406,916


Net asset value, offering price and redemption price
  per share................................................            $10.76           $21.75          $17.33          $12.62
                                                                       ======           ======          ======          ======


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES - OCTOBER 31, 1997
--------------------------------------------------------------------------------


                                                                       Investment       National           U.S.
                                                       Strategic        Quality         Municipal       Government        Money
                                                        Income            Bond            Bond          Securities       Market
                                                         Fund             Fund            Fund             Fund           Fund
                                                     ------------    -------------    ------------    -------------    ------------
ASSETS
Investments in securities, at value* (Includes
 a repurchase agreement of $25,375,000 in the
 U.S. Government Securities Fund) (See
 accompanying portfolio of investments)........      $107,782,571     $22,114,465      $18,012,070     $127,290,839     $21,911,050
Receivable for forward foreign currency
 contracts to sell (Notes 2 and 7).............        11,317,357            ----             ----             ----            ----
Forward foreign currency contracts to buy, at
 value (Cost $9,677,261)(Notes 2 and 7)........         9,817,700            ----             ----             ----            ----
Cash...........................................               810             274           89,131           42,275          13,175
Foreign Currency (Cost $19,753)................            19,997            ----             ----             ----            ----
Receivables:
     Investments sold..........................         5,368,193         470,236          823,323        6,437,156            ----
     Fund shares sold..........................           120,879          11,838            6,720          221,379         103,072
     Dividends.................................               867            ----             ----             ----            ----
     Interest..................................         1,603,743         335,107          287,103          586,013            ----
     Foreign tax withholding reclaims..........             3,825            ----             ----             ----            ----
     From adviser (Note 5).....................            10,789           8,685           11,434           53,166          14,551
Deferred organization expenses (Note 2)........             2,512            ----            1,813             ----            ----
Other assets...................................            15,130           8,613            9,185           15,803          14,151
                                                     ------------    ------------    -------------    -------------    ------------
           Total assets........................       136,064,373      22,949,218       19,240,779      134,646,631      22,055,999
                                                     ------------    ------------    -------------    -------------    ------------

LIABILITIES

Forward foreign currency contracts to sell, at
 value (Cost $11,317,357)(Notes 2 and 7).......        11,509,028            ----             ----             ----            ----
Payables:
     Forward foreign currency contracts to buy
      (Notes 2 and 7)..........................         9,677,261            ----             ----             ----            ----
     Investments purchased.....................        15,374,126         444,078          968,590       30,069,659            ----
     Fund shares redeemed......................           201,279           1,926           15,009           39,501          82,924
     Dividends.................................           165,251          20,438           27,680          200,269           7,577
     Dividend and interest withholding tax.....                65            ----             ----             ----            ----
     Investment adviser........................            52,672           8,923            9,210           50,305           4,173
     Custodian and transfer agent fees.........            28,191          18,754           13,649           33,764          21,248
     Securities lending........................        15,735,264       4,600,901             ----       19,530,839            ----
     Distribution fee..........................            66,054          11,130           11,173           43,691            ----
     Other accrued expenses....................            54,100          11,483           11,796           56,889          12,215
Deferred mortgage dollar roll income...........             4,331            ----             ----           11,315            ----
                                                     ------------    ------------    -------------    -------------    ------------
           Total liabilities...................        52,867,622       5,117,633        1,057,107       50,036,232         128,137
                                                     ------------    ------------    -------------    -------------    ------------

NET ASSETS.....................................       $83,196,751     $17,831,585      $18,183,672      $84,610,399     $21,927,862
                                                     ============    ============    =============    =============    ============

Net assets consist of:
     Undistributed net investment income (loss)
      (Note 2).................................          ($80,961)        $17,719            ($474)       ($414,408)           ----
     Accumulated undistributed net realized
      gain (loss) on investments, foreign
      currency and forward foreign currency
      contracts................................         1,274,370        (526,420)        (213,613)      (1,991,535)           ----
     Unrealized appreciation (depreciation) on:
      Investments..............................         1,614,560         408,301          973,649          758,846            ----
      Foreign currency and forward foreign
       currency contracts......................           (41,475)           ----             ----             ----            ----
      Capital shares at par value of $.001
       (Note 3)................................             8,527           1,695            1,803            8,514         $21,928
      Additional paid-capital..................        80,421,730      17,930,290       17,422,307       86,248,682      21,905,934
                                                     ------------    ------------    -------------    -------------    ------------
           Net assets..........................       $83,196,751     $17,831,585      $18,183,672      $84,610,399     $21,927,862
                                                     ============    ============    =============    =============    ============
*Investments in securities, at identified cost
 (Note 2)......................................      $106,168,011     $21,706,164      $17,038,421     $126,531,993     $21,911,050
                                                     ============    ============    =============    =============    ============

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES continued - October 31, 1997
--------------------------------------------------------------------------------

                                                                      Investment     National         U.S.
                                                         Strategic     Quality       Municipal     Government       Money
                                                          Income        Bond           Bond        Securities       Market
                                                           Fund         Fund           Fund           Fund           Fund
                                                        -----------   ----------     ----------   ------------   -----------
NET ASSET VALUES

Class A Shares
 Net assets at value................................... $15,924,157   $7,109,780     $6,347,235    $53,234,761   $11,056,985
 Shares outstanding....................................   1,631,881      675,704        629,317      5,357,730    11,056,985

Net asset value (NAV) and redemption price per share...       $9.76       $10.52         $10.09          $9.94         $1.00
                                                              -----       ------         ------          -----         -----
Public offering price per share (100/95.25 of NAV)
 On sales of $100,000 or more the offering price
 is reduced............................................      $10.25       $11.04         $10.59         $10.44           ---
                                                             ------       ------         ------         ------          ----

Class B Shares
 Net assets at value................................... $34,589,956   $4,612,510     $6,531,524    $16,659,397    $3,331,454
 Shares outstanding....................................   3,545,149      438,362        647,576      1,676,117     3,331,454

Net asset value, offering price and redemption price
 per share.............................................       $9.76       $10.52         $10.09          $9.94         $1.00
                                                              -----       ------         ------          -----         -----

Class C Shares
 Net assets at value................................... $32,682,638   $6,109,295     $5,304,913    $14,716,241    $7,539,423
 Shares outstanding....................................   3,349,697      580,612        525,979      1,480,550     7,539,423

Net asset value, offering price and redemption price
 per share.............................................       $9.76       $10.52         $10.09          $9.94         $1.00
                                                              -----       ------         ------          -----         -----


    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                           International                     Global          Growth
                                                             Small Cap      Small/Mid        Equity          Equity
                                                               Fund          Cap Fund         Fund            Fund
                                                           -------------   ------------    ----------      ----------
Investment Income:

    Interest..............................................      $153,531        $81,421       $45,108        $125,017
    Dividends (Net of $20,210, $1,437, $217,088 and
    $2,618 withholding tax in the International Small
    Cap, Small/Mid Cap, Global Equity and Growth
    Equity Funds, respectively)...........................       133,914         73,423     2,547,754         169,373
                                                             -----------   ------------   -----------     -----------

         Total income.....................................       287,445        154,844     2,592,862         294,390
                                                             -----------   ------------   -----------     -----------

Expenses:

    Distribution for Class A..............................        10,099         12,744       102,730           9,600
    Distribution for Class B..............................        69,411         88,342       287,886          72,054
    Distribution for Class C..............................        69,008        109,928       647,840          99,227
    Investment adviser fee (Note 5).......................       175,637        217,083     1,106,316         178,839
    Custodian fee.........................................        30,649         41,558        98,615          35,793
    Transfer agent fee....................................        57,252         77,550       205,868          61,846
    Accounting/administration.............................        30,889         42,517       235,632          35,983
    Audit and legal fees..................................         7,126         10,175        57,339           8,967
    Miscellaneous.........................................        31,264         33,308        96,122          32,820
                                                             -----------   ------------   -----------     -----------
    Expenses before reimbursement
     by investment advisor................................       481,335        633,205     2,838,348         535,129

    Reimbursement of expenses by
     investment advisor (Note 5)..........................        73,395        111,235        63,587          95,871
                                                             -----------   ------------   -----------     -----------

         Net expenses.....................................       407,940        521,970     2,774,761         439,258
                                                             -----------   ------------   -----------     -----------

         Net investment loss..............................      (120,495)      (367,126)     (181,899)       (144,868)
                                                             -----------   ------------   -----------     -----------

Realized and unrealized gain on investments, foreign currency and forward foreign currency contracts:

    Net realized gain (loss) on:
     Investment transactions...............................     (529,214)     1,592,142     7,964,844       2,705,613
     Foreign currency and forward foreign
      currency contracts...................................      (39,336)           ---       559,899          (6,483)
     Change in unrealized appreciation (depreciation) on:
      Investments..........................................      942,729      3,472,083    18,658,707       1,477,592
      Translation of foreign currency and forward
       foreign currency contracts..........................       (3,105)           ---       560,153             262
                                                             -----------   ------------   -----------     -----------

          Net gain on investments, foreign currency
           and forward foreign currency contracts..........      371,074      5,064,225    27,743,603       4,176,984
                                                             -----------   ------------   -----------     -----------

Net increase in net assets
 resulting from operations.................................     $250,579     $4,697,099   $27,561,704      $4,032,116
                                                             ===========   ============   ===========     ===========

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------



                                                                      International                       Equity-
                                                                       Growth and      Growth and         Income
Investment Income:                                                     Income Fund     Income Fund         Fund
                                                                      -------------    ------------    ------------
    Interest (Net of $1,542 and $1,599 withholding tax
     in the International Growth and Income and
     Balanced Funds, respectively)...........................              $348,904        $189,855        $789,799
    Dividends (Net of $66,644, $19,766, $42,693 and
     $31,274 withholding tax in the International Growth
     and Income, Growth and Income, Equity-Income
     and Balanced Funds, respectively).......................               498,505       3,032,120       4,425,712
                                                                       -------------   -------------   -------------

         Total income........................................               847,409       3,221,975       5,215,511
                                                                       -------------   -------------   -------------
Expenses:

    Distribution for Class A.................................                18,100          89,748         114,372
    Distribution for Class B.................................               166,177         461,666         319,396
    Distribution for Class C.................................                93,956         892,681         908,852
    Investment adviser fee (Note 5)..........................               280,663       1,112,269       1,128,276
    Custodian fee............................................                24,064          65,516          62,612
    Transfer agent fee.......................................                77,814         231,418         248,497
    Accounting/administration................................                59,838         297,900         294,983
    Audit and legal fees.....................................                13,777          74,246          71,257
    Amortization of deferred organization expenses
     (Note 2)................................................                 1,482          ------          ------
    Miscellaneous............................................                29,383          55,708          57,305
                                                                       -------------   -------------   -------------
    Expenses before reimbursement
     by investment adviser...................................               765,254       3,281,152       3,205,550
    Reimbursement of expenses by
     investment adviser (Note 5).............................                49,222         241,345         323,349
                                                                       -------------   -------------   -------------

         Net expenses........................................               716,032       3,039,807       2,882,201
                                                                       -------------   -------------   -------------

         Net investment income...............................               131,377         182,168       2,333,310
                                                                       -------------   -------------   -------------

Realized and unrealized gain on investments, foreign
 currency and forward foreign currency contracts:
    Net realized gain (loss) on:
      Investment transactions................................             2,452,134      15,043,013      11,805,051
      Foreign currency and forward foreign
       currency contracts....................................              (148,990)            164         (16,134)
    Change in unrealized appreciation (depreciation) on:
      Investments............................................            (1,660,231)     26,450,524      21,707,197
      Translation of foreign currency and forward
       foreign currency contracts............................               118,437             (93)            687
                                                                       -------------   -------------   -------------
         Net gain on investments, foreign currency
          and forward foreign currency contracts.............               761,350      41,493,608      33,496,801
                                                                       -------------   -------------   -------------
Net increase in net assets
 resulting from operations...................................              $892,727     $41,675,776     $35,830,111
                                                                       =============   =============   =============


                                                                           Balanced
Investment Income:                                                           Fund
                                                                         ------------
    Interest (Net of $1,542 and $1,599 withholding tax
     in the International Growth and Income and
     Balanced Funds, respectively)............................           $2,671,191
    Dividends (Net of $66,644, $19,766, $42,693 and
     $31,274 withholding tax in the International Growth
     and Income, Growth and Income, Equity-Income
     and Balanced Funds, respectively)........................            1,384,997
                                                                      --------------

         Total income.........................................            4,056,188
                                                                      --------------
Expenses:

    Distribution for Class A..................................               40,665
    Distribution for Class B..................................              168,870
    Distribution for Class C..................................              707,078
    Investment adviser fee (Note 5)...........................              735,884
    Custodian fee.............................................               39,294
    Transfer agent fee........................................              147,826
    Accounting/administration.................................              191,924
    Audit and legal fees......................................               43,751
    Amortization of deferred organization expenses
     (Note 2).................................................               ------
    Miscellaneous.............................................               43,246
                                                                      --------------
    Expenses before reimbursement
     by investment adviser....................................            2,118,538
    Reimbursement of expenses by
     investment adviser (Note 5)..............................              218,966
                                                                      --------------

         Net expenses.........................................            1,899,572
                                                                      --------------

         Net investment income................................            2,156,616
                                                                      --------------
Realized and unrealized gain on investments, foreign
 currency and forward foreign currency contracts:

    Net realized gain (loss) on:
      Investment transactions.................................           15,803,775
      Foreign currency and forward foreign
        currency contracts....................................              (74,875)
    Change in unrealized appreciation (depreciation) on:
      Investments.............................................           (2,893,993)
      Translation of foreign currency and forward
       foreign currency contracts.............................                  (59)
                                                                      --------------
         Net gain on investments, foreign currency
          and forward foreign currency contracts..............           12,834,848
                                                                      --------------
Net increase in net assets
 resulting from operations....................................          $14,991,464
                                                                      ==============

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------



                                                                                        Investment       National
                                                                        Strategic         Quality        Municipal
                                                                         Income            Bond            Bond
                                                                          Fund             Fund            Fund
                                                                      -------------    ------------    ------------
Investment Income:

     Interest................................................            $6,671,840      $1,480,320      $1,072,598
     Mortgage dollar rolls...................................                   ---             ---             ---
     Dividends...............................................                 3,185             194             ---
                                                                       ------------    ------------    ------------

         Total income........................................             6,675,025       1,480,514       1,072,598
                                                                       ------------    ------------    ------------
Expenses:

    Distribution for Class A.................................                55,049          27,000           9,802
    Distribution for Class B.................................               332,169          45,985          63,462
    Distribution for Class C.................................               276,993          66,860          54,263
    Investment adviser fee (Note 5)..........................               561,512         113,993         109,842
    Custodian fee............................................                61,671           8,585           2,919
    Transfer agent fee.......................................               106,956          52,349          27,426
    Accounting/administration................................               143,700          37,415          35,719
    Audit and legal fees.....................................                33,529           8,159           8,384
    Amortization of deferred organization expenses
     (Note 2)................................................                 2,514             ---           2,563
    Miscellaneous............................................                38,703          24,548          18,848
                                                                       ------------    ------------    ------------
    Expenses before reimbursement
     by investment adviser...................................             1,612,796         384,894         333,228

    Reimbursement of expenses by
     investment adviser (Note 5).............................                69,947          73,564          51,990
                                                                       ------------    ------------    ------------

         Net expenses........................................             1,542,849         311,330         281,238
                                                                       ------------    ------------    ------------

         Net investment income...............................             5,132,176       1,169,184         791,360
                                                                       ------------    ------------    ------------

Realized and unrealized gain on investments, foreign currency and forward foreign currency contracts:

    Net realized gain (loss) on:
      Investment transactions................................             1,433,455          42,588         211,627
      Foreign currency and forward foreign
       currency contracts....................................                91,730             ---             ---
    Change in unrealized appreciation (depreciation) on:
      Investments............................................               506,946         249,233         441,613
      Translation of foreign currency and forward
       foreign currency contracts............................                10,764             ---             ---
                                                                       ------------    ------------    ------------
         Net gain on investments, foreign currency
          and forward foreign currency contracts.............             2,042,895         291,821         653,240
                                                                       ------------    ------------    ------------
Net increase in net assets
 resulting from operations...................................            $7,175,071      $1,461,005      $1,444,600
                                                                       ============    ============    ============


                                                                         U.S.
                                                                     Government              Money
                                                                     Securities              Market
                                                                        Fund                  Fund
                                                                    -------------         -------------
Investment Income:

     Interest................................................         $6,316,097            $1,105,794
     Mortgage dollar rolls...................................            728,480                   ---
     Dividends...............................................                ---                   ---
                                                                    ------------          ------------

         Total income........................................          7,044,577             1,105,794
                                                                    ------------          ------------
Expenses:

    Distribution for Class A.................................            216,152                   ---
    Distribution for Class B.................................            175,346                   ---
    Distribution for Class C.................................            152,729                   ---
    Investment adviser fee (Note 5)..........................            567,391                40,088
    Custodian fee............................................             40,223                 5,863
    Transfer agent fee.......................................            138,665                74,506
    Accounting/administration................................            189,000                37,968
    Audit and legal fees.....................................             41,309                 7,810
    Amortization of deferred organization expenses
     (Note 2)................................................                ---                   ---
    Miscellaneous............................................             40,430                32,415
                                                                    ------------          ------------
    Expenses before reimbursement
     by investment adviser...................................          1,561,245               198,650

    Reimbursement of expenses by
     investment adviser (Note 5).............................            165,117                98,317
                                                                    ------------          ------------

         Net expenses........................................          1,396,128               100,333
                                                                    ------------          ------------

         Net investment income...............................          5,648,449             1,005,461
                                                                    ------------          ------------

Realized and unrealized gain on investments, foreign currency and forward foreign currency contracts:

    Net realized gain (loss) on:
      Investment transactions................................           (120,702)                  ---
      Foreign currency and forward foreign
       currency contracts....................................                ---                   ---
    Change in unrealized appreciation (depreciation) on:
      Investments............................................            977,025                   ---
      Translation of foreign currency and forward
       foreign currency contracts............................                ---                   ---
                                                                    ------------          ------------
         Net gain on investments, foreign currency
          and forward foreign currency contracts.............            856,323                   ---
                                                                    ------------          ------------
Net increase in net assets
 resulting from operations...................................         $6,504,772            $1,005,461
                                                                    ============          ============


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              International
                                             Small Cap Fund          Small/Mid Cap Fund      Global Equity Fund
                                        ------------------------- ----------------------- -------------------------
                                           Year        03/04/96*     Year      03/04/96*     Year        Year
                                           Ended          to         Ended        to         Ended       Ended
                                          10/31/97     10/31/96     10/31/97   10/31/96     10/31/97    10/31/96
Increase (decrease) in net assets:      ------------  ----------- ----------- ----------- ------------ ------------
Operations:

  Net investment income (loss).........    ($120,495)     ($2,132)  ($367,126)   ($64,498)   ($181,899) ($1,061,996)
  Net realized gain (loss) on:
    Investment transactions............     (529,214)     (62,589)  1,592,142    (771,607)   7,964,844   20,253,188
    Foreign currency and forward
     foreign currency contracts........      (39,336)      (2,661)     ------      ------      559,899   (2,845,571)
  Change in unrealized appreciation
  (depreciation) on:
    Investments........................      942,729      359,247   3,472,083     596,162   18,658,707   (8,931,531)
    Foreign currency and forward
     foreign currency contracts........       (3,105)         222      ------      ------      560,153      384,459
                                        ------------  ----------- ----------- ----------- ------------ ------------
Net increase (decrease) in net assets
 resulting from operations.............      250,579      292,087   4,697,099    (239,943)  27,561,704    7,798,549

Net equalization credits (charges)
  (Note 2).............................        1,803        4,522      ------      ------     (134,022)    (222,342)

Distribution to shareholders from:

  Net investment income
    Class A............................       ------       ------      ------      ------       ------     (370,905)
    Class B............................       ------       ------      ------      ------       ------     (247,709)
    Class C............................       ------       ------      ------      ------       ------     (588,999)
  Net realized gains on investments
   and foreign currency transactions
    Class A............................       ------       ------      ------      ------   (2,895,690)      ------
    Class B............................       ------       ------      ------      ------   (2,872,442)      ------
    Class C............................       ------       ------      ------      ------   (7,051,972)      ------

Distribution to shareholders:

  In excess of net investment income
    Class A............................       ------       ------      ------      ------      (89,634)      ------

Increase (decrease) in net assets
from capital share transactions
(Note 3)...............................    4,661,417   12,408,063   6,879,852  18,106,028   (6,894,415) (20,505,106)
                                        ------------  ----------- ----------- ----------- ------------ ------------

Increase (decrease) in net assets......    4,913,799   12,704,672  11,576,951  17,866,085    7,623,529  (14,136,512)

Net assets at beginning of period......   12,704,672       ------  17,866,085      ------  116,414,926  130,551,438
                                        ------------  ----------- ----------- ----------- ------------ ------------

Net assets at end of period............  $17,618,471  $12,704,672 $29,443,036 $17,866,085 $124,038,455 $116,414,926
                                        ============  =========== =========== =========== ============ ============
Undistributed net
  investment income (loss).............       $8,330       $4,522      ------      ------    ($102,559)   ($256,903)
                                        ============  =========== =========== =========== ============ ============
                                           Growth Equity Fund
                                        -------------------------
                                             Year      03/04/96*
                                            Ended        to
                                           10/31/97    10/31/96
Increase (decrease) in net assets:      ------------  -----------
Operations:

  Net investment income (loss).........    ($144,868)    $187,173
  Net realized gain (loss) on:
    Investment transactions............    2,705,613     (423,274)
    Foreign currency and forward
     foreign currency contracts........       (6,483)      (4,508)
  Change in unrealized appreciation
  (depreciation) on:
    Investments........................    1,477,592      703,285
    Foreign currency and forward
     foreign currency contracts........          262           12
                                        ------------  -----------
Net increase (decrease) in net assets
 resulting from operations.............    4,032,116      462,688

Net equalization credits (charges)
 (Note 2)..............................       33,219       54,433

Distribution to shareholders from:

  Net investment income
    Class A............................      (33,593)      ------
    Class B............................      (63,216)      ------
    Class C............................      (90,077)      ------
  Net realized gains on investments
   and foreign currency transactions
    Class A............................       ------       ------
    Class B............................       ------       ------
    Class C............................       ------       ------

Distribution to shareholders:

  In excess of net investment income
    Class A............................       ------       ------

Increase (decrease) in net assets
from capital share transactions
(Note 3)...............................    7,494,842   12,968,925
                                        ------------  -----------

Increase (decrease) in net assets......   11,373,291   13,486,046

Net assets at beginning of period......   13,486,046       ------
                                        ------------  -----------
Net assets at end of period............  $24,859,337  $13,486,046
                                        ============  ===========
Undistributed net
  investment income (loss).............      $87,652     $240,392
                                        ============  ===========

-----------------------------
* Commencement of operations

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         International
                                                    Growth and Income Fund         Growth and Income Fund
                                                  ----------------------------   ---------------------------
                                                       Year            Year          Year           Year
                                                       Ended          Ended          Ended          Ended
Increase in net assets:                              10/31/97        10/31/96       10/31/97      10/31/96
                                                  --------------   -----------    -----------   ------------
Operations:

  Net investment income....................             $131,377      $159,225        $182,168      $606,189
  Net realized gain (loss) on:
    Investment transactions................            2,452,134     3,404,649      15,043,013     7,749,188
    Foreign currency and forward foreign
      currency contracts...................             (148,990)     (986,073)            164       (40,894)
  Change in unrealized appreciation
  (depreciation) on:
    Investments............................           (1,660,231)      947,754      26,450,524    12,987,230
    Foreign currency and forward foreign
      currency contracts...................              118,437      (284,107)            (93)          261
                                                  --------------  ------------   ------------- -------------

Net increase in net assets resulting
 from operations...........................              892,727     3,241,448      41,675,776    21,301,974


Net equalization credits (charges) (Note 2)               (9,971)        6,318          21,811        14,902


Distribution to shareholders from:

  Net investment income
    Class A................................              (83,820)      (56,090)       (176,486)     (186,049)
    Class B................................             (180,641)      (52,389)        (73,463)     (205,020)
    Class C................................             (105,721)      (34,562)       (113,463)     (430,616)
  Net realized gains on investments and
    foreign currency transactions
    Class A................................             (332,915)      (75,054)     (1,114,556)     (105,286)
    Class B................................           (1,034,399)     (104,218)     (2,130,500)     (184,505)
    Class C................................             (616,566)      (73,099)     (4,448,214)     (525,694)

Distribution to shareholders:

  In excess of net investment income
    Class A................................               ------        ------             (80)       ------
    Class B................................               ------        ------             (33)       ------
    Class C................................               ------        ------             (51)       ------

Increase in net assets from capital
  share transactions (Note 3)..............            1,701,507     4,531,170      25,829,943    13,771,553
                                                  --------------  ------------   ------------- -------------

Increase in net assets.....................              230,201     7,383,524      59,470,684    33,451,259

Net assets at beginning of period..........           29,025,154    21,641,630     127,836,769    94,385,510
                                                  --------------  ------------   ------------- -------------

Net assets at end of period................          $29,255,355   $29,025,154    $187,307,453  $127,836,769
                                                  ==============  ============   ============= =============

Undistributed net
  investment income........................             ($50,193)     $263,235        $169,142      $270,481
                                                  ==============  ============   ============= =============


                                                        Equity-Income Fund
                                                          (formerly, the
                                                         Value Equity Fund
                                                     --------------------------
                                                         Year         Year
                                                         Ended        Ended
Increase in net assets:                                10/31/97      10/31/96
                                                     -----------   ------------
Operations:

  Net investment income....................           $2,333,310       $616,758
  Net realized gain (loss) on:
    Investment transactions................           11,805,051     28,962,312
    Foreign currency and forward foreign
      currency contracts...................              (16,134)        (6,379)
  Change in unrealized appreciation
   (depreciation) on:
    Investments............................           21,707,197     (6,846,565)
    Foreign currency and forward foreign
      currency contracts...................                  687         ------
                                                    ------------  -------------

Net increase in net assets resulting
 from operations...........................           35,830,111     22,726,126


Net equalization credits (charges) (Note 2)               28,169         44,707


Distribution to shareholders from:

  Net investment income
    Class A................................             (307,637)      (216,448)
    Class B................................             (123,036)      (118,093)
    Class C................................             (297,921)      (187,978)
  Net realized gains on investments and
    foreign currency transactions
    Class A................................           (6,143,038)    (1,874,732)
    Class B................................           (5,815,447)    (1,711,898)
    Class C................................          (17,766,496)    (6,634,855)

Distribution to shareholders:

  In excess of net investment income
    Class A................................               ------         ------
    Class B................................               ------         ------
    Class C................................               ------         ------

Increase in net assets from capital
  share transactions (Note 3)..............           22,385,712      1,737,386
                                                    ------------  -------------

Increase in net assets.....................           27,790,417     13,764,215

Net assets at beginning of period..........          139,383,186    125,618,971
                                                    ------------  -------------

Net assets at end of period................         $167,173,603   $139,383,186
                                                    ============  =============

Undistributed net
  investment income........................           $2,048,580       $454,658
                                                    ============  =============

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                          Balanced Fund              Strategic Income fund
                                                  -----------------------------   ----------------------------
                                                      Year            Year            Year            Year
                                                      Ended           Ended           Ended           Ended
Increase (decrease) in net assets:                   10/31/97        10/31/96        10/31/97        10/31/96
                                                  -------------   -------------   -------------   -------------
Operations:

  Net investment income......................     $   2,156,616   $   2,810,880   $   5,132,176   $   4,313,039
  Net realized gain (loss) on:
    Investment transactions..................        15,803,775       9,535,049       1,433,455       2,401,213
    Futures contracts........................            ------         (80,559)         ------          ------
    Foreign currency and forward foreign
      currency contracts.....................           (74,875)         (1,438)         91,730          80,533
  Change in unrealized appreciation
   (depreciation) on:
    Investments..............................        (2,893,993)       (344,241)        506,946       1,743,690
    Futures contracts........................            ------           4,372          ------          ------
    Foreign currency and forward foreign
     currency contracts......................               (59)            153          10,764          56,961
                                                  -------------   -------------   -------------   -------------
Net increase in net assets
  resulting from operations..................        14,991,464     11,924,216        7,175,071       8,595,436


Net equalization credits (charges) (Note 2)            (205,430)         7,941              471          ------


Distribution to shareholders from:

  Net investment income
    Class A..................................          (392,396)      (342,751)      (1,303,877)       (944,160)
    Class B..................................          (509,836)      (316,830)      (2,551,456)     (2,001,770)
    Class C..................................        (2,058,773)    (2,066,083)      (2,097,399)     (1,367,107)
  Net realized gains on investments, futures
   and foreign currency transactions
    Class A..................................        (1,015,169)      (646,271)        (272,850)         ------
    Class B..................................        (1,534,515)      (692,368)        (599,725)         ------
    Class C..................................        (6,683,658)    (4,999,304)        (442,077)         ------

Distribution to shareholders:

  In excess of net investment income
    Class A..................................            ------         ------          (33,959)         ------
    Class B..................................            ------         ------          (66,452)         ------
    Class C..................................            ------         ------          (54,626)         ------

Increase (decrease) in net assets
 from capital share transactions (Note 3)....        (4,810,436)     (3,488,924)     16,388,157      17,786,584
                                                  -------------   -------------   -------------   -------------


Increase (decrease) in net assets............        (2,218,749)       (620,374)     16,141,278      22,068,983


Net assets at beginning of period............        99,913,469     100,533,843      67,055,473      44,986,490
                                                  -------------   -------------   -------------   -------------

Net assets at end of period..................     $  97,694,720   $  99,913,469   $  83,196,751   $  67,055,473
                                                  =============   =============   =============   =============

Undistributed net investment income (loss)...       $1,388,676    $2,461,605       ($80,961)      $708,280
                                                  =============   =============   =============   =============


                                                     Investment Quality Bond
                                                               Fund
                                                  -----------------------------
                                                       Year           Year
                                                      Ended           Ended
Increase (decrease) in net assets:                   10/31/97        10/31/96
                                                  -------------   -------------
Operations:

  Net investment income......................     $   1,169,184   $   1,277,708
  Net realized gain (loss) on:
    Investment transactions..................            42,588         137,744
    Futures contracts........................            ------          ------
    Foreign currency and forward foreign
      currency contracts.....................            ------          ------
  Change in unrealized appreciation
   (depreciation) on:
    Investments..............................           249,233        (529,084)
    Futures contracts........................            ------          ------
    Foreign currency and forward foreign
      currency contracts.....................            ------          ------
                                                  -------------   -------------
Net increase in net assets
  resulting from operations..................         1,461,005         886,368


Net equalization credits (charges) (Note 2)              (2,133)          3,940


Distribution to shareholders from:

  Net investment income
    Class A..................................          (506,971)       (633,961)
    Class B..................................          (273,774)       (264,717)
    Class C..................................          (401,143)       (418,906)
  Net realized gains on investments, futures
   and foreign currency transactions
    Class A..................................            ------          ------
    Class B..................................            ------          ------
    Class C..................................            ------          ------

Distribution to shareholders:

  In excess of net investment income
    Class A..................................            ------          ------
    Class B..................................            ------          ------
    Class C..................................            ------          ------

Increase (decrease) in net assets
 from capital share transactions (Note 3)....        (3,722,153)        681,354
                                                  -------------   -------------

Increase (decrease) in net assets............        (3,445,169)        254,078

Net assets at beginning of period............        21,276,754      21,022,676
                                                  -------------   -------------
Net assets at end of period..................     $  17,831,585   $  21,276,754
                                                  =============   =============

Undistributed net investment income (loss)...     $      17,719   $      24,735
                                                  =============   =============

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                      National Municipal               U.S. Government
                                                           Bond Fund                   Securities Fund
                                                  ----------------------------    --------------------------
                                                      Year            Year           Year          Year
                                                      Ended           Ended          Ended         Ended
                                                    10/31/97         10/31/96       10/31/97      10/31/96
                                                  -------------    -----------    -----------   ------------
Increase (decrease) in net assets:

Operations:

  Net investment income.....................           $791,360      $902,673      $5,648,449    $6,347,417
  Net realized gain (loss) on
   investment transactions..................            211,627        51,281        (120,702)      692,635
  Change in unrealized appreciation
   (depreciation) on investments............            441,613       134,956         977,025    (2,144,261)
                                                  --------------  ------------   ------------- -------------
Net increase in net assets resulting
 from operations............................          1,444,600     1,088,910       6,504,772     4,895,791


Net equalization credits (charges) (Note 2)              ------        ------             (90)            5


Distribution to shareholders from:

  Net investment income
    Class A.................................           (318,542)     (386,541)     (3,546,760)   (4,374,305)
    Class B.................................           (254,666)     (252,541)       (889,120)     (943,899)
    Class C.................................           (218,057)     (263,588)       (779,044)   (1,029,213)

Distribution to shareholders:

  In excess of net investment income
    Class A.................................             ------        ------        (145,486)     (502,592)
    Class B.................................             ------        ------         (36,471)     (108,446)
    Class C.................................             ------        ------         (31,956)     (118,254)

Increase (decrease) in net assets from
 capital share transactions (Note 3)........         (2,003,116)     (980,922)    (28,692,600)     (949,834)
                                                  --------------  ------------   ------------- -------------

Increase (decrease) in net assets...........         (1,349,781)     (794,682)    (27,616,755)   (3,130,747)

Net assets at beginning of period...........         19,533,453    20,328,135     112,227,154   115,357,901
                                                  --------------  ------------   ------------- -------------

Net assets at end of period.................        $18,183,672   $19,533,453     $84,610,399  $112,227,154
                                                  ==============  ============   ============= =============

Undistributed net
 investment loss............................              ($474)        ($569)      ($414,108)    ($383,354)
                                                  ==============  ============   ============= =============


                                                         Money Market Fund
                                                     --------------------------
                                                        Year          Year
                                                        Ended         Ended
                                                      10/31/97       10/31/96
                                                     -----------   ------------
Increase (decrease) in net assets:

Operations:

  Net investment income.....................         $1,005,461       $961,436
  Net realized gain (loss) on
   investment transactions..................             ------         ------
  Change in unrealized appreciation
   (depreciation) on investments............             ------         ------
                                                    ------------  -------------
Net increase in net assets resulting
 from operations............................          1,005,461        961,436


Net equalization credits (charges) (Note 2)              ------         ------


Distribution to shareholders from:

  Net investment income
    Class A.................................           (398,539)      (405,871)
    Class B.................................           (158,672)       (88,592)
    Class C.................................           (448,250)      (466,973)

Distribution to shareholders:

  In excess of net investment income
    Class A.................................             ------         ------
    Class B.................................             ------         ------
    Class C.................................             ------         ------

Increase (decrease) in net assets from
 capital share transactions (Note 3)........            938,733     (1,348,319)
                                                    ------------  -------------

Increase (decrease) in net assets...........            938,733     (1,348,319)

Net assets at beginning of period...........         20,989,129     22,337,448
                                                    ------------  -------------

Net assets at end of period.................        $21,927,862    $20,989,129
                                                    ============  =============

Undistributed net
 investment loss............................             ------         ------
                                                    ============  =============

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                          International Small Cap Fund
                                               -----------------------------------------------------------------------------------
                                                  Year        03/04/96*         Year        03/04/96*        Year        03/04/96*
                                                 Ended           to            Ended           to           Ended           to
                                                10/31/97      10/31/96        10/31/97      10/31/96       10/31/97      10/31/96
                                                 Class A       Class A        Class B       Class B         Class C       Class C
                                               ----------    ----------     -----------   -----------     ----------    ----------

Net asset value, beginning of period.........   $13.43       $12.50          $13.37        $12.50         $13.37        $12.50

Income from investment operations:
----------------------------------
Net investment income (loss) (B).............    (0.03)        0.05           (0.11)        (0.01)         (0.11)        (0.01)
Net realized and unrealized gain on invest-
  ments and foreign currency transactions....     0.46         0.88            0.45          0.88           0.45          0.88
                                                 -----        -----           -----         -----          -----         -----

        Total from investment
          operations.........................     0.43         0.93            0.34          0.87           0.34          0.87
Net asset value, end of period...............   $13.86       $13.43          $13.71        $13.37         $13.71        $13.37
                                                ======       ======          ======        ======         ======        ======


        Total return.........................     3.20%        7.44%+          2.54%         6.96%+         2.54%         6.96%+


Net assets, end of period (000's)............   $3,225       $2,120          $7,369        $5,068         $7,025        $5,517

Ratio of operating expenses
  to average net assets (C)..................     1.90%        1.90%(A)        2.55%         2.55%(A)       2.55%         2.55%(A)

Ratio of net investment income
  (loss) to average net assets...............    (0.19%)       0.50%(A)       (0.84%)       (0.15%)(A)     (0.84%)       (0.15%)(A)

Portfolio turnover rate......................       75%          67%(A)          75%           67%(A)         75%           67%(A)

Average commission rate per share (D)........   $0.014       $0.016          $0.014        $0.016         $0.014        $0.016

-----------------------------

   * Commencement of operations
   + Non-annualized
 (A) Annualized
 (B) After expense reimbursement by the adviser of $0.09, $0.05 and $0.05 per share for the International Small Cap Fund - Classes A, B and C respectively, for the year ended October 31, 1997 and $0.11, $0.02 and $0.02 per share for the International Small Cap Fund - Classes A, B and C respectively, for the period March 4, 1996 (commencement of operations) to October 31, 1996.
 (C) The ratio of operating expenses, before reimbursement by the adviser, was 2.46%, 2.98% and 2.96% for the International Small Cap Fund, Classes A, B and C respectively, for the year ended October 31, 1997 and 3.07%, 3.27% and 3.25% for the International Small Cap Fund, Classes A, B and C respectively, for the period March 4, 1996 (commencement of operations) to October 31, 1996 on an annualized basis.
 (D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                               Small/Mid Cap Fund
                                               -----------------------------------------------------------------------------------
                                                  Year        03/04/96*        Year        03/04/96*        Year         03/04/96*
                                                 Ended           to           Ended           to            Ended           to
                                                10/31/97      10/31/96       10/31/97**     10/31/96       10/31/97**    10/31/96
                                                 Class A       Class A        Class B       Class B         Class C       Class C
                                               ----------    ----------     -----------   -----------     ----------    ----------
Net asset value, beginning of period...         $12.62       $12.50          $12.58        $12.50         $12.59        $12.50

Income from investment operations:
---------------------------------
Net investment loss (B)................          (0.14)       (0.02)          (0.23)        (0.05)         (0.23)        (0.05)
Net realized and unrealized gain
  on investments.......................           3.03         0.14            2.98          0.13           2.99          0.14
                                                 -----        -----           -----         -----          -----         -----

        Total from investment
          operations...................           2.89         0.12            2.75          0.08           2.76          0.09

Net asset value, end of period.........         $15.51       $12.62          $15.33        $12.58         $15.35        $12.59
                                                ======       ======          ======        ======         ======        ======

        Total return...................          22.90%        0.96%+         21.86%         0.64%+        21.92%         0.72%+

Net assets, end of period (000's)......         $4,170       $2,966         $11,802        $6,659        $13,471        $8,241

Ratio of operating expenses
  to average net assets (C)............          1.675%       1.675%(A)       2.325%        2.325%(A)      2.325%        2.325%(A)

Ratio of net investment loss
  to average net assets................          (1.02%)      (0.40%)(A)      (1.67%)       (1.05%)(A)     (1.67%)       (1.05%)(A)

Portfolio turnover rate................            145%          92%(A)         145%           92%(A)        145%           92%(A)

Average commission rate per share (D)..         $0.070       $0.069          $0.070        $0.069         $0.070        $0.069

-----------------------------

   * Commencement of operations
  ** Net investment income per share has been calculated using the average shares method.
   + Non-annualized
 (A) Annualized
 (B) After expense reimbursement by the adviser of $0.08, $0.06 and $0.06 per share for the Small/Mid Cap Fund - Classes A, B and C respectively, for the year ended October 31, 1997 and $0.06, $0.03 and $0.03 per share for the Small/Mid Cap Fund - Classes A, B and C respectively, for the period March 4, 1996 (commencement of operations) to October 31, 1996.
 (C) The ratio of operating expenses, before reimbursement by the adviser, was and 2.24%, 2.79% and 2.78% for the Small/Mid Cap Fund, Classes A, B and C respectively, for the year ended October 31, 1997 and 2.69%, 3.05% and 3.04% for the Small/Mid Cap Fund, Classes A, B and C respectively, for the period March 4, 1996 (commencement of operations) to October 31, 1996 on an annualized basis.
 (D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.



   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                           Global Equity Fund
                                                                   (formerly, the Global Growth Fund)
                                         ----------------------------------------------------------------------------------------
                                           Year       Year       Year     04/01/94*      Year       Year       Year     04/01/94*
                                          Ended      Ended      Ended        to         Ended      Ended      Ended        to
                                         10/31/97   10/31/96** 10/31/95   10/31/94     10/31/97** 10/31/96** 10/31/95** 10/31/94
                                          Class A    Class A    Class A    Class A      Class B    Class B    Class B    Class B
                                         ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
Net asset value, beginning of period.....  $14.50     $13.84     $14.82     $14.13       $14.36     $13.73     $14.79    $14.13

Income (loss) from investment operations
----------------------------------------
Net investment income (loss) (B).........    0.06      (0.04)       ---      (0.01)       (0.05)     (0.14)     (0.09)    (0.03)
Net realized and unrealized gain (loss)
  on investments and foreign currency
    transactions.........................    3.45       0.91      (0.54)      0.70         3.47       0.91      (0.53)     0.69
                                            -----      -----       ----      -----        -----      -----       ----     -----
        Total from investment
          operations.....................    3.51       0.87      (0.54)      0.69         3.42       0.77      (0.62)     0.66

Less distributions
------------------
Dividends from net investment income.....   (0.05)     (0.21)      ----       ----         ----      (0.14)      ----      ----
Distributions from capital gains.........   (1.64)      ----      (0.44)      ----        (1.64)      ----      (0.44)     ----
                                            -----      -----       ----      -----        -----      -----       ----     -----

        Total distributions..............   (1.69)     (0.21)     (0.44)      ----        (1.64)     (0.14)     (0.44)     ----
                                            -----      -----       ----      -----        -----      -----       ----     -----

Net asset value, end of period...........  $16.32     $14.50     $13.84     $14.82       $16.14     $14.36     $13.73    $14.79
                                           ======     ======     ======     ======       ======     ======     ======    ======

        Total return.....................   26.10%      6.33%     (3.52%)     9.16%(E)    25.63%      5.64%     (4.09%)    8.94%(E)

Net assets, end of period (000's)........ $30,960    $25,924    $23,894    $18,152      $31,833    $25,661    $23,317   $13,903

Ratio of operating expenses
  to average net assets (C)..............    1.75%      1.75%      1.75%      1.75%(A)     2.40%      2.40%      2.40%     2.40%(A)

Ratio of net investment income
  (loss) to average net assets...........    0.33%     (0.30%)     0.03%     (0.12%)(A)   (0.32%)    (0.95%)    (0.61%)   (0.77%)(A)


Portfolio turnover rate..................      28%       165%        57%        54%          28%       165%        57%       54%

Average commission rate per share (D)....  $0.036     $0.016         N/A        N/A      $0.036     $0.016         N/A       N/A

------------------------------

 *  Commencement of operations
** Net investment income per share has been calculated using the average shares method.

(A) Annualized
(B) After expense reimbursement by the adviser of $0.01, $0.01, $0.02 and $0.01 per share for the Global Equity Fund - Class A and $0.01, $0.01, $0.02 and $0.01 per share for the Global Equity Fund - Class B, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994, respectively.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 1.81%, 1.83%, 1.92% and 1.97% for the Global Equity Fund - Class A and 2.47%, 2.48%, 2.58% and 2.71% for the Global Equity Fund - Class B, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994 on an annualized basis, respectively.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.
(E) Historical total returns for Classes A and B shares are one year performance returns which include Class C performance prior to April 1, 1994.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                  Global Equity Fund - Class C
                                                          (formerly, the Global Growth Fund - Class C)
                                        ---------------------------------------------------------------------------------

                                                                    Years Ended October 31,
                                        ---------------------------------------------------------------------------------
                                          1997**     1996**     1995**       1994         1993        1992        1991
                                        ---------  ----------  ---------   ---------    --------    ---------   ---------
Net asset value, beginning of period...  $14.41      $13.73      $14.79      $13.74      $10.33       $10.76     $10.12

Income (loss) from investment operations
----------------------------------------
Net investment income (loss) (A).......   (0.05)      (0.14)      (0.09)      (0.10)      (0.01)       (0.02)      0.25
Net realized and unrealized gain (loss)
  on investments and foreign currency
    transactions.......................    3.47        0.92       (0.53)       1.15        3.43        (0.37)      0.63
                                          -----       -----       -----       -----       -----        -----      -----

        Total from investment
          operations...................    3.42        0.78       (0.62)       1.05        3.42        (0.39)      0.88

Less distributions
------------------
Dividends from net investment income...    ----       (0.10)       ----        ----       (0.01)        ----      (0.24)
Distributions from capital gains.......   (1.64)       ----       (0.44)       ----        ----         ----       ----
Distributions from capital.............    ----        ----        ----        ----        ----        (0.04)      ----
                                          -----       -----       -----       -----       -----        -----      -----

        Total distributions............   (1.64)      (0.10)      (0.44)       ----       (0.01)       (0.04)     (0.24)
                                          -----       -----       -----       -----       -----        -----      -----

Net asset value, end of period.........  $16.19      $14.41      $13.73      $14.79      $13.74       $10.33     $10.76
                                         ======      ======      ======      ======      ======       ======     ======

        Total return...................   25.54%       5.70%      (4.09%)      8.94%      33.06%       (3.57%)     8.80%

Net assets, end of period (000's)...... $61,245     $64,830     $83,340    $101,443     $63,503      $14,291     $8,828

Ratio of operating expenses
  to average net assets (B)............    2.40%       2.40%       2.40%       2.40%       2.40%        2.52%      1.47%

Ratio of net investment income
  (loss) to average net assets.........   (0.32%)     (0.95%)     (0.64%)     (0.91%)     (0.40%)      (0.27%)     1.41%

Portfolio turnover rate................      28%        165%         57%         54%         57%          69%        70%

Average commission rate per share (C)..  $0.036      $0.016          N/A         N/A         N/A          N/A        N/A

------------------------------

** Net investment income per share has been calculated using the average shares method.

(A) After expense reimbursement by the adviser of $0.01, $0.01, $0.02, $0.01, $0.02, $0.02 and $0.05 per share for the Global Equity Fund - Class C for the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992 and 1991,
    respectively.
(B) The ratio of operating expenses, before reimbursement by the adviser, was 2.46%, 2.48%, 2.53%, 2.52%, 2.72%, 2.78% and 4.37% for the Global Equity
    Fund - Class C for the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992 and 1991, respectively.
(C) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                               Growth Equity Fund
                                               -----------------------------------------------------------------------------------
                                                 Year         03/04/96*        Year         03/04/96*       Year         03/04/96*
                                                 Ended          to             Ended           to           Ended           to
                                                10/31/97      10/31/96        10/31/97      10/31/96       10/31/97      10/31/96
                                                Class A       Class A         Class B       Class B        Class C       Class C
                                               ----------    ----------     -----------   -----------     ----------    ----------
Net asset value, beginning of period...         $13.78       $12.50          $13.73        $12.50         $13.73        $12.50

Income from investment operations:
---------------------------------
Net investment income (loss) (B).......          (0.03)        0.28           (0.13)         0.24          (0.13)         0.24
Net realized and unrealized gain
  on investments.......................           3.45         1.00            3.46          0.99           3.46          0.99
                                                 -----        -----           -----         -----          -----         ------

        Total from investment
          operations...................           3.42         1.28            3.33          1.23           3.33          1.23

Less Distributions
------------------
Dividends from net investment income...          (0.19)     ------            (0.16)      ------           (0.17)       ------
                                                 -----                        -----                        -----

Net asset value, end of period.........         $17.01       $13.78          $16.90        $13.73         $16.89        $13.73
                                                ======       ======          ======        ======         ======        ======

        Total return...................          25.13%       10.24%+         24.50%         9.84%+        24.50%         9.84%+

Net assets, end of period (000's)......         $3,053       $2,244          $9,040        $4,748        $12,766        $6,494

Ratio of operating expenses
  to average net assets (C)............           1.65%        1.65%(A)        2.30%         2.30%(A)       2.30%(A)      2.30%(A)

Ratio of net investment income
  (loss) to average net assets.........          (0.17%)       4.11%(A)       (0.82%)        4.18%(A)      (0.82%)        4.13%(A)

Portfolio turnover rate................            181%         450%(A)         181%          450%(A)        181%          450%(A)

Average commission rate per share (D)..         $0.062       $0.043          $0.062        $0.043         $0.062        $0.043

-----------------------------

   * Commencement of operations
   + Non-annualized
 (A) Annualized
 (B) After expense reimbursement by the adviser of $0.10, $0.07 and $0.07 per share for the Growth Equity Fund - Classes A, B and C respectively, for the year ended October 31, 1997 and $0.07, $0.04 and $0.04 per share for the Growth Equity Fund Classes A, B and C respectively, for the period March 4, 1996 (commencement of operations) to October 31, 1996.
 (C) The ratio of operating expenses, before reimbursement by the adviser, was 2.28%, 2.78% and 2.75% for the Growth Equity Fund, Classes A, B and C respectively, for the year ended October 31, 1997 and 2.71%, 3.06% and 2.96% for the Growth Equity Fund, Classes A, B and C respectively, for the period March 4, 1996 (commencement of operations) to October 31, 1996 on an annualized basis.
 (D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                International Growth and Income Fund
                                     -------------------------------------------------------------------------------------------
                                      Year      Year      01/09/95*  Year      Year      01/09/95*   Year      Year      01/09/95*
                                      Ended     Ended        to      Ended     Ended        to       Ended     Ended        to
                                     10/31/97  10/31/96** 10/31/95 10/31/97** 10/31/96** 10/31/95  10/31/97** 10/31/96** 10/31/95
                                     Class A    Class A   Class A   Class B    Class B   Class B    Class C    Class C   Class C
                                     ---------  --------  --------  ---------  --------  --------   ---------  --------- --------
Net asset value, beginning of
  period............................   $11.35    $10.11   $10.00      $11.30    $10.10      $10.00    $11.31    $10.10    $10.00

Income from investment operations:
---------------------------------
Net investment income (B)...........     0.06      0.09     0.06        0.03      0.06        0.01      0.03      0.06      0.01
Net realized and unrealized gain on
  investments and foreign currency
   transactions.                         0.35      1.33     0.08        0.31      1.30        0.12      0.31      1.30      0.12
                                       ------    ------   ------      ------    ------      ------    ------    ------    ------

        Total from investment
          operations................     0.41      1.42     0.14        0.34      1.36        0.13      0.34      1.36      0.13

Less distributions
------------------
Dividends from net investment income    (0.19)    (0.08)   (0.03)      (0.13)    (0.05)      (0.03)    (0.13)    (0.05)    (0.03)
Distributions from capital gains....    (0.76)    (0.10)  ------       (0.76)    (0.11)     ------     (0.76)    (0.10)   ------
                                       ------    ------   ------      ------    ------      ------    ------    ------    ------

        Total distributions.........    (0.95)    (0.18)   (0.03)      (0.89)    (0.16)      (0.03)    (0.89)    (0.15)    (0.03)
                                       ------    ------   ------      ------    ------      ------    ------    ------    ------

Net asset value, end of period......   $10.81    $11.35   $10.11      $10.75    $11.30      $10.10    $10.76    $11.31    $10.10
                                       ======    ======   ======      ======    ======      ======    ======    ======    ======

        Total return................     3.55%    14.25%    1.37%+      2.92%    13.58%       1.28%+    2.91%    13.63%     1.28%+


Net assets, end of period (000's)...   $4,461    $4,732   $6,897     $16,334   $15,217      $8,421    $8,460    $9,076    $6,324

Ratio of operating expenses
  to average net assets (C).........     1.75%     1.75%    1.75%(A)    2.40%     2.40%       2.40%(A)  2.40%     2.40%     2.40%(A)

Ratio of net investment income
  to average net assets.............     0.97%     0.84%    0.70%(A)    0.32%     0.57%       0.15%(A)  0.32%     0.51%     0.13%(A)

Portfolio turnover rate.............      146%      170%      69%(A)     146%      170%         69%(A)   146%      170%       69%(A)

Average commission rate per
  share (D).........................   $0.004    $0.022       N/A     $0.004    $0.022          N/A   $0.004    $0.022        N/A

-----------------------------

   * Commencement of operations
  ** Net investment income per share has been calculated using the average shares method.
   + Non-annualized
 (A) Annualized
 (B) After expense reimbursement by the adviser of $0.01, $0.02 and $0.02 per share for the International Growth and Income Fund - Classes A, B and C respectively, for the year ended October 31, 1997, $0.02, $0.02 and $0.02 per share for the International Growth and Income Fund - Classes A, B and C respectively, for the year ended October 31, 1996 and $0.04, $0.04 and $0.04 per share for the International Growth and Income Fund - Classes A, B and C respectively, for the period January 9, 1995 (commencement of operations) to October 31, 1995.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 1.96%, 2.54% and 2.57% for the International Growth and Income Fund, Classes A, B and C respectively, for the year ended October 31, 1997, 1.97%, 2.60% and 2.60% for the International Growth and Income Fund, Classes A, B and C respectively, for the year ended October 31, 1996 and 2.18%, 2.93% and 2.93% for the International Growth and Income Fund, Classes A, B and C respectively, for the period January 9, 1995 (commencement of operations) to October 31, 1995 on an annualized basis.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                     Growth and Income Fund
                                     ----------------------------------------------------------------------------------------
                                       Year      Year       Year      04/01/94*      Year      Year       Year      04/01/94*
                                       Ended     Ended      Ended        to          Ended     Ended      Ended        to
                                     10/31/97   10/31/96   10/31/95** 10/31/94     10/31/97   10/31/96** 10/31/95** 10/31/94
                                      Class A    Class A    Class A    Class A      Class B    Class B    Class B    Class B
                                     ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
Net asset value, beginning of
  period.............................  $17.56     $14.72     $13.09     $12.29      $17.50      $14.69     $13.08     $12.29

Income from investment operations
---------------------------------
Net investment income (B)............    0.14       0.18       0.26       0.12        0.01        0.07       0.16       0.10
Net realized and unrealized gain
  on investments.....................    5.26       2.99       1.90       0.76        5.23        2.99       1.94       0.77
                                        -----      -----      -----      -----       -----       -----      -----      -----
        Total from investment
          operations.................    5.40       3.17       2.16       0.88        5.24        3.06       2.10       0.87

Less distributions
------------------
Dividends from net investment income.   (0.15)     (0.21)     (0.23)     (0.08)      (0.03)      (0.13)     (0.19)     (0.08)
Distributions from capital gains.....   (1.04)     (0.12)     (0.30)      ----       (1.04)      (0.12)     (0.30)      ----
                                        -----      -----      -----      -----       -----       -----      -----      -----

        Total distributions..........   (1.19)     (0.33)     (0.53)     (0.08)      (1.07)      (0.25)     (0.49)     (0.08)
                                        -----      -----      -----      -----       -----       -----      -----      -----

Net asset value, end of period.......  $21.77     $17.56     $14.72     $13.09      $21.67      $17.50     $14.69     $13.08
                                       ======     ======     ======     ======      ======      ======     ======     ======

        Total return.................   31.95%     21.84%     17.28%      5.06%(E)   31.40%      21.08%     16.73%      4.98%(E)

Net assets, end of period (000's).... $34,186    $18,272    $12,180     $8,134     $54,871     $34,740    $19,052     $3,885

Ratio of operating expenses
  to average net assets (C)..........    1.34%      1.34%      1.34%      1.34%(A)    1.99%       1.99%      1.99%      1.99%(A)

Ratio of net investment income
  to average net assets..............    0.66%      1.10%      1.91%      1.72%(A)    0.01%       0.45%      1.14%      1.07%(A)

Portfolio turnover rate..............      39%        49%        40%        45%         39%         49%        40%        45%

Average commission rate per
  share (D)..........................  $0.054     $0.055         N/A        N/A     $0.054      $0.055         N/A        N/A

------------------------------
 *  Commencement of operations
** Net investment income per share has been calculated using the average shares method.

(A) Annualized
(B) After expense reimbursement by the adviser of $0.03, $0.03, $0.05 and $0.05 per share for the Growth and Income Fund Class A and $0.30, $0.03, $0.05 and $0.12 per share for the Growth and Income Fund - Class B, for the years ended October 31, 1997, 1996, 1995 and the period April 1, 1994 to October 31, 1994, respectively.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 1.50%, 1.56%, 1.69% and 2.08% for the Growth and Income Fund - Class A and 2.15%, 2.20%, 2.33% and 3.12% for the Growth and Income Fund - Class B, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994 on an annualized basis, respectively.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.
(E) Historical total returns for Classes A and B shares are one year performance returns which include Class C performance prior to April 1, 1994.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                               Growth and Income Fund - Class C
                                       ----------------------------------------------------------------------------------
                                                              Years Ended October 31,                          05/01/91*
                                       ----------------------------------------------------------------------     to
                                          1997        1996        1995        1994        1993        1992      10/31/91
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period...  $17.56      $14.71      $13.08      $12.71      $11.21      $10.51      $10.00

Income from investment operations
---------------------------------
Net investment income (B)..............    0.01        0.07        0.18        0.15        0.14        0.18        0.11
Net realized and unrealized gain
  on investments.......................    5.25        3.00        1.90        0.46        1.48        0.70        0.47
                                          -----       -----       -----       -----       -----       -----       -----
        Total from investment
          operations...................    5.26        3.07        2.08        0.61        1.62        0.88        0.58

Less distributions
------------------
Dividends from net investment income...   (0.03)      (0.10)      (0.15)      (0.13)      (0.12)      (0.18)      (0.07)
Distributions from capital gains.......   (1.04)      (0.12)      (0.30)      (0.11)       ----        ----        ----
                                          -----       -----       -----       -----       -----       -----       -----

        Total distributions............   (1.07)      (0.22)      (0.45)      (0.24)      (0.12)      (0.18)      (0.07)
                                          -----       -----       -----       -----       -----       -----       -----

Net asset value, end of period.........  $21.75      $17.56      $14.71      $13.08      $12.71      $11.21      $10.51
                                         ======      ======      ======      ======      ======      ======      ======

        Total return...................   31.37%      21.12%      16.56%       4.85%      14.57%       8.42%       5.88%+

Net assets, end of period (000's)...... $98,250     $74,825     $63,154     $46,078     $37,483     $10,821      $2,090

Ratio of operating expenses
  to average net assets (C)............    1.99%       1.99%       1.99%       1.99%       1.99%       1.94%       1.85%(A)

Ratio of net investment income
  to average net assets................    0.01%       0.45%       1.26%       1.11%       1.12%       1.51%       2.05%(A)

Portfolio turnover rate................      39%         49%         40%         45%         37%         48%        111%(A)

Average commission rate per share (D)..  $0.054      $0.055          N/A         N/A         N/A         N/A         N/A

------------------------------

  * Commencement of operations
  + Non-annualized
(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.03, $0.03, $0.04, $0.05, $0.06, $0.15 and $0.37 per share for the Growth and Income Fund - Class C for the years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992 and the period May 1, 1991 (commencement of operations) to October 31, 1991, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 2.13%, 2.20%, 2.26%, 2.38%, 2.46%, 3.18% and 10.69% for the
    Growth and Income Fund - Class C for the years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992 and the period May 1, 1991 (commencement of operations) to October 31, 1991 on an annualized basis, respectively.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
-------------------------------------------------------------------------------

                                                                          Equity-Income Fund
                                                     (formerly, the Value Equity Fund, formerly, the Growth Fund)
                                        ----------------------------------------------------------------------------------------
                                           Year       Year       Year     04/01/94*      Year        Year       Year    04/01/94*
                                          Ended      Ended      Ended        to         Ended       Ended      Ended       to
                                         10/31/97   10/31/96   10/31/95** 10/31/94     10/31/97   10/31/96   10/31/95** 10/31/94
                                         Class A    Class A    Class A    Class A      Class B    Class B    Class B    Class B
                                        ---------  ---------  ---------  --------     ---------  ---------  ---------  ---------
Net asset value, beginning of period...  $17.37     $15.94     $14.78     $14.59        $17.22     $15.84     $14.77    $14.59

Income from investment operations
---------------------------------
Net investment income (loss) (B).......    0.33       0.16       0.12       0.02          0.23       0.06       0.02     (0.02)
Net realized and unrealized gain
  on investments.......................    3.59       2.69       1.83       0.17          3.54       2.69       1.84      0.20
                                         ------     ------     ------     ------        ------     ------     ------    ------

        Total from investment
          operations...................    3.92       2.85       1.95       0.19          3.77       2.75       1.86      0.18

Less distributions
------------------
Distributions from net investment
  income...............................   (0.18)     (0.14)     -----      -----         (0.08)     (0.09)     -----     -----

Distributions from capital gains.......   (3.67)     (1.28)     (0.79)     -----         (3.67)     (1.28)     (0.79)    -----
                                          -----      -----      -----      -----         -----      -----      -----     -----

        Total distributions............   (3.85)     (1.42)     (0.79)     -----         (3.75)     (1.37)     (0.79)    -----
                                         ------     ------     ------     ------        ------     ------     ------    ------

Net asset value, end of period.........  $17.44     $17.37     $15.94     $14.78        $17.24     $17.22     $15.84    $14.77
                                         ======     ======     ======     ======        ======     ======     ======    ======

        Total return...................   27.24%     19.23%     14.22%      4.82%(E)     26.29%     18.59%     13.58%     4.75%(E)

Net assets, end of period (000's)...... $36,334    $28,470    $22,026    $16,326       $36,191    $27,058    $19,874    $5,054

Ratio of operating expenses
  to average net assets (C)............    1.34%      1.34%      1.34%      1.34%(A)      1.99%      1.99%      1.99%     1.99%(A)

Ratio of net investment income
  (loss) to average net assets.........    2.01%      0.98%      0.79%      0.13%(A)      1.36%      0.33%      0.13%    (0.52%)(A)

Portfolio turnover rate................      36%       169%        54%        39%           36%       169%        54%      39%

Average commission rate per share (D)..  $0.037     $0.053         N/A        N/A       $0.037     $0.053         N/A      N/A

------------------------------

 *  Commencement of operations
** Net investment income per share has been calculated using the average shares method for fiscal year 1995.

(A) Annualized
(B) After expense reimbursement by the adviser of $0.04, $0.04, $0.04 and $0.06 per share for the Equity-Income Fund - Class A and $0.04, $0.04, $0.05 and $0.03 per share for the Equity-Income Fund - Class B, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994, respectively.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 1.55%, 1.55%, 1.62% and 1.79% for the Equity-Income Fund - Class A and 2.21%, 2.20%, 2.32% and 2.82% for the Equity-Income Fund - Class B, for the years ended October 31, 1997, 1996 and 1995 the period April 1, 1994 to October 31, 1994 on an annualized basis, respectively.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.
(E) Historical total returns for Classes A and B shares are one year performance returns which include Class C performance prior to April 1, 1994.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
-------------------------------------------------------------------------------

                                                                    Equity-Income Fund - Class C
                                          (formerly, the Value Equity Fund - Class C, formerly, the Growth Fund - Class C)
                                     --------------------------------------------------------------------------------------------
                                                                 Years Ended October 31,                                08/28/89*
                                     ---------------------------------------------------------------------------------     to
                                        1997      1996      1995**     1994      1993      1992      1991      1990     10/31/89
                                     ---------  --------  ---------  --------  --------  --------  --------  ---------  ---------
Net asset value, beginning of
  period............................   $17.27    $15.84    $14.77     $14.21    $12.05    $10.70    $ 8.22    $11.19     $12.25

Income (loss) from investment
-----------------------------
operations
----------
Net investment income (loss) (B)....     0.23      0.06      0.02      (0.07)     0.01     (0.01)     0.02      0.05       0.01
Net realized and unrealized gain
  (loss) on investments.............     3.56      2.69      1.84       0.74      2.15      1.37      2.54     (2.39)     (1.07)
                                        -----     -----     -----      -----     -----     -----     -----     -----      -----

        Total from investment
          operations................     3.79      2.75      1.86       0.67      2.16      1.36      2.56     (2.34)     (1.06)

Less distributions
------------------
Dividends from net investment
  income............................    (0.06)    (0.04)   ------      (0.03)   ------    ------     (0.03)    (0.05)    ------
Distributions from capital gains....    (3.67)    (1.28)    (0.79)     (0.08)   ------    ------    ------     (0.58)    ------
Distributions from capital..........   ------    ------    ------     ------    ------     (0.01)    (0.05)   ------     ------
                                      -------   -------   -------    -------   -------   -------   -------   -------    -------

        Total distributions.........    (3.73)    (1.32)    (0.79)     (0.11)   ------     (0.01)    (0.08)    (0.63)    ------
                                      -------   -------   -------    -------   -------   -------   -------   -------    -------

Net asset value, end of period......   $17.33    $17.27    $15.84     $14.77    $14.21    $12.05    $10.70    $ 8.22     $11.19
                                      =======   =======   =======    =======   =======   =======   =======   =======    =======
        Total return................    26.33%    18.53%    13.58%      4.75%    17.93%    12.75%    31.32%   (22.16%)    (8.65%)+

Net assets, end of period (000's)...  $94,649   $83,855    $83,719   $71,219   $64,223   $24,291   $15,354   $19,370    $30,627

Ratio of operating expenses
  to average net assets (C).........     1.99%     1.99%      1.99%     1.99%     1.99%     2.47%     2.97%     2.85%      2.57%(A)

Ratio of net investment income
  (loss) to average net assets......     1.36%     0.33%      0.15%    (0.49%)    0.27%    (0.15%)    0.27%     0.43%      0.37%(A)

Portfolio turnover rate.............       36%      169%        54%       39%       40%       91%       37%       58%        65%(A)

Average commission rate per share
  (D)...............................   $0.037    $0.053         N/A       N/A       N/A       N/A       N/A       N/A        N/A

------------------------------

  * Commencement of operations
 ** Net investment income per share has been calculated using the average shares method for fiscal year 1995.
  + Non-annualized
(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.03, $0.03, $0.04, $0.04, $0.02, $0.05 and $0.01 per share for the Equity-Income Fund - Class C for the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992 and 1991, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 2.19%, 2.20%, 2.23%, 2.29%, 2.35%, 3.00% and 3.12% for the
    Equity - Income Fund - Class C for the year ended October 31, 1997 and the years ended October 31, 1996, 1995, 1994, 1993, 1992 and 1991, respectively.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                         Balanced Fund
                                                              (formerly, the Asset Allocation Fund)
                                     ----------------------------------------------------------------------------------------
                                       Year       Year       Year     04/01/94*      Year        Year      Year      04/01/94*
                                       Ended      Ended      Ended       to          Ended      Ended      Ended       to
                                     10/31/97   10/31/96** 10/31/95** 10/31/94     10/31/97**  10/31/96** 10/31/95** 10/31/94
                                     Class A    Class A    Class A    Class A       Class B    Class B    Class B    Class B
                                     ---------  ---------  ---------  ---------    ----------  --------   --------  ---------
Net asset value, beginning
  of period.....................      $12.33     $12.02     $11.13      $11.06       $12.26     $11.98     $11.12    $11.06

Income (loss) from investment
-----------------------------
operations
----------
Net investment income (B).......        0.34       0.39       0.38        0.17         0.25       0.31       0.30      0.12
Net realized and unrealized gain
  (loss) on investments.........        1.52       1.07       1.35       (0.10)        1.53       1.07       1.36     (0.06)
                                       -----      -----      -----       -----        -----      -----      -----     -----

        Total from investment
          operations............        1.86       1.46       1.73        0.07         1.78       1.38       1.66      0.06

Less distributions
------------------
Dividends from net investment
  income........................       (0.45)     (0.40)     (0.32)      -----        (0.39)     (0.35)     (0.28)    -----
Distributions from capital
  gains.........................       (1.16)     (0.75)     (0.52)      -----        (1.16)     (0.75)     (0.52)    -----
                                       -----      -----      -----       -----        -----      -----      -----     -----

        Total distributions.....       (1.61)     (1.15)     (0.84)      -----        (1.55)     (1.10)     (0.80)    -----
                                       -----      -----      -----       -----        -----      -----      -----     -----

Net asset value, end of period..      $12.58     $12.33     $12.02      $11.13       $12.49     $12.26     $11.98    $11.12
                                      ======     ======     ======      ======       ======     ======     ======    ======

        Total return............       17.01%     13.10%     16.95%       0.76%(E)    16.27%     12.35%     16.31%     0.67%(E)

Net assets, end of
  period (000's)................     $12,294    $10,873    $10,033      $7,830      $17,140    $16,219     $9,875    $4,760

Ratio of operating expenses
  to average net assets (C).....        1.34%      1.34%      1.34%       1.34%(A)     1.99%      1.99%      1.99%     1.99%(A)

Ratio of net investment income
  to average net assets.........        2.74%      3.32%      3.39%       2.72%(A)     2.09%      2.67%      2.69%     2.07%(A)

Portfolio turnover rate.........         211%       253%       226%        246%         211%       253%       226%      246%

Average commission rate per
  share (D).....................      $0.062     $0.059        N/A          N/A      $0.062     $0.059         N/A       N/A

------------------------------

  *  Commencement of operations
 ** Net investment income per share has been calculated using the average shares method.

(A)  Annualized
(B) After expense reimbursement by the adviser of $0.03, $0.02, $0.04 and $0.03 for the Balanced Fund - Class A and $0.03, $0.02, $0.04 and $0.04 for the Balanced Fund - Class B, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994, respectively.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 1.59%, 1.55%, 1.69% and 1.86% for the Balanced Fund - Class A and 2.23%, 2.20%, 2.37% and 2.73% for the Balanced Fund - Class B, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994 on an annualized basis, respectively.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.
(E) Historical total returns for Classes A and B shares are one year performance returns which include Class C performance prior to April 1, 1994.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                      Balanced Fund - Class C
                                                          (formerly, the Asset Allocation Fund - Class C)
                                    --------------------------------------------------------------------------------------------
                                                                Years Ended October 31,                                08/28/89*
                                    ---------------------------------------------------------------------------------     to
                                      1997**    1996**     1995**     1994      1993      1992      1991      1990     10/31/89
                                    ---------  --------  ---------  --------  --------  --------  --------  ---------  ---------
Net asset value, beginning
 of period......................     $12.35     $12.02    $11.12    $11.52    $10.20      $9.76    $8.12      $9.84     $10.17

Income (loss) from investment
-----------------------------
operations
----------
Net investment income (B).......       0.25       0.32      0.31      0.22      0.21       0.20     0.27       0.32       0.05
Net realized and unrealized gain
  (loss) on investments.........       1.54       1.07      1.35     (0.15)     1.30       0.87     1.70      (1.66)     (0.38)
                                      -----      -----     -----     -----     -----      -----    -----     ------      -----

        Total from investment
          operations............       1.79       1.39      1.66      0.07      1.51       1.07     1.97      (1.34)     (0.33)

Less distributions
------------------
Dividends from net investment
  income........................      (0.36)     (0.31)    (0.24)    (0.18)    (0.09)     (0.19)   (0.33)     (0.26)    ------
Distributions from capital
  gains.........................      (1.16)     (0.75)    (0.52)    (0.29)    (0.10)     (0.44)  ------     ------     ------
Distributions from capital......     ------     ------    ------    ------    ------     ------   ------      (0.12)    ------
                                    -------    -------   -------   -------   -------    -------  -------      -----    -------

        Total distributions.....      (1.52)     (1.06)    (0.76)    (0.47)    (0.19)     (0.63)   (0.33)     (0.38)    ------
                                      -----      -----     -----     -----     -----      -----    -----      -----    -------

Net asset value, end of period..     $12.62     $12.35    $12.02    $11.12    $11.52     $10.20    $9.76      $8.12      $9.84
                                     ======     ======    ======    ======    ======     ======    =====      =====      =====

        Total return............      16.21%     12.41%    16.25%     0.67%    15.02%     11.25%   24.53%    (13.97%)    (3.24%)+

Net assets, end of period (000's)   $68,261    $72,821   $80,626   $86,902   $96,105    $48,160  $30,724    $34,713    $43,915

Ratio of operating expenses
  to average net assets (C).....       1.99%      1.99%     1.99%     1.99%     1.99%      2.40%    2.88%      2.63%      2.13%(A)

Ratio of net investment income
  to average net assets.........       2.09%      2.67%     2.76%     1.93%     1.96%      1.93%    2.77%      3.34%      3.09%(A)

Portfolio turnover rate.........        211%       253%      226%      246%      196%       171%      84%        73%        84%(A)

Average commission rate per
  share (D).....................     $0.062     $0.059       N/A       N/A        N/A       N/A       N/A        N/A        N/A

-----------------------------

  * Commencement of operations
 ** Net investment income per share has been calculated using the average shares method.
  + Non-annualized
(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.03, $0.01, $0.03, $0.04, $0.03 and $0.04 for the Balanced Fund - Class C for the years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 2.20%, 2.20%, 2.24%, 2.22%, 2.28% and 2.89% for the Balanced
    Fund - Class C for the years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992, respectively.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.


    The accompnaying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                    Strategic Income Fund - Class A
                                                          ----------------------------------------------------
                                                                 Years Ended October 31,            11/01/93*
                                                          --------------------------------------       to
                                                            1997          1996          1995        10/31/94
                                                          ----------    ----------   -----------   -----------
Net asset value, beginning of period.........               $9.80         $9.07        $8.90         $10.00

Income (loss) from investment operations
----------------------------------------
Net investment income (A)....................                0.70          0.80         0.78           0.65
Net realized and unrealized gain (loss)
  on investments and foreign currency
    transactions.............................                0.28          0.72         0.18          (1.10)
                                                            -----         -----        -----          -----

        Total from investment
          operations.........................                0.98          1.52         0.96          (0.45)

Less distributions
------------------
Dividends from net investment income.........               (0.84)        (0.79)       (0.79)         (0.65)
Distributions from capital gains.............               (0.18)        -----        -----          -----
                                                            -----         -----        -----          -----

    Total distributions......................               (1.02)        (0.79)       (0.79)         (0.65)
                                                            -----         -----        -----          -----

Net asset value, end of period...............               $9.76         $9.80        $9.07          $8.90
                                                            =====         =====        =====          =====

        Total return.........................               10.57%        17.35%       11.43%         (3.79%)

Net assets, end of period (000's)............             $15,924       $13,382      $10,041        $15,507

Ratio of operating expenses
  to average net assets (B)..................                1.50%         1.50%        1.07%          0.41%

Ratio of net investment income
  to average net assets......................                7.25%         8.28%        9.08%          8.26%

Portfolio turnover rate......................                 193%           68%         180%           136%

------------------------------

  * Commencement of operations

(A) After expense reimbursement and waiver by the adviser of $0.01, $0.01, $0.05 and $0.04 per share for the Strategic Income Fund - Class A for the years ended October 31, 1997, 1996, 1995 and 1994, respectively.
(B) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 1.61%, 1.65%, 1.69% and 0.96% for the Strategic Income Fund - Class A for the years ended October 31, 1997, 1996, 1995 and 1994, respectively.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                      Strategic Income Fund
                                     ----------------------------------------------------------------------------------------
                                      Year       Year       Year      04/01/94*     Year       Year       Year      04/01/94*
                                      Ended      Ended      Ended        to         Ended      Ended      Ended        to
                                     10/31/97   10/31/96   10/31/95   10/31/94     10/31/97   10/31/96   10/31/95   10/31/94
                                     Class B    Class B    Class B    Class B      Class C    Class C    Class C    Class C
                                     ---------  ---------  ---------  --------     ---------  ---------  ---------  ---------
Net asset value, beginning
  of period.......................      $9.80     $9.07      $8.90     $9.31          $9.80       $9.07     $8.90     $9.31

Income (loss) from investment operations
----------------------------------------
Net investment income (B).........       0.64      0.73       0.73      0.38           0.64        0.73      0.73      0.38
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions...       0.28      0.73       0.17     (0.41)          0.28        0.73      0.17     (0.41)
                                        -----     -----      -----     -----          -----       -----     -----     -----

        Total from investment
          operations..............       0.92      1.46       0.90     (0.03)          0.92        1.46      0.90     (0.03)

Less distributions
------------------
Dividends from net investment
  income..........................      (0.78)    (0.73)     (0.73)    (0.38)         (0.78)      (0.73)    (0.73)    (0.38)
Distributions from capital gains..      (0.18)    -----      -----     -----          (0.18)      -----     -----     -----
                                        -----     -----      -----     -----          -----       -----     -----     -----

    Total distributions...........      (0.96)    (0.73)     (0.73)    (0.38)         (0.96)      (0.73)    (0.73)    (0.38)
                                        -----     -----      -----     -----          -----       -----     -----     -----

Net asset value, end of period....      $9.76     $9.80      $9.07     $8.90          $9.76       $9.80     $9.07     $8.90
                                        =====     =====      =====     =====          =====       =====     =====     =====

        Total return..............       9.86%    16.59%     10.72%    (4.18%)(D)      9.86%      16.59%    10.72%    (4.20%)(D)

Net assets, end of period (000's).    $34,590   $30,890    $20,672    $5,440        $32,683     $22,783   $14,273    $8,439

Ratio of operating expenses
  to average net assets (C).......       2.15%     2.15%      1.95%     1.00%(A)       2.15%       2.15%     1.95%     1.00%(A)

Ratio of net investment income
  to average net assets...........       6.60%     7.63%      8.10%     8.59%(A)       6.60%       7.63%     8.25%     8.59%(A)

Portfolio turnover rate...........        193%       68%       180%      136%           193%         68%      180%      136%

------------------------------

  * Commencement of operations

(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.01, $0.01, $0.04 and $0.05 for the Strategic Income Fund - Class B and $0.01, $0.01, $0.05 and $0.04 for the Strategic Income Fund - Class C, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 2.23%, 2.27%, 2.38% and 2.04% for the Strategic Income Fund - Class B and 2.24%, 2.28%, 2.37% and 1.96% for the Strategic Income Fund - Class C, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994 on an annualized basis, respectively.
(D) Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.

     The accompany notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                              Investment Quality Bond Fund - Class A
                                        ------------------------------------------------------------------------------------
                                                               Years Ended October 31,                             05/01/91*
                                        -----------------------------------------------------------------------       to
                                           1997         1996       1995         1994        1993        1992       10/31/91
                                        ----------   ---------   ---------    ---------   ---------   ---------   ----------
Net asset value, beginning of period.... $10.34       $10.56       $9.74        $11.16      $10.56      $10.26       $10.00

Income (loss) from investment operations
----------------------------------------
Net investment income (B)...............   0.67         0.66        0.68          0.60        0.66        0.82         0.40
Net realized and unrealized gain (loss)
  on investments........................   0.18        (0.20)       0.82         (1.37)       0.64        0.27         0.30
                                          -----        -----       -----         -----       -----       -----        -----
        Total from investment
          operations....................   0.85         0.46        1.50         (0.77)       1.30        1.09         0.70

Less distributions
------------------
Dividends from net investment income....  (0.67)       (0.68)      (0.68)        (0.56)      (0.64)      (0.79)       (0.40)
Distributions from capital gains........   ----         ----        ----         (0.09)      (0.06)       ----         ----
Distributions from capital..............   ----         ----        ----          ----        ----        ----        (0.04)
                                          -----        -----       -----         -----       -----       -----        -----

        Total distributions.............  (0.67)       (0.68)      (0.68)        (0.65)      (0.70)      (0.79)       (0.44)
                                          -----        -----       -----         -----       -----       -----        -----

Net asset value, end of period.......... $10.52       $10.34      $10.56         $9.74      $11.16      $10.56       $10.26

        Total return....................   8.57%        4.52%      15.91%        (7.08%)     12.66%      11.00%        7.21%+

Net assets, end of period (000's)....... $7,110       $9,056     $10,345       $11,150     $14,674      $6,773       $2,713

Ratio of operating expenses
  to average net assets (C).............   1.25%        1.25%       1.25%         1.25%       0.98%       0.00%        0.00%(A)

Ratio of net investment income
  to average net assets.................   6.54%        6.37%       6.72%         5.86%       5.82%       7.76%        7.08%(A)

Portfolio turnover rate.................     65%          56%        132%          186%         41%         44%          39%(A)

------------------------------

  * Commencement of operations
  + Non-annualized
(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.04, $0.03, $0.05, $0.06, $0.07, $0.27 and $0.19 per share for the Investment Quality Bond Fund - Class A for the years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992 and the period May 1, 1991 (commencement of operations) to October 31, 1991, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 1.62%, 1.55%, 1.73%, 1.74%, 1.57%, 2.56% and 3.37% for the
    Investment Quality Bond Fund - Class A for the years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992 and the period May 1, 1991 (commencement of operations) to October 31, 1991 on an annualized basis, respectively.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                    Investment Quality Bond Fund
                                       ----------------------------------------------------------------------------------------
                                         Year       Year       Year     04/01/94*      Year       Year       Year     04/01/94*
                                        Ended      Ended      Ended        to         Ended      Ended      Ended        to
                                       10/31/97   10/31/96   10/31/95   10/31/94     10/31/97   10/31/96   10/31/95   10/31/94
                                        Class B    Class B    Class B    Class B      Class C    Class C    Class C    Class C
                                       ---------  ---------  ---------  --------     ---------  ---------  ---------  ---------
Net asset value, beginning of period     $10.33     $10.55      $9.74     $10.21       $10.33     $10.55      $9.74     $10.21

Income (loss) from investment
------------------------------
operations
----------
Net investment income (B)..............    0.60       0.60       0.61       0.33         0.60       0.60       0.61       0.33
Net realized and unrealized gain (loss)
  on investments.......................    0.20      (0.20)      0.82      (0.51)        0.20      (0.20)      0.82      (0.51)
                                          -----      -----      -----      -----        -----      -----      -----      -----
        Total from investment
          operations...................    0.80       0.40       1.43      (0.18)        0.80       0.40       1.43      (0.18)

Less distributions
------------------
Dividends from net investment income...   (0.61)     (0.62)     (0.62)     (0.29)       (0.61)     (0.62)     (0.62)     (0.29)
                                          -----      -----      -----      -----        -----      -----      -----      -----

Net asset value, end of period.........  $10.52     $10.33     $10.55      $9.74       $10.52     $10.33     $10.55      $9.74
                                         ======     ======     ======      =====       ======     ======     ======      =====

        Total return...................    8.05%      3.92%     15.12%     (7.34%)(D)    8.05%      3.92%     15.12%     (7.34%)(D)

Net assets, end of period (000's)......  $4,613     $4,678     $3,472       $489       $6,109     $7,543     $7,206     $2,406

Ratio of operating expenses
  to average net assets (C)............    1.90%      1.90%      1.90%      1.90%(A)     1.90%      1.90%      1.90%      1.90%(A)

Ratio of net investment income
  to average net assets................    5.89%      5.72%      5.95%      5.70%(A)     5.89%      5.72%      6.00%      5.70%(A)

Portfolio turnover rate................      65%        56%       132%       186%          65%        56%       132%       186%

------------------------------

  * Commencement of operations

(A) Annualized
(B) After expense reimbursement by the adviser of $0.04, $0.03, $0.08 and $0.19 per share for the Investment Quality Bond Fund - Class B and $0.04, $0.03, $0.06 and $0.07 per share for the Investment Quality Bond Fund - Class C, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994, respectively.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 2.33%, 2.27%, 2.69%, 4.88% and for the Investment Quality Bond Fund - Class B and 2.29%, 2.22%, 2.50% and 3.05% for the Investment Quality Bond Fund - Class C, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994 on an annualized basis, respectively.
(D) Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                     National Municipal Bond Fund - Class A
                                                   ----------------------------------------------------------------------------

                                                                     Years Ended October 31,                         07/06/93*
                                                   ------------------------------------------------------------        to
                                                       1997            1996           1995            1994          10/31/93
                                                   -------------   -------------  --------------  -------------   -------------
Net asset value, beginning of period........          $9.73           $9.62           $8.82           $10.25         $10.00

Income (loss) from investment operations
----------------------------------------
Net investment income (B)...................           0.48            0.48            0.51             0.51           0.17
Net realized and unrealized gain (loss)
  on investments............................           0.36            0.11            0.80            (1.43)          0.24
                                                      -----           -----           -----            -----          -----

        Total from investment
          operations........................           0.84            0.59            1.31            (0.92)          0.41

Less distributions
------------------
Dividends from net investment income........          (0.48)          (0.48)          (0.51)           (0.51)         (0.16)
                                                      -----           -----           -----            -----          -----

Net asset value, end of period..............         $10.09           $9.73           $9.62            $8.82         $10.25
                                                     ======           =====           =====            =====         ======

        Total return........................           8.85%           6.31%          15.26%           (9.24%)         4.17%+

Net assets, end of period (000's)...........         $6,347          $7,710          $7,618           $7,663         $9,131

Ratio of operating expenses
  to average net assets (C).................           0.99%           0.99%           0.80%            0.57%          0.23%(A)

Ratio of net investment income
  to average net assets.....................           4.87%           4.99%           5.55%            5.28%          4.86%(A)

Portfolio turnover rate.....................             29%             49%             44%               6%           150%(A)

------------------------------

  * Commencement of operations
  + Non-annualized
(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.02, $0.03, $0.05, $0.07 and $0.03 per share for the National Municipal Bond Fund - Class A for the years ended October 31, 1997, 1996, 1995 and 1994 and the period July 6, 1993 (commencement of operations) to October 31, 1993, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 1.23%, 1.25%, 1.34%, 1.26% and 1.10% for the National Municipal Bond Fund - Class A for the years ended October 31, 1997, 1996, 1995 and 1994 and the period July 6, 1993 (commencement of operations) to October 31, 1993 on an annualized basis, respectively.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                  National Municipal Bond Fund
                                     ----------------------------------------------------------------------------------------
                                      Year        Year       Year     04/01/94*     Year       Year       Year     04/01/94*
                                      Ended      Ended      Ended        to         Ended      Ended      Ended       to
                                     10/31/97   10/31/96   10/31/95   10/31/94     10/31/97   10/31/96   10/31/95  10/31/94
                                     Class B    Class B    Class B    Class B      Class C    Class C    Class C    Class C
                                     ---------  ---------  ---------  --------     ---------  ---------  ---------  ---------
Net asset value, beginning of
  period........................       $9.73      $9.62     $8.81      $9.30         $9.73      $9.62      $8.81      $9.30

Income (loss) from investment
-----------------------------
   operations
   ----------
Net investment income (B).......        0.40       0.40      0.43       0.25          0.40       0.40       0.43       0.25
Net realized and unrealized gain (loss)
  on investments................        0.36       0.11      0.81      (0.49)         0.36       0.11       0.81     (0.49)
                                       -----      -----     -----      -----         -----      -----      -----     -----

        Total from investment
          operations............        0.76       0.51      1.24      (0.24)         0.76       0.51       1.24     (0.24)

Less distributions
Dividends from net investment
  income........................       (0.40)     (0.40)    (0.43)     (0.25)        (0.40)     (0.40)     (0.43)    (0.25)
                                       -----      -----     -----      -----         -----      -----      -----     -----

Net asset value, end of period..      $10.09      $9.73     $9.62      $8.81        $10.09      $9.73      $9.62     $8.81
                                      ======      =====     =====      =====        ======      =====      =====     =====

        Total return............        7.94%      5.41%    14.42%     (9.71%)(D)     7.94%      5.41%     14.42%    (9.71%)(D)

Net assets, end of period (000's)     $6,532     $6,130    $5,876     $2,036        $5,305     $5,693     $6,834    $1,911

Ratio of operating expenses
  to average net assets (C).....        1.84%      1.84%     1.70%      1.24%(A)      1.84%      1.84%      1.70%     1.24%(A)

Ratio of net investment income
  to average net assets.........        4.02%      4.14%     4.59%      4.62%(A)      4.02%      4.14%      4.53%     4.62%(A)

Portfolio turnover rate.........          29%        49%       44%         6%           29%        49%        44%        6%

------------------------------

  * Commencement of operations

(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.03, $0.03, $0.07 and $0.09 per share for the National Municipal Bond Fund - Class B and $0.03, $0.04, $0.09 and $0.09 per share for the National Municipal Bond Fund
    - Class C, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 2.15%, 2.11%, 2.41% and 2.81% for the National Municipal Bond Fund - Class B and 2.15%, 2.25%, 2.63% and 2.78% for the National Municipal Bond Fund - Class C, for the ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994 on an annualized basis, respectively.
(D) Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                              U.S. Government Securities Fund - Class A
                                     --------------------------------------------------------------------------------------------

                                                                  Years Ended October 31,                                08/28/89*
                                     ----------------------------------------------------------------------------------     to
                                        1997       1996**    1995       1994      1993      1992       1991     1990     10/31/89
                                     ----------- ---------  --------  --------  --------  --------  --------- ---------  --------

Net asset value, beginning of period    $9.80      $9.98     $9.45     $10.35    $10.04    $ 9.89     $ 9.47    $ 9.74   $ 9.73

Income (loss) from investment
-----------------------------
 operations
 ----------
Net investment income (B)...........     0.59       0.56      0.63       0.53      0.51      0.74       0.84      0.75     0.15
Net realized and unrealized
 gain (loss) on investments.........     0.13      (0.12)     0.57      (0.74)     0.34      0.13       0.42     (0.20)    0.01
                                        -----      -----     -----      -----     -----     -----      -----     -----    -----

        Total from investment
          operations................     0.72       0.44      1.20      (0.21)     0.85      0.87       1.26      0.55     0.16

Less distributions
Dividends from net investment income    (0.58)    (0.56)     (0.67)     (0.50)    (0.50)    (0.72)     (0.84)    (0.75)   (0.15)
Dividends in excess of net
 investment income..................   ------     (0.06)     ------     ------    ------    ------    ------    ------    ------
Distributions from capital gains....   ------    ------      ------     (0.19)    (0.04)    ------    ------    ------    ------
Distributions from capital..........   ------    ------      ------     ------    ------    ------    ------     (0.07)   ------
                                      -------   -------     -------    -------   -------   -------   -------     -----   -------

        Total distributions.........    (0.58)    (0.62)     (0.67)     (0.69)    (0.54)     (0.72)    (0.84)    (0.82)   (0.15)
                                        -----     ------     -----      -----     -----       -----     -----    -----    -----

Net asset value, end of period......    $9.94     $9.80      $9.98      $9.45    $10.35     $10.04     $9.89     $9.47    $9.74
                                        =====     =====      =====      =====    ======     ======     =====     =====    =====

        Total return................     7.56%     4.64%     13.15%     (2.13%)    8.64%      9.15%    13.86%     5.90%     1.66%+

Net assets, end of period (000's)...  $53,235   $72,774    $81,179   $100,622  $163,296   $118,543   $45,662   $43,299   $56,069

Ratio of operating expenses
  to average net assets (C).........     1.25%      1.25%     1.25%      1.25%     1.07%      0.24%    0.68%      2.28%    2.18%(A)

Ratio of net investment income
  to average net assets.............     6.20%      5.71%     6.54%      5.39%     4.97%      7.21%    8.65%      7.89%    8.54%(A)

Portfolio turnover rate.............      364%       477%      469%       279%      208%       108%     195%        71%       93%(A)

------------------------------

 *  Commencement of operations
** Net investment income per share has been calculated using the average shares method.
 +  Non-annualized
(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.02, $0.02, $0.02, $0.02, $0.04, $0.19, $0.18 and $0.03 per share for the U.S.
    Government Securities Fund - Class A for the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 1.42%, 1.41%, 1.45%, 1.47%, 1.42%, 2.13%, 2.61% and 2.57% for
    the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and
    1990, respectively.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                  U.S. Government Securities Fund
                                      ----------------------------------------------------------------------------------------
                                        Year       Year       Year     04/01/94*      Year       Year       Year     04/01/94*
                                       Ended      Ended      Ended        to         Ended      Ended      Ended        to
                                      10/31/97   10/31/96** 10/31/95   10/31/94     10/31/97** 10/31/96   10/31/95   10/31/94
                                      Class B    Class B    Class B    Class B      Class C    Class C    Class C    Class C
                                      ---------  ---------  ---------  --------     ---------  ---------  ---------  ---------

Net asset value, beginning of period     $9.80     $9.98       $9.45     $9.77        $9.80      $9.98      $9.45      $9.77

Income (loss) from investment
------------------------------
operations
----------
Net investment income (B).............    0.54      0.50        0.56      0.29         0.54       0.50       0.56       0.26
Net realized and unrealized gain
  (loss) on investments...............    0.11     (0.12)       0.58     (0.35)        0.11      (0.12)      0.58      (0.32)
                                         -----     -----       -----     -----       ------      -----      -----      -----

        Total from investment
          operations..................    0.65       0.38       1.14     (0.06)        0.65       0.38       1.14      (0.06)

Less distributions
------------------
Dividends from net investment income..   (0.51)     (0.50)     (0.61)     (0.26)      (0.51)     (0.50)     (0.61)     (0.26)
Dividends in excess of net
  investment income...................    ----      (0.06)      ----       ----       -----      (0.06)      ----       ----
                                         -----      -----     ------      -----      ------      -----      -----      -----

        Total distributions...........   (0.51)     (0.56)     (0.61)     (0.26)      (0.51)     (0.56)     (0.61)     (0.26)
                                         -----      -----     ------      -----      ------      -----      -----      -----

Net asset value, end of period........   $9.94      $9.80      $9.98      $9.45       $9.94      $9.80      $9.98      $9.45
                                         =====      =====      =====      =====      ------      =====      =====      =====

        Total return..................    6.84%      3.97%     12.45%     (2.44%)(D)   6.84%      3.97%     12.45%     (2.44%)(D)

Net assets, end of period (000's)..... $16,659    $19,444    $13,993      $2,746    $14,716    $20,009    $20,186    $10,766

Ratio of operating expenses
  to average net assets (C)...........    1.90%      1.90%      1.90%      1.90%(A)    1.90%      1.90%      1.90%      1.90%(A)

Ratio of net investment income
  to average net assets...............    5.55%      5.06%      5.53%      5.06%(A)    5.55%      5.06%      5.74%      5.06%(A)

Portfolio turnover rate...............     364%       477%       469%       279%        364%       477%       469%       279%

------------------------------

 *  Commencement of operations
** Net investment income per share has been calculated using the average shares method.

(A) Annualized
(B) After expense reimbursement by the adviser of $0.02, $0.02, $0.04 and $0.08 per share for the U.S. Government Securities Fund - Class B and $0.02, $0.02, $0.03 and $0.03 per share for the U.S. Government Securities Fund - Class C, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994, respectively.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 2.09%, 2.06%, 2.28% and 3.40% for the U.S. Government Securities Fund - Class B and 2.09%, 2.06%, 2.15% and 2.44% for the U.S. Government Securities Fund - Class C, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994 on an annualized basis, respectively.
(D) Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                    Money Market Fund - Class A
                                    ---------------------------------------------------------------------------------------------

                                                                 Years Ended October 31,                                 08/28/89*
                                    -----------------------------------------------------------------------------------    to
                                       1997        1996      1995      1994      1993       1992      1991      1990     10/31/89
                                    ----------  --------- ---------  --------  ---------  --------  --------  ---------  --------
Net asset value, beginning
  of period.........................   $1.00      $1.00     $1.00      $1.00     $1.00      $1.00     $1.00     $1.00      $1.00

Income from investment operations
---------------------------------
Net investment income (B)...........    0.05       0.05      0.05       0.03      0.03       0.04      0.06      0.06       0.01

Less distributions
------------------
Dividends from net investment
  income............................   (0.05)     (0.05)    (0.05)     (0.03)    (0.03)     (0.04)    (0.06)    (0.06)     (0.01)
                                        ----       ----      ----       ----      ----       ----      ----      ----       ----

Net asset value, end of period......   $1.00      $1.00     $1.00      $1.00     $1.00      $1.00     $1.00     $1.00      $1.00
                                       =====      =====     =====      =====     =====      =====     =====     =====      =====

        Total return................    5.13%      5.16%     5.60%      3.48%     2.80%      3.69%     6.22%     5.76%      0.53%+

Net assets, end of period (000's)... $11,057     $8,087   $11,379     $8,499   $18,109     $2,244    $3,421    $4,526     $7,781

Ratio of operating expenses
  to average net assets (C).........    0.50%      0.50%     0.50%      0.50%     0.50%      0.50%     1.00%     2.45%      1.96%(A)


Ratio of net investment income
  to average net assets.............    5.02%      5.02%     5.45%      3.40%     2.75%      3.77%     6.01%     5.52%      6.59%(A)

------------------------------

  * Commencement of operations
  + Non-annualized
(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.005, $0.004, $0.004, $0.0044, $0.0084, $0.0211, $0.0270 and $0.0002 per share for the
    Money Market Fund - Class A for the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 0.96%, 0.95%, 0.96%, 0.95%, 1.32%, 2.71%, 2.68% and 2.47% for
    the Money Market Fund - Class A for the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                        Money Market Fund
                                     ----------------------------------------------------------------------------------------
                                       Year       Year       Year     04/01/94*      Year       Year       Year     04/01/94*
                                      Ended      Ended      Ended        to         Ended      Ended      Ended        to
                                     10/31/97   10/31/96   10/31/95   10/31/94     10/31/97   10/31/96   10/31/95   10/31/94
                                      Class B    Class B    Class B    Class B      Class C    Class C    Class C    Class C
                                     ---------  ---------  ---------  --------     ---------  ---------  ---------  ---------
Net asset value, beginning
  of period..........................  $1.00      $1.00      $1.00      $1.00        $1.00      $1.00      $1.00      $1.00

Income from investment operations
---------------------------------
Net investment income (B)............   0.05       0.05       0.05       0.02         0.05       0.05       0.05       0.02

Less distributions
------------------
Dividends from net investment
  income.............................  (0.05)     (0.05)     (0.05)     (0.02)       (0.05)     (0.05)     (0.05)     (0.02)
                                        ----       ----       ----       ----         ----       ----       ----       ----

Net asset value, end of period.......  $1.00      $1.00      $1.00      $1.00        $1.00      $1.00      $1.00      $1.00
                                       =====      =====      =====      =====        =====      =====      =====      =====

        Total return.................   5.13%      5.16%      5.60%      3.48%(D)     5.13%      5.16%      5.60%      3.48%(D)

Net assets, end of period (000's).... $3,332     $3,062     $1,564       $312       $7,539     $9,840     $9,394    $12,170

Ratio of operating expenses
  to average net assets (C)..........   0.50%      0.50%      0.50%      0.50%(A)     0.50%      0.50%      0.50%      0.50%(A)

Ratio of net investment income
  to average net assets..............   5.02%      5.02%      5.52%      3.96%(A)     5.01%      5.02%      5.46%      3.96%(A)

------------------------------

  * Commencement of operations

(A) Annualized
(B) After expense reimbursement by the adviser of $0.005, $0.007, $0.009 and $0.0228 per share for the Money Market Fund - Class B and $0.005, $0.005, $0.005 and $0.0037 per share for the Money Market Fund - Class C, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994, respectively.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 1.05%, 1.18%, 1.41% and 4.83% for the Money Market Fund - Class B and 1.00%, 0.98%, 0.95% and 1.18% for the Money Market Fund - Class C, for the years ended October 31, 1997, 1996 and 1995 and the period April 1, 1994 to October 31, 1994 on an annualized basis, respectively.
(D) Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

International Small Cap Fund

                                            Shares      Value
                                            ------      -----
COMMON STOCKS - 70.87%
Agricultural Machinery - 0.58%
Kverneland AS                                5,500   $102,474
                                                      -------

Agricultural Products - 0.79%
Perusahaan Perkebunan                      131,400    141,241
                                                      -------

Air Travel - 0.71%
Ryanair Holdings PLC, ADR                    5,075    126,875
                                                      -------

Apparel & Textiles - 0.32%
CSP International Industria Calze SPA        5,250     57,834

Auto Service - 0.28%
Sixt AG                                        575     50,035
                                                       ------

Banking - 1.56%
Banco de A. Edwards, ADR                     6,475    112,503
Banco Latinoamericano
  de Exportaciones SA                        4,150    164,962
                                                      -------
                                                      277,465
Broadcasting - 0.31%
Editoriale L'Espresso SPA                   12,000     55,641
                                                       ------

Business Services - 4.22%
Altran Technologies SA                         975    260,304
Brunel International*                        2,225     46,987
Kobenhavns Lufthavne                         2,900    347,345
Select Appointments Holdings PLC            10,450     95,903
                                                      -------
                                                      750,539
Computers & Business Equipment - 3.27%
Enator AB*                                   4,000     63,552
Fuji Software ABC, Incorporated              2,600     89,655
Net One Systems Company, Ltd.                   20    108,517
Psion PLC                                   42,450    320,492
                                                      -------
                                                      582,216
Conglomerates - 1.76%
Misys                                       12,407    313,024
                                                      -------

Containers & Glass - 2.97%
Compania Cervecerias Unidas SA, ADR          7,975    194,391
International Container Terminal
  & Services*                               71,925     14,202
SCHMALBACH LUBECA AG                         1,725    320,223
                                                      -------
                                                      528,816
Drugs & Health Care - 1.51%
Schwarz Pharma AG                            3,800    268,941
                                                      -------

Electronics - 2.05%
Elec & Eltek International
  Holdings, Ltd.                           240,000     88,469
Toolex-Alpha NV*                             4,200     49,755
VTech Holdings, Ltd.                       115,800    226,163
                                                      -------
                                                      364,387

Financial Services - 2.57%
JBA Holdings PLC                            28,800   $456,617
                                                      -------

Food & Beverages - 2.02%
Raisio Tehtaat Oy PLC                        3,325    359,928
                                                      -------

Homebuilders - 1.09%
IHC Caland NV                                3,150    193,721
                                                      -------

Hotels & Restaurants - 8.77%
Doutor Coffee                                5,000    137,100
Company
Grupo Posadas SA                           200,000    119,261
J.D. Wetherspoon PLC                        16,633    452,078
Pizza Express                               32,450    407,234
Regent Inns PLC                             24,525    117,268
Tele Pizza*                                  4,775    327,918
                                                   ----------
                                                    1,560,859

Household Appliances Furnishing - 3.73%
DFS Furniture                               22,250    202,142
Company
Hunter Douglas                               6,950    286,376
Industrie Natuzzi SPA, ADR*                  7,850    175,644
                                                      -------
                                                      664,162
Industrial Machinery - 3.79%
KCI Konecranes International PLC             5,125    193,181
Noritsu Koki Company                         6,200    206,066
Tomra Systems AS                            10,650    274,744
                                                      -------
                                                      673,991
International Oil - 4.92%
British-Borneo Petroleum                    54,566    437,600
  Syndicate PLC
Cairn Energy PLC*                           36,150    269,896
Gulf Canada Resources, Ltd.                 14,275    119,553
Gulf Indonesia Resources, Ltd.               2,300     48,300
                                                      -------
                                                      875,349
Leisure Time - 4.89%
AAPC, Ltd.                                 131,759     46,330
Capital Radio                               24,475    194,228
Cinar Films, Incorporated, Class B*          5,825    226,447
Flextech PLC*                               30,500    299,353
Village Roadshow                            41,500    104,774
                                                      -------
                                                      871,132
Miscellaneous - 3.17%
BTG PLC*                                     8,850    100,225
S.T. Dupont*                                 3,100     52,345
PT Daya Guna Samudera                       26,500     34,182
Plettac AG                                     240     43,578
Rofin-Sinar Technologies, Incorporated*     24,125    334,734
                                                      -------
                                                      565,064

Office Furnishings & Supplies - 0.88%
Turbon International AG                      5,650    157,327
                                                      -------

Paper - 1.08%
Guilbert SA                                  1,475    192,550
                                                      -------
Petroleum Services - 2.77%
Coflexip SA, ADR                             3,525   $193,875


   The accoompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

Fred Olsen Energy ASA*                       2,300      58,016
Petroleum Geological Services AS, ADR*       3,475     240,644
                                                       -------
                                                       492,535
Retail Trade - 2.00%
Beter Bed Holdings NV                        2,050      44,664
Bulgari SPA                                 41,000     222,800
Douglas Holdings AG                          2,500      89,192
                                                       -------
                                                       356,656
Software - 1.93%
Dassault Systems SA                          7,300     218,940
Nippon System Development                    5,000     124,636
                                                       -------
                                                       343,576
Telecommunication Services - 2.25%
Asia Satellite Telecommunications
  Holdings, ADR                              6,725     157,197
Grupo Iusacell SA, ADR*                     13,500     243,000
                                                       -------
                                                       400,197
Telephone - 2.84%
Cellular Communications International*       8,200     328,000
Netcom Systems AB, Class B*                 10,550     176,775
                                                       -------
                                                       504,775
Toys, Amusements & Sporting Goods - 0.91%
Salomon SA                                   1,825     162,624
                                                       -------

Transportation - 0.93%
Tranz Rail Holdings, Ltd., ADR              12,200     164,700
                                                       -------

TOTAL COMMON STOCKS
  (Cost $11,495,162)                               $12,615,251
                                                    ----------

PREFERRED STOCKS - 3.74%
Automobiles - 1.82%
Porsche AG                                     220     323,529
                                                       -------

Financial Services - 1.92%
Marschollek, Lautenschlaeger und
  Partner AG                                 1,490     341,426
                                                       -------

TOTAL PREFERRED STOCKS
  (Cost $486,141)                                     $664,955
                                                       -------

WARRANTS - 0.02%
Gold Peak Industries (Expiration
  date 08/06/00; strike price HKD 5.25)*    36,000       3,073
                                                         -----

TOTAL WARRANTS (Cost $0)                                $3,073
                                                         -----
  Principal
   Amount                                                Value
   ------                                                -----
SHORT TERM INVESTMENT - 4.64%
     $825,701 Navigator Securities Lending Trust      $825,701
                                                       -------
  Principal
   Amount                                                Value
   ------                                                -----
REPURCHASE AGREEMENT - 20.74%
$3,692,000    Repurchase Agreement with State
              Street Bank & Trust Company dated
              10/31/97 at 5.00%, to be repurchased
              at $3,693,538 on 11/03/97,
              collateralized by $3,615,000 U.S.
              Treasury Notes, 6.625% due 07/31/01
              (valued at $3,830,206, including
              interest)                             $3,692,000
                                                     ---------

TOTAL INVESTMENTS (International
  Small Cap Fund) (Cost $16,499,004)               $17,800,980
                                                    ==========
Small/Mid Cap Fund
                                           Shares        Value
                                           ------        -----
COMMON STOCKS - 75.16%
Aerospace - 1.87%
BE Aerospace, Incorporated*                 9,000     $253,125
Gulfstream Aerospace Corporation*          15,900      461,100
                                                       -------
                                                       714,225
Air Travel - 2.16%
AMR Corporation*                            4,100      477,394
Continental Airlines, Incorporated*         8,000      346,000
                                                       -------
                                                       823,394
Apparel & Textiles - 2.04%
G & K Services, Class A                     3,000      108,000
Nautica Enterprises, Incorporated*          5,300      141,113
Tommy Hilfiger Corporation*                13,400      530,137
                                                       -------
                                                       779,250
Banking - 0.37%
Star Banc Corporation                       2,900      142,281
                                                       -------

Business Services - 4.54%
America Online, Incorporated*               1,800      138,600
CUC International, Incorporated*           18,500      545,750
HBO & Company                              12,600      548,100
Paychex, Incorporated                       8,600      327,875
Systems & Computer Technology*              4,000      172,500
                                                     ---------
                                                     1,732,825
Computers & Business Equipment - 3.30%
Bay Networks, Incorporated*                 8,000      253,000
Cisco Systems, Incorporated*                3,900      319,922
Citrix System, Incorporated*                2,000      146,875
E*Trade Group, Incorporated*                8,700      268,612
Sundstrand Corporation                      5,000      271,875
                                                     ---------
                                                     1,260,284
Drugs & Health Care - 16.25%
AmeriSource Health Corporation,
  Class A*                                 10,400      617,500
Bergen Brunswig Corporation, Class A       10,000      400,625
BioChem Pharma, Incorporated*              18,400      461,150
                                           Shares        Value
                                           ------        -----
Drugs & Health Care - continued
Biomatrix, Incorporated*                    5,000     $173,125
Biomet, Incorporated                       12,400      309,225
Cardinal Health, Incorporated               9,100      675,675
Elan Corporation PLC, ADR*                  9,000      448,875
General Nutrition Companies,
  Incorporated*                            27,600      869,400

    The accompanying notes are an integralpart of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

Guidant Corporation                         8,300      477,250
McKesson Corporation                        5,100      547,294
Mentor Corporation                          3,400      123,887
Omnicare, Incorporated                     10,000      278,125
Phycor, Incorporated*                       7,900      182,194
Quorum Health Group, Incorporated*         26,250      636,562
                                                     ---------
                                                     6,200,887

Electronics - 12.06%
Adaptec, Incorporated*                      3,200      155,000
Advanced Fibre Communications*              5,000      145,313
Altera Corporation*                        19,200      852,000
CIENA Corporation*                          8,400      462,000
Electronics For Imaging, Incorporated*     13,600      635,800
Linear Technology Corporation              14,000      880,250
Maxim Integrated Products, Incorporated*    9,000      596,250
Tellabs, Incorporated*                      5,700      307,800
Teradyne, Incorporated*                     8,300      310,731
Texas Instruments, Incorporated             2,400      256,050
                                                     ---------
                                                     4,601,194

Financial Services - 3.89%
INMC Mortgage Holdings, Incorporated       10,200      242,250
Money Store, Incorporated                  28,200      800,175
Paine Webber Group, Incorporated            6,600      291,637
Sovereign Bancorp, Incorporated             8,500      150,875
                                                     ---------
                                                     1,484,937

Hotels & Restaurants - 0.67%
Mirage Resorts, Incorporated*              10,200      255,000
                                                       -------


Household Appliances Furnishing - 2.83%
Newell Company                              3,200      122,800
Sunbeam Corporation                        21,100      956,094
                                                     ---------
                                                     1,078,894

Industrial Machinery - 1.67%
Applied Materials, Incorporated*            4,200      140,175
Tyco International, Ltd.                   13,116      495,129
                                                       -------
                                                       635,304
Insurance - 2.65%
MGIC Investment Corporation                12,000      723,750
SunAmerica, Incorporated                    7,950      285,703
                                                     ---------
                                                     1,009,453

Leisure Time - 3.50%
Carnival Corporation                        6,500      315,250
Coach USA, Incorporated*                    3,800      113,050
International Game Technology              35,500      907,469
                                                     ---------
                                                     1,335,769
                                           Shares        Value
                                           ------        -----
Metal & Metal Products - 0.37%
Titanium Metals Corporation*                4,500     $140,625
                                                      --------

Miscellaneous - 0.30%
Fortune Brands, Incorporated                3,500      115,719
                                                       -------

Petroleum Services - 7.29%
Diamond Offshore Drilling, Incorporated     8,300      516,675
EVI, Incorporated*                          3,200      205,400
Global Industries, Incorporated*           11,400      229,425
Global Marine, Incorporated*                8,000      249,000
Halliburton Company                         6,400      381,600
Nabors Industries, Incorporated*           14,600      600,425
Santa Fe International Corporation          7,500      368,906
Smith International, Incorporated*          3,000      228,750
                                                     ---------
                                                     2,780,181
Pollution Control - 1.81%
Allied Waste Industries, Incorporated*     13,100      266,912
USA Waste Services, Incorporated*          11,475      424,575
                                                       -------
                                                       691,487
Real Estate - 0.63%
Boston Properties, Incorporated*            7,500      240,000
                                                       -------

Retail Trade - 4.35%
BJ's Wholesale Club, Incorporated*          5,000      144,375
Bed Bath & Beyond, Incorporated*            5,000      158,750
Borders Group, Incorporated*               19,400      503,188
CompUSA, Incorporated*                     17,000      556,750
Staples, Incorporated*                      5,600      147,000
TJX Companies, Incorporated*                5,000      148,125
                                                     ---------
                                                     1,658,188

Software -1.96%
Parametric Technology Corporation*         11,900      525,088
Sterling Commerce, Incorporated*            6,700      222,356
                                                       -------
                                                       747,444
Tires & Rubber - 0.65%
Safeskin Corporation*                       5,500      249,563
                                                       -------

TOTAL COMMON STOCKS
 (Cost $24,608,659)                                $28,676,904
                                                    ----------
                                        Principal
                                         Amount          Value
                                         ------          -----
SHORT TERM INVESTMENTS - 24.84%
Fingerhut Owner Trust,
  5.62% due 11/07/97                     $500,000     $499,532
Navigator Securities Lending Trust      8,269,878    8,269,878
Sony Capital Corporation,
  5.62% due 11/07/97                      500,000      499,531
SSGA Money Market Fund                    209,189      209,189
                                                      --------
                                                     9,478,130
TOTAL INVESTMENTS
(Small/Mid Cap Fund) (Cost $34,086,789)            $38,155,034
                                                    ==========
Global Equity Fund
                                           Shares        Value
                                           ------        -----
COMMON STOCKS - 93.67%
Aluminum - 1.11%
Aluminum Company of America                19,800   $1,445,400
                                                     ---------
Auto Parts - 1.28%
Borg-Warner Automotive, Incorporated       30,500    1,662,250
                                                     ---------
Automobiles - 1.26%
Volkswagen AG                               2,770    1,637,446
                                                     ---------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

Banking - 7.77%
ABN AMRO Holdings NV                       84,400    1,699,737
Bank of Ireland                            95,500    1,209,700
Banque Nationale de Paris                  31,565    1,395,410
First Chicago NBD Corporation              25,900    1,884,225
Jardine Strategic Holdings, Ltd.          549,000    1,756,800
Mellon Bank Corporation                    39,400    2,031,562
Nordbanken AB                               3,300      103,539
                                                    ----------
                                                    10,080,973
Broadcasting - 0.61%
Mediaset                                  174,300      790,682
                                                       -------

Business Services - 0.78%
Intelidata Technologies Corporation*      119,200      402,300
NCR Corporation*                           20,050      607,766
                                                     ---------
                                                     1,010,066
Chemicals - 6.10%
Akzo Nobel NV, ADS                          8,100    1,427,253
BASF AG                                    38,600    1,309,955
Bayer AG                                   57,000    2,000,522
B.F. Goodrich Company                      22,550    1,004,884
Potash Corporation of Saskatchewan,
  Incorporated                             26,700    2,179,611
                                                     ---------
                                                     7,922,225
Computers & Business Equipment - 0.93%
Data General Corporation*                  62,700    1,206,975
                                                     ---------

Conglomerates - 0.92%
CSR, Ltd.                                 344,000    1,195,317
                                                     ---------

Construction & Mining Equipment - 0.01%
Greenfield Industries, Incorporated           400       15,150
                                                        ------

Construction Materials - 1.08%
Cimpor-Cimentos de Portugal SA              4,500      114,413
Holderbank Financier Glarus AG              1,600    1,287,770
                                                     ---------
                                                     1,402,183
Containers & Glass - 0.48%
Toyo Seikan Kaisha                         39,600      621,886
                                                       -------

Crude Petroleum & Natural Gas - 1.87%
Elf Aquitaine                              15,000    1,856,716
United Meridian Corporation*               16,750      568,453
                                                     ---------
                                                     2,425,169


                                           Shares        Value
                                           ------        -----
Domestic Oil - 0.72%
Tenneco, Incorporated                      20,690     $929,757
                                                       -------

Drugs & Health Care - 2.00%
Fujisawa Pharmaceutical Company, Ltd.      46,000      389,863
Pharmacia & Upjohn, Incorporated           69,400    2,203,450
                                                     ---------
                                                     2,593,313
Electric Utilities - 2.56%
Iberdrola SA                               97,500    1,166,220
Southern Electric PLC                     102,107      786,313
VEBA AG                                    24,500    1,365,849
                                                     ---------
                                                     3,318,382
Electrical Equipment - 1.16%
General Signal Corporation                 14,400      577,800
Hitachi, Ltd.                             121,000      929,996
                                                     ---------
                                                     1,507,796
Electronics - 4.67%
Ascom Holdings AG*                            560      731,869
GenRad, Incorporated*                      60,000    1,770,000
Premier Farnell PLC, ADS                   76,700      591,944
Racal Electronics                         139,285      518,782
SGS Thomson Microelectronics,
  Incorporated*                            12,200      868,218
TDK Corporation                            19,000    1,575,571
                                                     ---------
                                                     6,056,384
Financial Services - 6.71%
Enhance Financial Services Group,
  Incorporated                             22,450    1,185,641
Internationale Nederlanden Groep NV        57,000    2,392,738
PennCorp Financial Group,
  Incorporated                             74,900    2,438,931
UST Corporation                           104,000    2,691,000
                                                     ---------
                                                     8,708,310
Food & Beverages - 8.27%
Bass, ADS                                  73,300    1,018,267
Danone                                      4,000      611,624
IBP, Incorporated                          24,600      570,412
Kao Corporation                           108,000    1,507,603
Lion Nathan, Ltd.                         242,200      585,126
Nestle SA                                   1,600    2,254,455
Reckitt & Colman PLC                      200,897    3,082,369
Tate & Lyle PLC                           145,846    1,106,014
                                                    ----------
                                                    10,735,870

Household Appliances Furnishing - 2.18%
HomeBase, Incorporated*                    82,500      757,969
Matsushita Electric Industrial
  Company, Ltd.                            72,000    1,208,475
Philips Electronics NV                     11,000      861,190
                                                     ---------
                                                     2,827,634

Household Products - 2.33%
Unilever PLC                              405,200    3,018,422
                                                     ---------


                                           Shares        Value
                                           ------        -----
Industrial Machinery - 2.26%
Bobst AG                                      400     $622,746
Schindler Holding AG                          600      662,025
Sumitomo Rubber Industries                 80,000      453,344
Tecumseh Products Company                  21,600    1,120,500
United Dominion Industries, Ltd.            2,900       75,762
                                                     ---------
                                                     2,934,377
Insurance - 9.10%
Irish Life PLC                            644,742    3,393,695
MBIA, Incorporated                         41,000    2,449,750
Royal & Sun Alliance Insurance
  Group PLC                               155,000    1,486,194
SCOR, ADS                                  16,550      768,646
Sumitomo Marine & Fire                    148,000      986,257

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

Terra Nova Bermuda Holdings, Ltd.          48,100    1,244,587
WPP Group PLC, ADR                        325,000    1,483,132
                                                    ----------
                                                    11,812,261
Investment Companies - 0.01%
India Gateway Fund                          1,480        6,690
                                                         -----
Leisure Time - 0.38%
Ascent Entertainment Group,
  Incorporated*                            50,590      499,576
                                                       -------
Mining - 0.31%
English China Clay                         90,800      398,369
                                                       -------
Miscellaneous - 0.58%
Clondalkin Group PLC                       85,700      747,673
                                                       -------
Paper - 1.38%
Boise Cascade Corporation                  51,600    1,786,650
                                                     ---------
Petroleum Services - 0.20%
Burmah Castrol PLC                          5,000       85,985
Noble Drilling Corporation*                 5,050      179,590
                                                       -------
                                                       265,575
Photography - 2.15%
Fuji Photo Film Company                    77,000    2,789,530
                                                     ---------
Pollution Control - 0.72%
Browning-Ferris Industries,
  Incorporated                             28,678      932,035
                                                       -------
Publishing - 2.82%
Houghton Mifflin Company                  103,200    3,663,600
                                                     ---------
Retail Grocery - 1.04%
Albertsons, Incorporated                   36,600    1,349,625
                                                     ---------
Retail Trade - 5.87%
BJ's Wholesale Club, Incorporated*         82,500    2,382,187
Coles Myer, Ltd.                          239,011    1,149,698
Delhaize-Le Lion SA                        21,100    1,001,225
G.I.B. Holdings, Ltd.                      14,100      714,728
Karstadt AG                                 4,500    1,566,307
Toys R Us, Incorporated*                   23,800      810,688
                                                     ---------
                                                     7,624,833
                                           Shares        Value
                                           ------        -----
Steel - 0.30%
NKK Corporation                           283,000     $392,696
                                                       -------

Telecommunication Services - 2.12%
Comsat Corporation                        103,920    2,377,170
France Telecom, ADS*                        9,900      374,669
                                                     ---------
                                                     2,751,839
Telephone - 4.93%
American Telephone & Telegraph
  Corporation                              30,400    1,487,700
MCI Communications Corporation             11,200      397,600
Telecom Italia SPA*                       564,000    2,278,653
Telefonica de Espana SA                    62,700    1,711,136
Telus Corporation                          26,250      524,311
                                                     ---------
                                                     6,399,400
Tobacco - 3.58%
B.A.T. Industries PLC                      87,344     $764,214
Imperial Tobacco, Ltd.                     77,500      478,495
Philip Morris Companies, Incorporated      85,800    3,399,825
                                                     ---------
                                                     4,642,534
Trucking & Freight - 1.15%
Peninsular & Oriental Steam
  Navigation Company                      129,296    1,496,793
                                                     ---------

TOTAL COMMON STOCKS
  (Cost $103,745,670)                             $121,605,646
                                                   -----------


  Principal
   Amount                                                   Value
   ------                                                   -----
SHORT TERM INVESTMENT - 4.20%
$5,455,720    Navigator Securities Lending Trust       $5,455,720
                                                        ---------
REPURCHASE AGREEMENT - 2.13%
$2,760,000    Repurchase Agreement with State
              Street Bank & Trust Company dated
              10/31/97 at 5.00%, to be repurchased
              at $2,761,150 on 11/03/97,
              collateralized by $2,700,000 U.S.
              Treasury Notes, 6.625% due 07/31/01
              (valued at $2,860,735, including
              interest)                                $2,760,000
                                                        ---------
TOTAL INVESTMENTS
 (Global Equity Fund) (Cost $111,961,390)            $129,821,366
                                                      ===========

Growth Equity Fund

                                           Shares        Value
                                           ------        -----
COMMON STOCKS - 71.70%
Aerospace - 0.34%
Gulfstream Aerospace Corporation*           3,750     $108,750
                                                       -------

Air Travel - 1.53%
Lufthansa AG*                              14,200      247,952
Southwest Airlines Company                  7,275      237,347
                                                       -------
                                                       485,299
Automobiles - 1.17%
Ford Motor Company                          8,500      371,344
                                                       -------
                                           Shares        Value
                                           ------        -----
Banking - 2.32%
BankAmerica Corporation                     4,750     $339,625
The Chase Manhattan Corporation             2,150      248,056
Mellon Bank Corporation                     2,900      149,531
                                                       -------
                                                       737,212
Business Services - 2.50%
Cognizant Corporation                       4,150      162,628
Fiserv, Incorporated*                       7,800      349,050
Nokia Corporation, ADR                      3,175      280,194
                                                       -------
                                                       791,872
Chemicals - 0.39%
Imperial Chemical Industries PLC, ADR       2,075      124,241
                                                       -------
Computers & Business Equipment - 5.81%
3Com Corporation*                           6,000      248,625
Bay Networks, Incorporated*                 5,450      172,356
FORE Systems*                               5,900       95,875

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

Hewlett-Packard Company                    12,475      769,552
Oce-Van Der Grinten NV                      1,550      176,835
Xerox Corporation                           4,800      380,700
                                                    ----------
                                                     1,843,943
Drugs & Health Care - 9.53%
ALZA Corporation*                           6,300      164,194
American Home Products Corporation          4,200      311,325
Bristol-Myers Squibb Company                4,800      421,200
Dura Pharmaceuticals, Incorporated*         2,550      123,356
HEALTHSOUTH Corporation*                    8,850      226,228
Eli Lilly and Company                       3,400      227,375
Merck & Company, Incorporated               3,250      290,062
Novartis AG                                   200      313,230
Pfizer, Incorporated                        3,475      245,856
SmithKline Beecham PLC, ADR                 5,550      264,319
Stryker Corporation                         5,425      201,742
Wellpoint Health Networks, Incorporated*    5,125      234,469
                                                       -------
                                                     3,023,356
Electrical Equipment - 3.71%
General Electric Company                    8,100      522,956
Philips Electronics NV, ADR                 4,550      356,606
Westinghouse Electric Corporation          11,200      296,100
                                                     ---------
                                                     1,175,662
Electronics - 7.16%
Adaptec, Incorporated*                      5,725      277,305
Altera Corporation*                         9,000      399,375
CIENA Corporation*                          5,000      275,000
L.M. Ericsson Telephone Company, ADR        7,450      329,663
Lam Research Corporation*                   2,800      101,150
Maxim Integrated Products, Incorporated*    4,700      311,375
National Semiconductor Corporation*         7,375      265,500
Raytheon Company                              900       48,825
Tellabs, Incorporated*                      4,900      264,600
                                                     ---------
                                                     2,272,793
Financial Services - 5.32%
H.F. Ahmanson & Company                     4,650      274,350
Associates First Capital Corporation        4,700      299,037


                                           Shares        Value
                                           ------        -----
Financial Services - continued
Beneficial Corporation                        800      $61,350
Federal National Mortgage Association       4,925      238,555
SLM Holdings Corporation                    2,975      417,616
Washington Mutual, Incorporated             5,822      398,443
                                                     ---------
                                                     1,689,351
Food & Beverages - 2.99%
PepsiCo, Incorporated                       7,800      287,138
Coca-Cola Enterprises, Incorporated        12,600      354,375
Sara Lee Corporation                        6,000      306,750
                                                       -------
                                                       948,263
Forest Products - 0.48%
Georgia-Pacific Corporation                 1,800      152,663
                                                       -------

Gas & Pipeline Utilities - 1.40%
BJ Services Company*                        2,800      237,300
Cooper Cameron Corporation*                 1,150       83,087
Talisman Energy, Incorporated*              3,400      122,312
                                                       -------
                                                       442,699
Hotels & Restaurants - 0.12%
Mirage Resorts, Incorporated*               1,550       38,750
                                                        ------

Household Appliances Furnishing - 2.98%
Hunter Douglas NV                           2,525      104,043
Maytag Corporation                         11,700      390,488
Sunbeam Corporation                         9,950      450,859
                                                       -------
                                                       945,390
Household Products - 2.62%
Clorox Company                              3,050      213,500
Dial Corporation                           11,800      199,125
Gillette Company                            2,000      178,125
Procter & Gamble Company                    3,550      241,400
                                                       -------
                                                       832,150
Industrial Machinery - 0.43%
Crane Company                               3,250      135,078
                                                       -------

Insurance - 3.05%
Allstate Corporation                        3,150      261,253
Everest Reinsurance Holdings                4,975      187,184
Hartford Financial Services Group           2,900      234,900
Marsh & McLennan Companies, Incorporated    2,100      149,100
The Progressive Corporation                 1,300      135,525
                                                       -------
                                                       967,962
Leisure Time - 1.23%
Galileo International, Incorporated*       10,275      258,159
The Walt Disney Company                     1,600      131,600
                                                       -------
                                                       389,759
Paper - 3.30%
Bowater, Incorporated                       1,200       50,175
Champion International Corporation          2,450      135,209
Fort James Corporation                      5,550      220,266
International Paper Company                 5,600      252,000
Mead Corporation                            3,550      214,775
Union Camp Corporation                      3,250      176,109
                                                     ---------
                                                     1,048,534

                                           Shares        Value
                                           ------        -----
Petroleum Services - 3.71%
Baker Hughes, Incorporated                  6,150     $282,515
Nabors Industries, Incorporated*            8,325      342,366
Reading & Bates Corporation*                4,650      197,044
Schlumberger, Ltd.                          4,050      354,375
                                                     ---------
                                                     1,176,300
Pollution Control - 0.28%
Allied Waste Industries, Incorporated*      4,425       90,159
                                                        ------
Retail Trade - 2.48%
Dayton Hudson Corporation                   5,000      314,063
Lowes Companies, Incorporated               5,550      231,019
Toys R Us, Incorporated*                    7,100      241,844
                                                       -------
                                                       786,926
Software - 2.22%
Microsoft Corporation*                      1,825      237,250
Oracle Systems Corporation*                 5,300      189,641
PeopleSoft, Incorporated*                   4,425      278,222
                                                       -------
                                                       705,113

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

Telecommunications Services - 1.63%
Chancellor Media Corporation*                 725       39,784
Lucent Technologies, Incorporated           4,600      379,212
Telecomunicacoes Brasileiras
   SA-Telebras, ADR                           975       98,963
                                                       -------
                                                       517,959
Telephone - 0.48%
American Telephone & Telegraph
  Corporation                               3,100      151,706
                                                       -------

Tobacco - 1.59%
Philip Morris Companies, Incorporated       6,600      261,525
RJR Nabisco Holdings Corporation            7,650      242,409
                                                       -------
                                                       503,934
Trucking & Freight - 0.93%
CNF Transportation, Incorporated            6,600      294,525
                                                       -------

TOTAL COMMON STOCKS
  (Cost $20,570,816)                               $22,751,693
                                                   -----------

  Principal
   Amount                                                Value
   ------                                                -----
SHORT TERM INVESTMENT - 20.88%
$6,624,477    Navigator Securities Lending Trust    $6,624,477
                                                     ---------

REPURCHASE AGREEMENT - 7.42%
$2,354,000    Repurchase Agreement with State
              Street Bank & Trust Company dated
              10/31/97 at 5.00%, to be repurchased
              at $2,354,981 on 11/03/97,
              collateralized by $2,320,000 U.S.
              Treasury Notes, 6.625% due 03/31/02
              (valued at $2,415,056, including
              interest)                             $2,354,000
                                                     ---------

TOTAL INVESTMENTS
 (Growth Equity Fund) (Cost $29,549,293)           $31,730,170
                                                    ==========

International Growth and Income Fund

                                          Shares         Value
                                          -----          -----
COMMON STOCKS - 64.81%
Aerospace - 1.43%
CSF Thomson                                5,600      $152,226
Lucas Varity PLC, ADS                     78,200       268,304
                                                       -------
                                                       420,530
Air Travel - 1.22%
British Airways PLC                       12,000       117,174
Deutsche Lufthansa AG*                     4,000        69,846
Singapore Airlines, Ltd.                  23,000       172,318
                                                       -------
                                                       359,338
Apparel & Textiles - 0.11%
Tomen Corporation                         20,000        33,569
                                                        ------

Auto Parts - 0.34%
Qingling Motors Company                  155,000       101,242
                                                       -------

Automobiles - 1.91%
Fiat SPA                                  76,000       137,366
Nissan Motor Company, Ltd.                22,000       117,175
Toyota Motor Corporation                  11,000       306,190
                                                       -------
                                                       560,731
Banking - 8.78%
Allied Irish Banks, ADS                   41,400       351,777
Asahi Bank, Ltd.                          12,000        62,219
Bangkok Bank                               7,800        26,618
Bank of East Asia                             80           179
Bank of Tokyo-Mitsubishi, ADS              4,000        52,181
Banco Santander Chile, ADR                 6,900        89,700
Dai Ichi Kangyo Bank                       2,000        16,951
Deutsche Bank AG                           1,440        94,229
Dresdner Bank AG                           1,220        49,896
HSBC Holdings PLC - HKD                    2,000        45,269
HSBC Holdings ORD - HKD                    4,309       101,212
HSBC Holdings ORD - [_]                    7,700       191,842
Istituto Mobiliare Italiano               17,000       152,026
Keiyo Bank                                28,000        81,196
The Mitsui Trust & Banking Company,
  Ltd.                                    23,000        79,884
Royal Bank of Scotland Group PLC          29,300       310,679
Societe Generale                           1,623       222,281
United Overseas Bank                      27,000       149,143
Westpac Banking Corporation, Ltd.         66,000       384,312
Wielkopolski Bank Kredytowy SA             7,800        42,525
Yapi ve Kredi Bankasi AS               2,605,080        79,466
                                                     ---------
                                                     2,583,585

Broadcasting - 0.78%
Central European Media Enterprises,
  Ltd.*                                    3,700       108,225
Mediaset                                  27,000       122,481
                                                       -------
                                                       230,706
Business Services - 1.92%
Eaux (Cie Generale Des)                    2,125       247,930
Keppel Telecom & Transport               142,000        95,568
Wessex Water PLC                          26,200       221,983
                                                       -------
                                                       565,481
                                          Shares         Value
                                          ------         -----
Chemicals - 1.45%
Allied Colloids Group PLC                102,214      $176,634
Bayer AG                                   2,530        88,795
Fauji Fertilizer Company, Ltd.            18,000        40,086
Mitsubishi Rayon Company, Ltd.            10,000        32,073
Quimica Minera de Chile SA, ADR            1,725        89,484
                                                       -------
                                                       427,072
Coal - 0.22%
Banpu Public Company, Ltd.                 9,500        65,302
                                                        ------

Computers & Business Equipment - 0.71%
Fujitsu, Ltd.                             12,000       131,616
Ricoh Company, Ltd.                        6,000        77,275
                                                       -------
                                                       208,891
Conglomerates - 1.62%
Aoyama Trading Company, Ltd.               2,000        53,677
First Philippine Holdings Corporation    126,300       105,102
Hutchison Whampoa, Ltd.                    7,000        48,438
Sime Darby BHD                            20,000        28,798
Tomkins                                   46,600       239,241
                                                       -------
                                                       475,256
Construction & Mining Equipment -  0.15%
Nishimatsu Construction                    9,000        44,121
                                                        ------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

Construction Materials - 0.86%
CRH                                       12,000       144,374
PT Semen Cibinong                        245,000        32,282
Siam Cement Company                        4,100        34,179
Tostem Corporation                         3,000        41,629
                                                        ------
                                                       252,464
Crude Petroleum & Natural Gas - 1.99%
Elf Aquitaine                              2,450       303,264
ENI SPA, ADS                              50,000       281,158
                                                       -------
                                                       584,422
Drugs & Health Care - 4.19%
Daiichi Pharmaceutical Company             7,000        99,460
Elan PLC, ADR*                             1,300        64,837
Glaxo Wellcome                             9,500       203,696
Kissei Pharmacuetical Company, Ltd.        5,000        81,429
Sanofi SA                                  1,780       169,105
Schering AG                                  490        47,499
Wockhardt, Ltd., ADR                      13,500       109,687
Yamanouchi Pharmaceutical
  Company, Ltd.                            6,000       147,570
Zeneca Group PLC                           9,800       309,273
                                                     ---------
                                                     1,232,556
Electric Utilities - 1.43%
Chilgener SA, ADR                          4,800       130,800
Hong Kong Electric                        21,500        72,858
Tokyo Electric Power                       4,100        78,355
VEBA AG                                    2,500       139,372
                                                       -------
                                                       421,385

                                          Shares         Value
                                          ------         -----
Electrical Equipment - 0.80%
Hitachi, Ltd.                             12,000       $92,231
Siemens AG                                 2,340       144,027
                                                       -------
                                                       236,258
Electronics - 2.24%
Fanuc, Ltd.                                1,000        40,382
K.R. Precision Public Company, Ltd.        6,900        49,784
Kyocera Corporation                        2,000       114,499
Nissei Sangyo Company                      6,000        62,318
Racal Electronics                         43,300       161,276
Samsung Electronics, Ltd., ADR*            3,198        65,559
TDK Corporation                            2,000       165,850
                                                       -------
                                                       659,668
Financial Services - 0.80%
Brierley Investment, Ltd.                170,000       131,254
Koc Holdings                              59,000        22,176
Nomura Securities                          7,000        81,429
                                                       -------
                                                       234,859
Food & Beverages - 3.33%
Cadbury Schweppes, ADS                    29,000       291,929
Itoham Foods, Incorporated                11,000        49,539
Japan Tobacco, Incorporated                   10        82,011
Lion Nathan, Ltd.                        110,200       266,230
Molinos Rio de la Plata SA                28,370        70,116
Nestle SA*                                   120       168,570
Okocimskie Zaklady Piwowarskie SA*         6,900        39,796
President Enterprises Corporation, ADR     1,170        12,285
                                                       -------
                                                       980,476
Forest Products - 0.49%
Carter Holt Harvey                        83,000       144,704
                                                       -------

Homebuilders - 0.35%
Bilfinger & Berger
  Bauaktiengesellschaft AG                   880        31,600
Taisei Corporation                        20,000        70,129
                                                       -------
                                                       101,729
Household Appliances Furnishing - 1.30%
Guangdong Kelon Elec Holdings             70,000        88,728
Matsushita Electric Industrial
  Company, Ltd.                           10,000       167,844
Sony Corporation                           1,500       124,512
                                                       -------
                                                       381,084
Industrial Machinery - 1.78%
Daiken Corporation                        16,000        63,149
Ebara Corporation                          9,000       108,434
Hindalco Industries, Ltd., ADR             3,200        83,509
Ishihara Sangyo Kaisha*                   10,000        20,523
Mitsubishi Heavy Industries, Ltd.         15,000        73,660
Reliance Industries, ADR                   8,500       174,250
                                                       -------
                                                       523,525
Insurance - 3.45%
Axa-UAP                                    1,300        89,022
Irish Life PLC                            33,000       173,700
Istituto Nazionale delle Assicurazioni   179,000       288,113
                                          Shares         Value
                                          ------         -----
Insurance - continued
Muenchener Rueckversicherungs AG             700      $203,852

Norwich Union PLC                         33,500       191,096
Tokio Marine & Fire Insurance
  Company                                  7,000        69,796
                                                     ---------
                                                     1,015,579
International Oil - 1.61%
The British Petroleum Company PLC         17,815       261,829
Nippon Oil Company                         6,000        24,578
YPF Sociedad Anonima, ADR                  5,830       186,560
                                                       -------
                                                       472,967
Leisure Time - 1.06%
Compass Group                             29,600       312,867
                                                       -------

Mining - 0.19%
Mitsui Mining & Smelting                  13,000        57,358
                                                        ------

Miscellaneous -0.23%
Yue Yuen Industrial Holdings              30,800        67,325
                                                        ------

Newspaper - 0.64%
Hurriyet Gazetecilik ve Matbaacilik    1,590,000       188,378

Non-Ferrous Metals - 0.40%
WMC, Ltd.                                 32,900       116,842
                                                       -------

Paper - 1.37%

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

Fletcher Challenge, Ltd.                  82,200       135,120
Pabrik Kertas Tjiwi Kimia                152,000        55,867
Jefferson Smurfit Group PLC               71,300       211,239
                                                       -------
                                                       402,226
Petroleum Services - 1.33%
Broken Hill Proprietary Company, Ltd.     24,100       238,971
Indian Pertochemicals Corporation, Ltd    10,000        82,500
Petroleo Brasileiro S/A-Petrobras, ADR     3,500        69,527
                                                       -------
                                                       390,998
Photography - 0.62%
Canon Sales Company, Incorporated          2,000        36,394
Fuji Photo Film Company                    4,000       144,911
                                                       -------
                                                       181,305
Publishing - 0.14%
Singapore Press Holdings, Ltd.             3,000        41,333
                                                        ------

Railroads & Equipment - 0.45%
West Japan Railway Company                    38       132,929
                                                       -------

Real Estate - 1.20%
City Developments                         18,000        75,428
Daiwa Kosho Lease                         11,000        66,905
Henderson Land Development
  Company, Ltd.                            9,000        49,822


                                          Shares         Value
                                          ------         -----
Real Estate -continued
Mitsubishi Estate Company, Ltd.            7,000       $88,409
Pryce Corporation*                       787,200        29,312
Sun Hung Kai Properties                    6,000        44,235
                                                       -------
                                                       354,111
Retail Grocery - 1.21%
Izumi Company                              4,000        32,140
J. Sainsbury PLC                          32,800       273,775
Ito-Yokado Company, Ltd.                   1,000        49,688
                                                       -------
                                                       355,603
Retail Trade - 1.48%
Ava Allgemeine Handels-Der Verbr AG*         170        43,393
Cifra SA de CV, ADR                        4,511         8,786
Carrefour SA                                 359       187,334
Great Universal Stores PLC                13,000       154,093
Izumiya Company                            5,000        41,130
JD Group, Ltd.                               185         1,242
                                                       -------
                                                       435,978
Shipbuilding -0.17%
Sembawang Maritime, Ltd.                  19,000        48,737
                                                        ------

Software -0.46%
SAP AG                                       470       134,827
                                                       -------

Steel - 1.14%
Nippon Steel Corporation                  46,000        94,790
Rautaruukki OY                             9,900        92,814
Tokyo Steel Manufacturing Company, Ltd.    5,000        35,314
Unisor SA                                  6,828       113,045
                                                       -------
                                                       335,963
Telecommunication Services - 1.67%
France Telecom SA                          9,000       340,606
Telecom Argentina Stet France, ADR         5,970       151,116
                                                       -------
                                                       491,722
Telephone - 4.89%
DDI Corporation                               16        53,444
Nippon Telegraph & Telephone
  Corporation                                 24       203,407
Philippine Long Distance
  Telephone Company, GDS                   1,722        48,646
Philippine Long Distance
  Telephone Company, ADR                   3,500        84,875
Telecom Corporation of New Zealand        56,000       271,276
Telecomunicacoes Brasileiras
  S/A-Telebras, ADR                          750        76,125
Telekom Italia Di Risp                    96,000       387,862
Vodafone Group, ADR                       57,400       312,984
                                                     ---------
                                                     1,438,619
Tires & Rubber - 0.54%
Bridgestone Corporation                    3,000        64,811
Continental AG                             3,900        92,986
                                                       -------
                                                       157,797

                                          Shares         Value
                                          ------         -----
Trucking & Freight - 0.36%
Nippon Express Company                    12,000       $64,612
Osprey Maritime, Ltd.                     43,000        40,406
                                                       -------
                                                       105,018
TOTAL COMMON STOCKS
  (Cost $20,175,963)                               $19,067,436
                                                    ----------

PREFERRED STOCKS - 1.50%
International Oil - 0.32%
RWE AG                                     2,610        94,177
                                                        ------

Miscellaneous - 0.38%
WBK STRYPES Trust                          3,600       111,600
                                                       -------

Newspapers - 0.80%
News Corporation, Ltd., ADS               53,000       235,188
                                                       -------

TOTAL PREFERRED STOCKS
  (Cost $454,892)                                     $440,965
                                                       -------

WARRANTS - 0.39%*
Automobiles - 0.21%
Volkswagen International (Expiration
  date 10/27/98; strike price DEM 221)       190        60,401
                                                        ------

Chemicals - 0.19%
Shin-Etsu Chemical (Expiration
  date 08/01/00; strike price [ ] 1917)       21        54,600
                                                        ------

TOTAL WARRANTS (Cost $69,565)                         $115,001
                                                       -------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                       Principal
                                        Amount           Value
                                        ------           -----
CONVERTIBLE BONDS - 1.97%
BTM Cayman Finance,
  4.25% due 03/31/49              [ ] 20,000,000      $176,153
Elektrim SA,
  2.00% due 05/30/04             DEM      81,000        48,928
MTI Capital Cayman, Ltd.,
  0.50% due 10/01/07              [ ] 40,000,000       275,031
STB Cayman Capital,
  0.50% due 10/01/07                  10,000,000        79,819
                                                        ------

TOTAL CONVERTIBLE BONDS
  (Cost $709,594)                                     $579,931
                                                      --------

CORPORATE BONDS -7.29%
Nykredit,
  6.00% due 10/01/26           DKK     2,000,000       282,423
Metsa-Serla OY,
  4.375% due 10/15/02                    161,000       161,352

                                       Principal
                                        Amount           Value
                                        ------           -----
CORPORATE BONDS -continued
Tennessee Valley Authority,
  6.375% due 09/18/06          DEM       250,000      $150,612
Treuhandanstalt,
  6.625% due 07/09/03                  2,500,000     1,549,773
                                                     ---------

TOTAL CORPORATE BONDS
  (Cost $2,112,487)                                 $2,144,160
                                                     ---------

FOREIGN GOVERNMENT OBLIGATIONS -14.30%
Government of Canada - 1.95%
7.00% due 12/01/06             CAD       730,000       574,360
                                                       -------

Kingdom of Denmark - 3.33%
8.00% due 05/15/03             DKK       202,000        34,297
8.00% due 03/15/06                     5,500,000       944,416
                                                       -------
                                                       978,713
Government of Germany - 0.61%
6.00% due 01/04/07             DEM       300,000       178,907
                                                       -------

Government of Great Britain - 6.73%
United Kingdom
Treasury,
6.75% due 11/26/04             [ ]       250,000       425,598
8.00% due 09/27/13                       450,000       857,147
9.00% due 10/13/08                       350,000       698,600
                                                     ---------
                                                     1,981,345
Republic of Italy - 0.91%
8.50% due 08/01/04             ITL   400,000,000       267,178
                                                       -------

Government of Spain - 0.77%
7.90% due 02/28/02             ESP    30,000,000       225,572
                                                       -------

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS  (Cost $4,070,422)                      $4,206,075
                                                     ---------
  Principal
   Amount                                                Value
   ------                                                -----
SHORT TERM INVESTMENT - 9.33%
   $2,744,366 Navigator Securities Lending Trust    $2,744,366
                                                     ---------
REPURCHASE AGREEMENT - 0.42%
     $124,000 Repurchase Agreement with State
              Street Bank & Trust Company dated
              10/31/97 at 5.00%, to be repurchased
              at $124,052 on 11/03/97,collateralized
              by $95,000 U.S. Treasury Notes,
              7.50% due 11/15/01 (valued at
              $107,155, including interest) and
              $25,000 U.S. Treasury Notes,
              5.875% due 07/31/99 (valued at
              $25,793, including interest)
                                                      $124,000
                                                       -------

TOTAL INVESTMENTS
 (International Growth & Income Fund)
  (Cost $30,461,289)                               $29,421,934
                                                    ==========
Growth and Income Fund
                                          Shares         Value
                                          ------         -----
COMMON STOCKS - 94.17%
Aerospace - 3.28%
Boeing Company                            58,000    $2,776,750
Lockheed Martin Corporation               22,000     2,091,375
United Technologies Corporation           21,600     1,512,000
                                                     ---------
                                                     6,380,125
Agricultural Machinery -1.10%
Deere & Company                           40,500     2,131,312
                                                     ---------
Air Travel -1.43%
Southwest Airlines Company                85,000     2,773,125
                                                     ---------
Aluminum - 0.74%
Aluminium Company of America              19,600     1,430,800
                                                     ---------
Automobiles -0.51%
General Motors Corporation                15,600       986,700
                                                       -------
Banking - 6.86%
The Chase Manhattan Corporation            5,000       576,875
Citicorp                                  30,200     3,776,887
Crestar Financial Corporation             29,500     1,395,719
First Union Corporation                   78,000     3,826,875
U.S. Bancorp                              37,000     3,762,438
                                                    ----------
                                                    13,338,794
Business Services - 1.50%
Automatic Data Processing,
  Incorporated                            23,000     1,175,875
First Data Corporation                    60,000     1,743,750
                                                     ---------
                                                     2,919,625
Chemicals - 2.44%
The Dow Chemical Company                  17,400     1,579,050

E.I. Du Pont De Nemours & Company         29,000     1,649,375

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                           Shares        Value
                                           ------        -----
Zeneca Group PLC, ADR                     16,000     1,526,000
                                                     ---------
                                                     4,754,425
Computers & Business Equipment - 5.77%
3Com Corporation*                         12,400       513,825
Cisco Systems, Incorporated*              22,000     1,804,688
EMC Corporation*                          20,000     1,120,000
Hewlett-Packard Company                   34,400     2,122,050
International Business Machines
  Corporation                             36,000     3,530,250
Xerox Corporation                         27,000     2,141,437
                                                    ----------
                                                    11,232,250
Construction & Mining Equipment - 1.37%
Caterpillar, Incorporated                 32,800     1,681,000
Foster Wheeler Corporation                30,000       984,375
                                                     ---------
                                                     2,665,375
Containers & Glass - 0.43%
Crown Cork & Seal, Incorporated           18,700       842,669
                                                       -------

Domestic Oil - 0.85%
Unocal Corporation                        40,000     1,650,000
                                                     ---------

Drugs & Health Care - 10.18%
Abbott Laboratories                       44,000    $2,697,750
American Home Products Corporation        11,000       815,375
Bristol-Myers Squibb Company              26,400     2,316,600
Columbia/HCA Healthcare Corporation*      44,000     1,243,000
Johnson & Johnson                         28,000     1,606,500
Merck & Company, Incorporated             15,500     1,383,375
Pfizer, Incorporated                      59,000     4,174,250
Pharmacia & Upjohn, Incorporated          69,500     2,206,625
Tenet Healthcare Corporation*             16,400       501,225
Warner-Lambert Company                    20,000     2,863,750
                                                    ----------
                                                    19,808,450
Electric Utilities - 2.46%
DPL, Incorporated                         55,000     1,364,687
Duke Energy Company                       29,000     1,399,250
New England Electric System               24,000       940,500
Texas Utilities Company                   30,000     1,076,250
                                                     ---------
                                                     4,780,687
Electrical Equipment - 2.95%
General Electric Company                  89,000     5,746,062
                                                     ---------

Electronics - 4.16%
AMP, Incorporated                         37,000     1,665,000
Analog Devices, Incorporated*             30,000       916,875
Intel Corporation                         36,400     2,802,800
Motorola, Incorporated                    35,300     2,179,775
Texas Instruments, Incorporated            5,000       533,438
                                                     ---------
                                                     8,097,888
Financial Services - 6.40%
American Express Company                  46,000     3,588,000
Federal National Mortgage Association     70,000     3,390,625
Morgan Stanley Dean Witter                30,000     1,470,000
Travelers Group, Incorporated             57,200     4,004,000
                                                    ----------
                                                    12,452,625
Food & Beverages - 2.68%
General Mills, Incorporated               20,000     1,320,000
H.J. Heinz Company                        19,000       882,312
Sara Lee Corporation                      59,000     3,016,375
                                                     ---------
                                                     5,218,687
Hotels & Restaurants - 1.04%
McDonald's Corporation                    45,000     2,016,563
                                                     ---------

Household Products - 2.20%
Colgate Palmolive Company                 18,000     1,165,500
Gillette Company                           6,000       534,375
Procter & Gamble Company                  38,000     2,584,000
                                                     ---------
                                                     4,283,875
Insurance - 5.50%
ACE, Ltd.                                 28,800     2,676,600
Allstate Corporation                      44,000     3,649,250
American International Group,
  Incorporated                            24,000     2,449,500
Marsh & McLennan Companies,
  Incorporated                            27,000     1,917,000
                                                    ----------
                                                    10,692,350
International Oil - 5.91%
Amoco Corporation                         25,700    $2,356,369
Chevron Corporation                       39,000     3,234,562
Exxon Corporation                         46,000     2,826,125
Royal Dutch Petroleum Company             58,400     3,073,300
                                                    ----------
                                                    11,490,356
Leisure Time - 0.27%
The Walt Disney Company                    6,500       534,625
                                                       -------

Liquor - 0.82%
Anheuser-Busch Companies, Incorporated    39,800     1,589,513
                                                     ---------

Mining - 0.07%
Phelps Dodge Corporation                   1,800       133,875
                                                       -------

Newspapers - 1.57%
Gannett, Incorporated                     58,000     3,048,625
                                                     ---------

Non-Ferrous Metals - 0.55%
Engelhard Corporation                     61,825     1,074,209
                                                     ---------

Paper - 2.95%
International Paper Company               30,000     1,350,000
Kimberly Clark Corporation                44,000     2,285,250
Minnesota Mining & Manufacturing
  Company                                 23,000     2,104,500
                                                     ---------
                                                     5,739,750
Petroleum Services - 2.52%
Diamond Offshore Drilling, Incorporated   18,000     1,120,500
Schlumberger, Ltd.                        43,200     3,780,000
                                                     ---------
                                                     4,900,500
Photography - 0.25%
Eastman Kodak Company                      8,100       484,988
                                                       -------

Railroads & Equipment - 0.94%
Union Pacific Corporation                 30,000     1,837,500
                                                     ---------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
---------------------------------------------------------------

                                          Shares         Value
                                          ------         -----
Real Estate - 0.28%
Security Capital Pacific Trust            24,000       537,000
                                                       -------

Retail Trade - 4.45%
Dayton Hudson Corporation                 46,000     2,889,375
The GAP, Incorporated                     28,000     1,489,250
Sears Roebuck & Company                   35,000     1,465,625
Wal-Mart Stores, Incorporated             80,000     2,810,000
                                                     ---------
                                                     8,654,250
Software - 1.75%
Microsoft Corporation*                    26,200     3,406,000
                                                     ---------

Telecommunication Services - 0.43%
Cox Communications, Incorporated*         27,000      $830,250
                                                       -------

Telephone - 5.52%
Bell Atlantic                             36,096     2,883,168
Corporation
BellSouth Corporation                     15,000       709,688
SBC Communications,                       55,000     3,499,375
Incorporated
U.S. West, Incorporated                   50,000     1,990,625
WorldCom, Incorporated*                   49,000     1,647,625
                                                    ----------
                                                    10,730,481
Tires & Rubber - 0.71%
The Goodyear Tire and Rubber
  Company                                 22,000     1,377,750
                                                     ---------

Tobacco - 1.34%
Philip Morris Companies, Incorporated     66,000     2,615,250
                                                     ---------

TOTAL COMMON STOCKS
  (Cost $130,384,829)                             $183,187,309
                                                   -----------

  Principal
   Amount                                                Value
   ------                                                -----
SHORT TERM INVESTMENT - 3.75%
$7,286,228    Navigator Securities Lending Trust    $7,286,228
                                                     ---------
REPURCHASE AGREEMENT - 2.09%
$4,057,000    Repurchase Agreement with Paine
              Webber dated 10/31/97 at 5.67%, to be
              repurchased at $4,058,917 on
              11/03/97, collateralized by $4,050,000
              U.S. Treasury Notes, 6.25% due
              08/31/00 (valued at $4,145,810,
              including interest)
                                                    $4,057,000
                                                     ---------

TOTAL INVESTMENTS
(Growth & Income Fund) (Cost $141,728,057)        $194,530,537
                                                   ===========


Equity-Income Fund
                                           Shares        Value
                                           ------        -----
COMMON STOCKS - 81.32%
Aluminum - 0.50%
Reynolds Metals Company                    15,500     $944,531
                                                       -------

Auto Parts - 1.06%
Eaton Corporation                           4,500      434,813
Echlin, Incorporated                       15,000      491,250
Genuine Parts Company                      34,200    1,070,887
                                                     ---------
                                                     1,996,950
Automobiles - 0.61%
General Motors Corporation                 17,900    1,148,956
                                                     ---------

Banking - 8.62%
Banc One Corporation                       27,500    1,433,438
BankBoston Corporation                     13,300    1,078,131
Bankers Trust New York Corporation         14,600    1,722,800
The Chase Manhattan Corporation            15,100    1,742,162
First Union Corporation                     2,000       98,125
Fleet Financial Group, Incorporated        19,300    1,241,231
Mellon Bank Corporation                    58,000    2,990,625
Mercantile Bankshares Corporation          21,150      753,469
J.P. Morgan & Company, Incorporated        13,700    1,503,575
National City
Corporation
                                           16,400      979,900

PNC Bank Corporation                       16,400      779,000
Signet Banking Corporation                 17,100      920,194
Wells Fargo & Company                       3,700    1,078,087
                                                    ----------
                                                    16,320,737
Business Services - 1.31%
H & R Block, Incorporated                  30,800    1,139,600
Deluxe Corporation                          9,000      294,750
R.R. Donnelley & Sons Company              31,900    1,040,738
                                                     ---------
                                                     2,475,088
Chemicals - 6.24%
The Dow Chemical Company                   29,900    2,713,425
E.I. Du Pont De Nemours & Company          30,200    1,717,625
Eastman Chemical Company                   10,100      602,212
Great Lakes Chemical Corporation           25,600    1,203,200
Imperial Chemical Industries PLC, ADR      15,500      928,063
Lubrizol Corporation                       23,000      885,500
Nalco Chemical Company                     22,000      880,000
Olin Corporation                           26,300    1,195,006
Witco Corporation                          38,900    1,692,150
                                                    ----------
                                                    11,817,181
Conglomerates - 1.25%
Fortune Brands, Incorporated               22,900      757,131
Lonrho PLC                                197,000      323,907
Tomkins                                   250,000    1,283,479
                                                     ---------
                                                     2,364,517
Construction Materials - 0.32%
Armstrong World Industries,                 9,000      599,062
                                                       -------
Incorporated

Cosmetics & Toiletries - 0.92%
International Flavors & Fragrances,
  Incorporated                             35,800    1,731,825
                                                     ---------

Domestic Oil - 3.28%
Amerada Hess Corporation                   22,200    1,363,912
Atlantic Richfield Company                 34,400    2,831,550

     The accompany notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------

                                           Shares        Value
                                           ------        -----
Phillips Petroleum Company                 17,600    $ 851,400
USX-Marathon Group                         32,400    1,158,300
                                                     ---------
                                                     6,205,162
Drugs & Health Care - 4.66%
Abbott Laboratories                        17,300    1,060,706
American Home Products Corporation         29,400    2,179,275
Amgen, Incorporated                         9,400      462,950
C.R. Bard, Incorporated                    14,800      410,700
Bausch & Lomb, Incorporated                22,600      887,050
Baxter International, Incorporated         14,000      647,500
Pharmacia & Upjohn, Incorporated           48,900    1,552,575
Smith & Nephew PLC                        241,700      703,564
United States Surgical Corporation         34,200      921,263
                                                     ---------
                                                     8,825,583

Electric Utilities - 6.97%
Baltimore Gas & Electric Company           16,500      452,719
Centerior Energy Corporation               63,000      819,000
Central & South West Corporation           15,100      325,594
Dominion Resources, Incorporated           19,700      732,594
DQE, Incorporated                          22,100      683,719
Duke Energy Company                        28,900    1,394,425
Entergy Corporation                        30,000      733,125
GPU, Incorporated                           9,000      325,687
Houston Industries, Incorporated           37,000      804,750
Ohio Edison Company                        20,000      495,000
PacifiCorp                                 40,000      867,500
PECO Energy Company                        36,000      816,750
PG & E Corporation                         27,900      713,194
Public Service Enterprise Group,
  Incorporated                             24,500      635,468
Southern Company                           50,400    1,156,050
TECO Energy, Incorporated                  17,000      405,875
Unicom Corporation                         37,500    1,050,000
Western Resources, Incorporated            21,000      782,250
                                                    ----------
                                                    13,193,700
Electrical Equipment - 1.90%
Cooper Industries, Incorporated            19,000      990,375
General Electric Company                   25,900    1,672,169
Hubbell, Incorporated                      21,100      929,719
                                                     ---------
                                                     3,592,263
Electronics - 0.66%
AMP, Incorporated                          27,700    1,246,500
                                                     ---------

Financial Services - 1.85%
American Express Company                   12,400      967,200
Federal National Mortgage Association      28,800    1,395,000
Travelers Group, Incorporated              16,166    1,131,620
                                                     ---------
                                                     3,493,820
Food & Beverages - 4.09%
Cadbury Schweppes, ADS                     50,600      509,365
General Mills, Incorporated                24,400    1,610,400
H.J. Heinz Company                         27,500    1,277,031
McCormick & Company, Incorporated          44,000    1,100,000
Quaker Oats Company                        31,400    1,503,275
Sara Lee Corporation                       17,000      869,125
Unilever NV                                16,400      875,350
                                                     ---------
                                                     7,744,546
Forest Products - 0.41%
Georgia Pacific Corporation                 9,100      771,794
                                                       -------

Gold - 0.61%
Newmont Mining Corporation                 32,900    1,151,500
                                                     ---------

Hotels & Restaurants - 0.49%
ITT Corporation*                           12,400      926,125
                                                       -------

Household Appliances Furnishing - 0.70%
Whirlpool Corporation                      21,900    1,327,688
                                                     ---------

Household Products - 0.24%
Tupperware Corporation                     18,200     $456,137
                                                       -------

Industrial Machinery - 0.41%
Pall Corporation                           37,300      771,644
                                                       -------

Insurance - 4.19%
American General Corporation               29,500    1,504,500
Exel, Ltd.                                 18,700    1,130,181
Hilb, Rogal & Hamilton Company              4,600       83,375
Lincoln National Corporation,
  Incorporated                             10,500      721,875
SAFECO Corporation                         21,300    1,014,413
St. Paul Companies, Incorporated           20,600    1,646,713
Transamerica Corporation                    8,700      878,156
USF & G Corporation                        23,500      475,875
Willis Corroon Group PLC, ADR              44,100      476,831
                                                     ---------
                                                     7,931,919
International Oil - 6.30%
Amoco Corporation                          15,700    1,439,494
The British Petroleum Company PLC          16,200    1,421,550
Chevron Corporation                        22,600    1,874,388
Exxon Corporation                          36,600    2,248,612
Mobil Corporation                          22,600    1,645,563
Royal Dutch Petroleum Company, ADR         26,600    1,399,825
Texaco, Incorporated                       33,400    1,901,712
                                                    ----------
                                                    11,931,144
Liquor - 1.26%
Anheuser-Busch Companies,
  Incorporated                             36,900    1,473,694
Brown-Forman Corporation, Class B          18,400      905,050
                                                     ---------
                                                     2,378,744
Newspapers - 1.45%
Dow Jones & Company, Incorporated          24,700    1,148,550
Knight-Ridder, Incorporated                30,500    1,593,625
                                                     ---------
                                                     2,742,175
Paper - 2.48%
Consolidated Papers, Incorporated          22,800    1,184,175
International Paper Company                23,600    1,062,000
Kimberly-Clark Corporation                  2,300      119,456
Minnesota Mining & Manufacturing
  Company                                   6,300      576,450
Union Camp Corporation                     32,400    1,755,675
                                                     ---------
                                                     4,697,756

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------


                                          Shares         Value
                                          ------         -----
Petroleum Services - 1.28%
Enron Corporation                          18,300    $ 695,400
Occidental Petroleum Corporation           33,400      931,025
Repsol SA, ADR                             18,600      790,500
                                                     ---------
                                                     2,416,925
Photography - 0.70%
Eastman Kodak Company                      22,000    1,317,250
                                                     ---------
Pollution Control - 0.36%
Waste Management, Incorporated             29,000     $677,875
                                                       -------

Publishing - 1.24%
Dun & Bradstreet Corporation               30,300      865,444
McGraw-Hill Companies, Incorporated        15,000      980,625
The Reader's Digest Association,
  Incorporated                             22,200      505,050
                                                     ---------
                                                     2,351,119
Railroads & Equipment - 2.27%
Burlington Northern Santa Fe
  Corporation                              12,600    1,197,000
GATX Corporation                            5,000      322,813
Norfolk Southern Corporation               25,000      803,125
Union Pacific Corporation                  32,200    1,972,250
                                                     ---------
                                                     4,295,188
Real Estate - 1.12%
Rouse Company                                 900       24,975
Security Capital Pacific Trust              5,600      125,300
Simon DeBartolo Group, Incorporated        48,400    1,497,375
Weingarten Realty Investors                12,000      477,750
                                                     ---------
                                                     2,125,400
Retail Trade - 1.56%
The Limited, Incorporated                   7,200      169,650
May Department Stores Company              16,300      878,163
J.C. Penney Company, Incorporated          32,400    1,901,475
                                                     ---------
                                                     2,949,288
Steel - 0.08%
USX-U.S. Steel Group                        4,600      156,400
                                                       -------

Telephone - 7.65%
ALLTEL Corporation                         61,200    2,164,950
American Telephone & Telegraph
  Corporation                              54,800    2,681,775
BCE, Incorporated                          35,000      977,812
Bell Atlantic Corporation                  16,800    1,341,900
BellSouth Corporation                      27,700    1,310,556
Frontier Corporation                       29,000      627,125
GTE Corporation                            36,100    1,531,994
SBC Communications, Incorporated           26,546    1,688,989
Southern New England
  Telecommunications Corporation           14,900      638,838
Sprint Corporation                         14,500      754,000
U.S. West, Incorporated                    19,300      768,381
                                                    ----------
                                                    14,486,320
Tobacco - 2.08%
Philip Morris Companies, Incorporated      42,900    1,699,913
RJR Nabisco Holdings Corporation           21,000      665,437
UST, Incorporated                          52,300    1,565,731
                                                     ---------
                                                     3,931,081
Trucking & Freight - 0.22%
Alexander & Baldwin, Incorporated          15,000      412,500
                                                       -------

TOTAL COMMON STOCKS
  (Cost $130,054,260)                             $153,906,393
                                                   -----------

                                        Principal
                                         Amount           Value
                                         ------           -----
SHORT TERM INVESTMENTS - 18.39%
Federal Home Loan Mortgage,
  Corporation, 5.39% due 11/13/97      $2,295,000   $2,290,877
Student Loan Marketing
  Association, 5.48% due 11/12/97       4,700,000    4,692,130
France Telecom,
  5.49% due 11/03/97                    2,700,000    2,699,177
National Australia Funding,
  5.48% due 11/18/97                    4,200,000    4,189,131
Navigator Securities Lending Trust     20,937,768   20,937,768
                                                    ----------
                                                    34,809,083


  Principal
   Amount                                                Value
   ------                                                -----
REPURCHASE AGREEMENT - 0.29%
$550,000      Repurchase Agreement with State
              Street Bank & Trust Company dated
              10/31/97 at 5.00%, to be repurchased
              at $550,229 on 11/03/97, collateralized
              by $415,000 U.S. Treasury Notes,
              10.375% due 11/15/12 (valued at
              $585,252, including interest)           $550,000
                                                       -------

TOTAL INVESTMENTS
(Equity-Income Fund) (Cost $165,413,343)          $189,265,476
                                                   ===========


Balanced Fund
                                          Shares         Value
                                          ------         -----
COMMON STOCKS - 55.73%
Banking - 0.64%
Mellon Bank Corporation                   12,750      $657,422
                                                       -------

Chemicals - 2.01%
ARCO Chemical Company                     21,000     1,026,375
Imperial Chemical Industries PLC, ADR     17,600     1,053,800
                                                     ---------
                                                     2,080,175
Computers & Business Equipment - 2.62%
Hewlett-Packard Company                   22,000     1,357,125
International Business Machines
  Corporation                              5,300       519,731
Sun Microsystems, Incorporated*           24,500       839,125
                                                     ---------
                                                     2,715,981
Domestic Oil - 2.98%
Atlantic Richfield Company                26,800     2,205,975
Phillips Petroleum Company                18,100       875,588
                                                     ---------
                                                     3,081,563
Drugs & Health Care - 15.24%
Abbott Laboratories                       10,000       613,125


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

ALZA Corporation*                         15,950       415,697
American Home Products Corporation        13,500     1,000,687
Becton, Dickinson & Company               15,600       718,575
Columbia/HCA Healthcare Corporation       42,675     1,205,569

                                          Shares         Value
                                          ------         -----
Drugs & Health Care - continued
Glaxo Wellcome PLC, ADR                   61,600    $2,637,250
Johnson & Johnson                         20,575     1,180,491
Eli Lilly and Company                     16,275     1,088,391
Merck & Company, Incorporated              8,400       749,700
Novartis AG                                  800     1,252,919
Pfizer, Incorporated                      28,500     2,016,375
Schering-Plough Corporation                6,600       370,012
SmithKline Beecham PLC, ADR               53,100     2,528,887
                                                    ----------
                                                    15,777,678
Electric Utilities - 1.61%
Consolidated Edison Company
  of New York, Incorporated               14,700       503,475
Duke Energy Company                       24,081     1,161,908
                                                     ---------
                                                     1,665,383
Electrical Equipment - 3.49%
General Electric Company                  33,600     2,169,300
Philips Electronics NV, ADR               12,900     1,011,037
Technitrol, Incorporated                  13,850       427,619
                                                     ---------
                                                     3,607,956
Food & Beverages - 1.37%
Nestle SA                                    500       704,517
PepsiCo, Incorporated                     19,300       710,481
                                                     ---------
                                                     1,414,998
Gas & Pipeline Utilities - 1.48%
Coastal Corporation                        1,700       102,212
Questar Corporation                       15,825       611,241
Sonat, Incorporated                       17,900       822,281
                                                     ---------
                                                     1,535,734
Gold - 1.61%
Newmont Mining Corporation                47,500     1,662,500
                                                     ---------

Household Products - 0.65%
Colgate Palmolive Company                 10,400       673,400
                                                       -------

Insurance - 5.23%
Allstate Corporation                      28,600     2,372,013
W.R. Berkley Corporation                  23,437       963,847
General Re Corporation                     1,000       197,187
Marsh & McLennan Companies,
  Incorporated                             5,000       355,000
SAFECO Corporation                         9,475       451,247
TIG Holdings, Incorporated                10,400       352,300
Travelers Property Casualty
  Corporation, Class A                    19,825       716,178
                                                     ---------
                                                     5,407,772
International Oil - 2.94%
Amoco Corporation                          7,200       660,150
The British Petroleum Company PLC         11,200       982,800
Exxon Corporation                          7,900       485,356
Mobil Corporation                          6,300       458,719
Texaco, Incorporated                       8,000       455,500
                                                     ---------
                                                     3,042,525
                                          Shares         Value
                                          ------         -----
Mining - 2.81%
Potash Corporation of Saskatchewan,
  Incorporated                            35,525    $2,910,830
                                                     ---------

Paper - 3.08%
Fort James Corporation                    36,525     1,449,586
Kimberly-Clark Corporation                33,400     1,734,713
                                                     ---------
                                                     3,184,299
Petroleum Services - 2.14%
Burlington Resources, Incorporated        15,550       760,978
Global Marine, Incorporated*              14,400       448,200
Helmerich & Payne, Incorporated           12,400     1,000,525
                                                     ---------
                                                     2,209,703
Railroads & Equipment - 1.15%
Canadian Pacific, Ltd.                    40,000     1,192,500
                                                     ---------

Real Estate - 1.18%
Legacy Hotels Real Estate
  Investment Trust                       176,225     1,225,391
                                                     ---------

Telephone - 3.51%
U.S. West, Incorporated                   91,200     3,630,900
                                                     ---------

TOTAL COMMON STOCKS
  (Cost $54,346,492)                               $57,676,710
                                                    ----------
                                       Principal
                                        Amount           Value
                                        ------           -----
U.S. TREASURY OBLIGATIONS - 35.31%
U.S. Treasury Strips - 0.41%
Principal Only due 08/15/99             $470,000      $425,637
                                                       -------

U.S. Treasury Bonds - 8.21%
6.375% due 08/15/27                    1,000,000     1,030,620
6.50% due 11/15/26                       320,000       333,549
6.625% due 02/15/27                    3,150,000     3,339,977
7.125% due 02/15/23                    1,485,000     1,652,760
7.25% due 08/15/22                     1,900,000     2,141,946
                                                     ---------
                                                     8,498,852
U.S. Treasury Notes - 26.69%
5.875% due 01/31/99                    1,320,000     1,323,920
5.875% due 02/15/00                    6,800,000     6,827,608
5.875% due 02/15/04                      650,000       652,438
6.00% due 08/15/00                     4,800,000     4,838,256
6.125% due 07/31/00                      830,000       838,947
6.25% due 02/15/07                     1,580,000     1,619,010
6.375% due 04/30/99                    1,400,000     1,415,092
6.625% due 03/31/02                    4,500,000     4,645,530
6.625% due 04/30/02                    2,400,000     2,479,128
6.875% due 05/15/06                    2,800,000     2,978,949
                                                    ----------
                                                    27,618,878
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $35,192,223)                               $36,543,367
                                                    ----------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

SHORT TERM INVESTMENT - 4.00%
Navigator Securities Lending Trust     $4,144,267   $4,144,267
                                                     ---------

 Principal
   Amount                                                Value
   ------                                                -----
REPURCHASE AGREEMENT - 4.96%
   $5,132,000 Repurchase Agreement with State
              Street Bank & Trust Company dated
              10/31/97 at 5.00%, to be repurchased
              at $5,134,138 on 11/03/97,
              collateralized by $3,825,000 U.S.
              Treasury Bonds, 9.125% due 05/15/18
              (valued at $5,396,473, including
              interest)                             $5,132,000
                                                     ---------
TOTAL INVESTMENTS
 (Balanced Fund) (Cost $98,814,982)               $103,496,344
                                                   ===========

Strategic Income Fund

                                        Principal
                                          Amount         Value
                                          ------         -----
CORPORATE BONDS - 34.45%
Apparel & Textiles - 0.50%
Clark-Schwebel, Incorporated,
  10.50% due 04/15/06                    $500,000     $540,000
                                                       -------

Banking - 3.08%
Banc One Corporation,
  7.60% due 05/01/07                    1,600,000    1,713,440
Korea Development Bank,
  9.60% due 12/01/00                    1,000,000    1,061,660
Midland Bank PLC, 7.65% due 5/01/25       500,000      547,475
                                                     ---------
                                                     3,322,575
Business Services - 0.97%
Borg-Warner Security Corporation,
  9.125% due 05/01/03                     500,000      500,000
Iron Mountain, Incorporated,
  10.125% due 10/01/06                    500,000      542,500
                                                     ---------
                                                     1,042,500
Chemical Products - 0.48%
Revlon Worldwide Corporation,
  Series B, zero coupon due 03/15/01      750,000      513,750
                                                       -------

Construction & Building Materials - 0.51%
Southdown, Incorporated, Series B,
  10.00% due 03/01/06                     500,000      552,500
                                                       -------

Crude Petroleum & Natural Gas - 2.28%
Bellwether Exploration Company,
  10.875% due 04/01/07                    250,000      273,125
Benton Oil & Gas Company,
  11.625% due 05/01/03                    250,000      272,500
Cliffs Drilling Company,
  10.25% due 05/15/03                     250,000      270,000
National Energy Group, Incorporated,
  10.75% due 11/01/06                     500,000      520,000
Occidental Petroleum Corporation,
  9.25% due 08/01/19                      700,000      865,368
United Refining Company,
  10.75% due 06/15/07                     250,000      257,500
                                                     ---------
                                                     2,458,493

Drugs & Health Care - 1.24%
Dade International, Incorporated,
  11.125% due 05/01/06                   $500,000     $561,250
Graham-Field Health Products,
  Incorporated 9.75% due 08/15/07         250,000      260,000
UROHEALTH Systems, Incorporated,
  12.50% due 04/01/04                     500,000      510,000
                                                     ---------
                                                     1,331,250
Energy & Utilities - 0.73%
AES Corporation,
  8.50% due 11/01/07                      250,000      245,264
KCS Energy, Incorporated, Series B,
  11.00% due 01/15/03                     500,000      546,250
                                                       -------
                                                       791,514
Financial Services - 2.74%
Dollar Financial Group, Incorporated,
  10.875% due 11/15/03                    275,000      294,250
Green Tree Financial Corporation,
  7.07% due 09/15/07                    2,197,672    2,255,361
Paine Webber Group, Incorporated,
  7.00% due 03/01/00                      400,000      407,228
                                                     ---------
                                                     2,956,839
Food & Beverages - 1.43%
Dole Foods, Incorporated,
  6.75% due 07/15/00                    1,000,000    1,013,910
Stroh Brewery Company,
  11.10% due 07/01/06                     500,000      522,500
                                                     ---------
                                                     1,536,410
Food Stores - 0.41%
Carr Gottstein Foods Company,
  12.00% due 11/15/05                     400,000      442,000
                                                       -------

Forest Products - 0.45%
Doman Industries, Ltd.,
  8.75% due 03/15/04                      500,000      486,250
                                                       -------

General Obligation - 0.20%
United States Leasing International,
  8.45% due 01/25/05                      200,000      220,860
                                                       -------

Hotels & Restaurants - 0.49%
Prime Hospitality Corporation,
  9.75% due 04/01/07                      500,000      530,000
                                                       -------

Industrials - 7.56%
Alvey Systems, Incorporated,
  11.375% due 01/31/03                    250,000      257,500
Berry Plastics Corporation,
  12.25% due 04/15/04                     650,000      713,375
CFP Holdings, Incorporated,
  11.625% due 01/15/04                    250,000      240,000
Coleman Escrow Corporation,
  zero coupon due 05/15/01                750,000      480,000
Commonwealth Aluminum
  Corporation, 10.75% due 10/01/06        400,000      430,000

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
---------------------------------------------------------------




                                         Principal
                                          Amount         Value
                                          ------         -----
Industrials - continued
Doane Products Company,
  10.625% due 03/01/06                   $250,000     $267,500
Exide Electronics Group, Incorporated,
  Series B, 11.50% due 03/15/06           250,000      293,750
Foamex, L.P.,
  9.875% due 06/15/07                     375,000      386,250
Harnischfeger Industries, Incorporated,
  6.875% due 02/15/27                     600,000      620,424
Hollinger, Incorporated,
  zero coupon due 10/05/13              1,500,000      571,875
ICG Holdings, Incorporated,
  Step up to 13.50% due 09/15/05          500,000      407,500
Marcus Cable Company,
  Step up to 14.25% due 12/15/05          750,000      630,000
Plastic Specialties & Technologies,
  Incorporated, 11.25% due 12/01/03       500,000      540,000
Pueblo Xtra International,
  9.50% due 08/01/03                      500,000      500,000
Rayovac Corporation,
  10.25% due 11/01/06                     500,000      540,000
Terex Corporation,
  13.25% due 05/15/02                     333,000      371,295
Venture Holdings Trust,
  9.75% due 04/01/04                      390,000      382,200
Williams Scotsman, Incorporated,
  9.875% due 06/01/07                     500,000      517,500
                                                     ---------
                                                     8,149,169
Insurance - 0.48%
Aetna Services, Incorporated,
  7.625% due 08/15/26                     500,000      517,875
                                                       -------
Leisure Time - 1.21%
Grand Casinos,
  9.00% due 10/15/04                      500,000      495,000
Trump Atlantic City Associates,
  11.25% due 05/01/06                     250,000      246,250
Wyndham Hotel Corporation,
  10.50% due 05/15/06                     500,000      566,250
                                                     ---------
                                                     1,307,500
Metal & Metal Products - 0.51%
Algoma Steel, Incorporated,
  12.375% due 07/15/05                    250,000      287,500
Renco Metals, Incorporated,
  11.50% due 07/01/03                     250,000      263,750
                                                       -------
                                                       551,250
Other - 1.52%
American Media Operations,
  Incorporated, 11.625% due 11/15/04      500,000      548,750
Herff Jones, Incorporated, Series B,
  11.00% due 08/15/05                     500,000      540,000
Hines Horticulture, Incorporated,
  Series B, 11.75% due 10/15/05           500,000      550,000
                                                     ---------
                                                     1,638,750
Paper - 0.24%
Stone Container Corporation,
  12.25% due 04/01/02                    $250,000     $259,688
                                                       -------
Pollution Control - 0.99%
Allied Waste Industries, Incorporated,
  Step up to 11.30% due 06/01/07          750,000      506,250
Norcal Waste Systems, Incorporated,
  Step up to 13.25% due 11/15/05          500,000      560,000
                                                     ---------
                                                     1,066,250
Real Estate - 0.48%
Radnor Holdings Corporation,
  10.00% due 12/01/03                     500,000      517,500
                                                       -------
Retail Trade - 1.64%
Crown Paper Company,
  11.00% due 09/01/05                     250,000      266,875
Eye Care Centers of America,
  Incorporated, 12.00% due 10/01/03       500,000      542,500
Hills Stores Company, Series B,
  12.50% due 07/01/03                     250,000      195,000
Staples, Incorporated,
  7.125% due 08/15/07                     750,000      767,025
                                                     ---------
                                                     1,771,400
Telephone - 0.51%
NEXTEL Communications, Incorporated,
  Step up to 9.75% due 10/31/07           750,000      414,375
Wireless One, Incorporated,
  13.00% due 10/15/03                     250,000      131,875
                                                       -------
                                                       546,250
Telecommunication Services - 3.50%
Adelphia Communications Corporation,
  9.875% due 03/01/07                     175,000      175,875
  10.50% due 07/15/04                      75,000       77,250
Cablevision Systems Corporation,
  10.50% due 05/15/16                     500,000      545,000
Comcast Cellular Holdings,
  Incorporated, 9.50% due 05/01/07        500,000      517,500
International Cabletel, Incorporated,
  Step up to 11.50% due 02/01/06        1,000,000      730,000
Nextlink Communications,
  12.50% due 04/15/06                     250,000      282,500
SFX Broadcasting, Incorporated,
  10.75% due 05/15/06                     250,000      271,250
Telewest Communications PLC,
  Step up to 11.00% due 10/01/07          750,000      562,500
United International Holdings,
  Incorporated, zero coupon
  due 11/15/99                            750,000      611,250
                                                     ---------
                                                     3,773,125

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                         Principal
                                          Amount         Value
                                          ------         -----
TFM SA DE CV,
  Step up to 11.75% due 06/15/09         $500,000     $305,000
                                                       -------
TOTAL CORPORATE BONDS
  (Cost $35,787,568)                               $37,128,698
                                                    ----------
CONVERTIBLE BONDS - 0.24%
Fresenius Medical Care Capital
  Trust, 9.00% due 12/01/06               250,000      259,375
                                                       -------
TOTAL CONVERTIBLE BONDS
  (Cost $255,625)                                     $259,375
                                                       -------
U.S. TREASURY OBLIGATIONS - 9.44%
U.S. Treasury Bonds - 1.50%
6.375% due 08/15/27                     1,570,000    1,618,073
                                                     ---------
U.S. Treasury Notes - 7.94%
3.375% due 01/15/07                       360,000      355,162
5.875% due 09/30/02                     1,300,000    1,306,708
6.125% due 08/15/07                     2,760,000    2,819,947
6.25% due 08/31/02                      4,000,000    4,078,120
                                                     ---------
                                                     8,559,937
TOTAL U.S. TREASURY OBLIGATIONS (Cost
$10,068,722)                                       $10,178,010
                                                    ----------
U.S. GOVERNMENT
AGENCY OBLIGATIONS - 13.01%
Federal Home Loan Banks - 0.42%
5.89% due 07/24/00                        450,000      450,702
                                                       -------

Federal Home Loan Mortgage Corporation - 1.77%
6.50% TBA**                               700,000      688,625
8.50% due 05/01/08                        534,302      557,309
10.00% due 05/15/20                       589,343      657,300
                                                     ---------
                                                     1,903,234
Federal National Mortgage Association - 10.39%
Interest Only due 03/17/20, REMIC       7,497,877      231,966
Interest Only due 10/17/36, REMIC      12,825,637      404,809
7.00% TBA**                             7,500,000    7,523,400
7.50% TBA**                             1,000,000    1,021,560
6.65% due 08/25/07, REMIC               1,200,000    1,227,000
8.80% due 01/25/19, REMIC                 500,000      538,750
10.40% due 04/25/19, REMIC                127,785      143,838
13.00% due 11/15/15                        93,329      112,243
                                                    ----------
                                                    11,203,566
Student Loan Marketing Association - 0.43%
7.20% due 11/09/00                        450,000      466,736
                                                       -------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost $13,802,065)                     $14,024,238
                                                    ----------
FIXED INCOME - OTHER - 1.69%
Miscellaneous Asset Backed
 Securities - 1.69%
Mid State Trust VI, Class A,
  7.34% due 07/01/35                   $1,739,977   $1,819,907
                                                     ---------
TOTAL FIXED INCOME - OTHER
  (Cost $1,739,708)                                 $1,819,907
                                                     ---------
FOREIGN BONDS - 0.37%
Treuhandanstalt,
  7.375% due 12/02/02             DEM     630,000      401,836
                                                       -------
TOTAL FOREIGN BONDS
  (Cost $398,209)                                     $401,836
                                                       -------
FOREIGN GOVERNMENT OBLIGATIONS - 16.66%
Republic of Argentina - 1.52%
6.687% due 03/31/05                    $1,920,000    1,636,800
                                                     ---------
Commonwealth of Australia - 0.04%
8.75% due 08/15/08                 AUD     50,000       39,445
                                                        ------
Federal Republic of Brazil - 2.58%
10.125% due 05/15/27                   $3,625,000    2,777,656
                                                     ---------
Government of Canada - 0.65%
7.00% due 12/01/06               CAD      360,000      283,246
7.50% due 09/01/00                        550,000      417,526
                                                       -------
                                                       700,772
Government of Costa Rica - 0.20%
Series B, 6.25% due 05/21/15             $300,000      219,000
                                                       -------
Kingdom of Denmark - 0.90%
6.00% due 11/15/02               DKK    5,230,000      819,133
8.00% due 03/15/06                        860,000      147,672
                                                       -------
                                                       966,805
Republic of Ecuador - 0.47%
3.25% due 02/27/15                       $710,810      507,340
                                                       -------
Federal Republic of Germany - 1.81%
5.25% due 10/20/98               DEM    2,930,000    1,719,960
6.00% due 07/04/07                        390,000      232,647
                                                     ---------
                                                     1,952,607
Republic of Italy - 0.88%
zero coupon due 07/31/98        ITL 1,680,000,000      949,106
                                                       -------
Government of Mexico - 4.04%
6.25% due 12/31/19, Series B           $1,500,000    1,149,375
6.25% due 12/31/19, Series W-A            250,000      193,125
6.25% due 12/31/19, Series W-B            750,000      584,625
11.50% due 05/15/26                     2,200,000    2,425,500
                                                     ---------
                                                     4,352,625
Government of Morocco - 0.75%
FRN due 01/01/09                       $1,000,000     $807,500
                                                       -------

Government of Panama - 0.66%
3.75% due 07/17/14                      1,000,000      711,250
                                                       -------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------

                                       Principal
                                         Amount          Value
                                         ------          -----
Kingdom of Sweden - 1.16%
6.50% due 10/25/06              SEK     2,300,000      310,556
11.00% due 01/21/99                     6,600,000      940,711
                                                     ---------
                                                     1,251,267
Republic of Venezuela - 1.01%
6.75% due 12/18/07                     $1,250,000    1,089,063
                                                     ---------

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS  (Cost $18,154,850)                    $17,961,236
                                                    ----------
                                         Shares          Value
                                         ------          -----
WARRANTS - 0.04%*
Electronics - 0.04%
Exide Electronics Group (Expiration
  date 03/15/06; strike price $13.475)        500      $38,000
                                                        ------

Financial Services - 0.01%
BPC Holdings Corporation (Expiration
  date 04/15/04; strike price $18.797)        500       10,000
                                                        ------

Telephone - 0.00%
Wireless One, Incorporated (Expiration
  date 10/19/00; strike price $11.50)         750            7
                                                        ------

TOTAL WARRANTS  (Cost $0)                              $48,007
                                                        ------

  Principal
   Amount                                                Value
   ------                                                -----
SHORT TERM INVESTMENT - 14.60%
$15,735,264  Navigator Securities Lending Trust    $15,735,264
                                                    ----------
REPURCHASE AGREEMENT - 9.49%***
 $10,226,000  Repurchase Agreement with State
              Street Bank & Trust Company
              dated 10/31/97 at 5.55%, to be
              repurchased at $10,230,730
              on 11/03/97, collateralized by
              $7,890,000 U.S. Treasury Bonds,
              8.75% due 08/15/20 (valued at
              $10,480,353, including interest)
              and $85,000 U.S. Treasury Bonds,
              8.125% due 08/15/21 (valued at
              $106,856, including interest)        $10,226,000
                                                    ----------
TOTAL INVESTMENTS
(Strategic Income Fund) (Cost $106,168,011)       $107,782,571
                                                   ===========


Investment Quality Bond Fund
                                       Principal
                                         Amount          Value
                                         ------          -----
CORPORATE BONDS - 34.23%
Apparel & Textiles - 0.18%
Clark-Schwebel, Incorporated,
  10.50% due 04/15/06                     $10,000      $10,800
Collins & Aikman Products Company,
  11.50% due 04/15/06                      25,000       28,375
                                                        ------
                                                        39,175
Banking - 6.60%
BankAmerica Corporation,
  9.50% due 04/01/01                      114,000      125,226
Credit National, 7.00% due 11/14/05       150,000      150,375
Export-Import Bank of Korea,
  6.375% due 02/15/06                     200,000      171,498
First Financial Caribbean Corporation,
  7.84% due 10/10/06                      135,000      142,159
NBD Bancorp, 8.25% due 11/01/24           300,000      350,316
Republic New York Corporation,
  9.75% due 12/01/00                      155,000      169,855
U.S. Bancorp, 7.50% due 06/01/26          300,000      324,594
Western Financial Bank,
  8.875% due 08/01/07                      25,000       25,066
                                                     ---------
                                                     1,459,089
Broadcasting - 0.27%
Granite Broadcasting Corporation,
  10.375% due 05/15/05                     25,000       25,250
Jacor Communications Company,
  8.75% due 06/15/07                       10,000       10,050
Young Broadcasting, Incorporated,
  9.00% due 01/15/06                       25,000       24,375
                                                        ------
                                                        59,675
Business Services - 0.97%
International Lease Finance
  Corporation, 7.50% due 03/01/99         200,000      203,882
Iron Mountain, Incorporated,
  8.75% due 09/30/09                       10,000       10,100
                                                       -------
                                                       213,982
Chemical Products - 0.32%
Huntsman Corporation,
  9.50% due 07/01/07                       15,000       15,562
Revlon Worldwide Corporation,
  Series B, zero coupon due 03/15/01       40,000       27,400
Sovereign Specialty Chemicals,
  9.50% due 08/01/07                        5,000        5,138
Texas-Petro Chemical Corporation,
  11.125% due 07/01/06                     20,000       22,000
                                                        ------
                                                        70,100
Crude Petroleum & Natural Gas - 1.16%
Cross Timbers Oil Company,
  9.25% due 04/01/07                       30,000       30,600
Newfield Exploration Company,
  7.45% due 10/15/07                       35,000       35,178
Petroliam Nasional BHD,
  7.125% due 08/15/05                    $150,000     $151,293
Petroleos Mexicanos,
  8.85% due 09/15/07                       40,000       39,388
                                                       -------
                                                       256,459

    The accopapny notes are an integral part of these financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                         Principal
                                           Amount        Value
                                           ------        -----

  7.00% due 10/15/26                     $325,000     $334,623
Owens & Minor, Incorporated,
  10.875% due 06/01/06                     25,000       27,437
Quorum Health Group, Incorporated,
  8.75% due 11/01/05                       15,000       15,600
Tenet Healthcare Corporation,
  7.875% due 01/15/03                     110,000      111,375
Vencor, Incorporated,
  8.625% due 07/15/07                      30,000       29,175
                                                       -------
                                                       518,210
Electric Utilities - 1.78%
The Cleveland Electric Illuminating
  Company, 7.19% due 07/01/00             125,000      126,406
Virginia Electric & Power Company,
  9.375% due 06/01/98                     262,000      267,264
                                                       -------
                                                       393,670
Financial Services -5.24%
American General Finance
  Corporation, 8.00% due 02/15/05         230,000      238,475
Amerus Capital I,
  8.85% due 02/01/27                      100,000      106,798
BanPonce Financial Corporation,
  6.75% due 08/09/01                      250,000      254,535
Beneficial Corporation,
  8.40% due 05/15/08                       75,000       84,330
Japan Financial Corporation,
  9.125% due 10/11/00                     200,000      216,206
Neenah Corporation,
  11.125% due 05/01/07                     10,000       10,850
Pindo Deli Financial Mauritius, Ltd.,
  10.75% due 10/01/07                      10,000        9,250
Sun Canada Financial Company,
  7.25% due 12/15/15                      200,000      206,560
Tembec Finance Corporation,
  9.875% due 09/30/05                      30,000       31,650
                                                     ---------
                                                     1,158,654
Food Stores - 0.09%
Stater Brothers Holdings,
  Incorporated, 9.00% due 07/01/04         20,000       20,050
                                                        ------

Homebuilders - 0.07%
Standard Pacific Corporation,
  8.50% due 06/15/07                       15,000       15,075
                                                        ------

Industrials - 5.76%
Acindar Industria, Argentina,
  11.25% due 02/15/04                     $10,000      $10,000
Advanced Micro Devices,
  Incorporated, 11.00% due 08/01/03        25,000       26,875
Argo-Tech Corporation,
  8.625% due 10/01/07                      30,000       29,850
Cabot Safety Acquisition
  Corporation, 12.50% due 07/15/05         25,000       27,500
Cincinnati Milacron, Incorporated,
  7.875% due 05/15/00                     130,000      133,555
Container Corporation of America,
  9.75% due 04/01/03                       25,000       27,000
Decision Holdings Corporation,
  Step-up to 11.50% due 08/01/08           10,000        6,100
Dime Capital Trust I,
  9.33% due 05/06/27                      150,000      169,485
EchoStar DBS Corporation,
  12.50% due 07/01/02                      10,000       10,625
Fairchild Semiconductor Corporation,
  10.125% due 03/15/07                     20,000       21,150
Globalstar L.P. Capital Corporation,
  10.75% due 11/01/04                      35,000       33,688
Guitar Center Management Company,
  Incorporated, 11.00% due 07/01/06        17,000       18,870
Hylsa SA De CV,
  9.25% due 09/15/07                       25,000       23,000
International Wire Group, Incorporated,
  11.75% due 06/01/05                      15,000       16,388
Iridium LLC/Capital Corporation,
  11.25% due 07/15/05                      15,000       13,950
K & F Industries, Incorporated,
  9.25% due 10/15/07                        5,000        5,000
Key Plastics, Incorporated,
  10.25% due 03/15/07                      15,000       15,638
LDM Technologies, Incorporated,
  10.75% due 01/15/07                      20,000       21,800
Marcus Cable Operating Company,
  Step-up to 13.50% due 08/01/04           45,000       40,725
Moog, Incorporated, Series B,
  10.00% due 05/01/06                      25,000       26,500
News America Holdings,
  Incorporated, 9.25% due 02/01/13        250,000      292,707
Pioneer Americas Acquisiton
  Corporation, 9.25% due 06/15/07          20,000       19,800
Plains Resources, Incorporated,
  Series B, 10.25% due 03/15/06            50,000       53,250
Plitt Theaters, Incorporated,
  10.875% due 06/15/04                     15,000       16,350
RCN Corporation,
  Step-up to 11.125% due 10/15/07          25,000       14,500
Repap New Brunswick, Incorporated,
  10.625% due 04/15/05                     25,000       24,625
Rifkin Acquisitions Partners, L.P.,
  11.125% due 01/15/06                    $25,000      $27,000
YPF Sociedad Anonima,
  8.00% due 02/15/04                      145,000      147,538
                                                     ---------
                                                     1,273,469
Insurance - 1.98%
Jackson National Life Insurance
  Company, 8.15% due 03/15/27             100,000      108,587
Ohio National Life Insurance
  Company, 8.50% due 05/15/26             150,000      164,370
Security Benefit Life Company,



   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

  8.75% due 05/15/16                      150,000      165,878
                                                       -------
                                                       438,835
Leisure Time - 0.11%
Riviera Holdings Corporation,
  10.00% due 08/15/04                      25,000       25,125
                                                        ------

Metal Products - 0.32%
Howmet Corporation,
  10.00% due 12/01/03                      25,000       26,750
NS Group, Incorporated,
  13.50% due 07/15/03                      15,000       17,175
Sheffield Steel Corporation,
  12.00% due 11/01/01                      15,000       15,900
Silgan Holdings, Incorporated,
  9.00% due 06/01/09                       10,000       10,150
                                                        ------
                                                        69,975
Non-Bank Finance - 0.99%
KFW International Financial, Incorporated,
  9.125% due 05/15/01                     200,000      219,688
                                                       -------

Publishing - 0.25%
S.D. Warren Company, Series B,
  12.00% due 12/15/04                      50,000       56,000
                                                        ------

Retail Trade - 1.01%
J. Crew Group, Incorporated,
  Step-up to 13.125 due 10/15/08           15,000        8,100
J.C. Penney Company, Incorporated,
  7.40% due 04/01/37                      200,000      216,106
                                                       -------
                                                       224,206
Steel - 0.07%
AK Steel Corporation,
  9.125% due 12/15/06                      15,000       15,600
                                                        ------

Telecommunication Services - 1.23%
Heritage Media Services,
  11.00% due 06/15/02                      50,000       52,750
Tele-Communications, Incorporated,
  9.25% due 04/15/02                      200,000      218,578
                                                       -------
                                                       271,328
                                        Principal
                                           Amount        Value
                                        ---------        -----
Telephone - 3.07%
Benedek Communications,
  Step up to 13.25% due 05/15/06          $35,000      $24,500
Comcast Cable Communications,
  8.50% due 05/01/27                      150,000      171,279
Lenfest Communications,
  Incorporated, 8.375% due 11/01/05        25,000       24,875
MobileMedia Communications,
  Incorporated, 9.375% due 11/01/07        50,000       10,500
NEXTEL Communications, Incorporated,
  Step up to 9.75% due 10/31/07            50,000       27,625
Rogers Cantel, Incorporated,
  8.80% due 10/01/07                       30,000       29,850
Teleport Communications,
  Step-up to 11.125% due 07/01/07          40,000       31,300
U.S. West Capital Funding,
  Incorporated, 6.95% due 01/15/37        150,000      152,205
WorldCom, Incorporated,
  7.55% due 04/01/04                      200,000      207,310
                                                       -------
                                                       679,444
Transportation - 0.30%
Johnstown American Industries,
  Incorporated, 11.75% due 08/15/05        30,000       32,700
Southern Railway Company,
  8.75% due 10/15/03                       30,000       33,571
                                                        ------
                                                        66,271
Transportation Equipment - 0.12%
Hayes Wheels International,
  Incorporated, 11.00% due 07/15/06        10,000       11,100
Walbro Corporation, Series B,
  9.875% due 07/15/05                      15,000       15,375
                                                        ------
                                                        26,475
TOTAL CORPORATE BONDS
  (Cost $7,393,280)                                 $7,570,555
                                                     ---------

U.S. TREASURY OBLIGATIONS - 30.85%
U.S. Treasury Bonds - 27.69%
11.625% due 11/15/04                      300,000      397,968
11.875% due 11/15/03                      795,000    1,035,734
12.00% due 08/15/13                     3,200,000    4,688,992
                                                     ---------
                                                     6,122,694
U.S. Treasury Notes - 3.17%
5.75% due 10/31/00                        700,000      700,434
                                                       -------

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,648,592)                                   $6,823,128
                                                     ---------

U.S. GOVERNMENT
AGENCY OBLIGATIONS - 11.59%
Federal Home Loan Mortgage Corporation - 4.68%
6.00% due 10/01/03 - 09/25/22             955,302      935,486
6.50% due 06/15/23                        100,000      100,500
                                                     ---------
                                                     1,035,986
                                        Principal
                                           Amount        Value
                                           ------        -----
Federal National
Mortgage Association - 3.70%
4.50% due 01/25/98, REMIC                 $14,091      $14,016
6.25% due 11/25/19, REMIC                 500,000      500,465
6.60% due 09/25/18, REMIC                 300,000      302,718
                                                       -------
                                                       817,199
Government National
Mortgage Association - 3.21%
7.00% due 06/15/23 - 10/15/23             703,302      709,231
                                                       -------

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost $2,478,784)                       $2,562,416
                                                     ---------
FIXED INCOME - OTHER - 0.38%
Miscellaneous Asset Backed Securities - 0.38%

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

Premier Auto Trust, Series 1993,
  Class A2, 4.65% due 11/02/99             23,688       23,510
Western Financial Grantor Trust, Series
  1995, Class A1, 7.10% due 07/01/00       59,248       59,855
                                                        ------
                                                        83,365

TOTAL FIXED INCOME - OTHER (Cost $82,257)              $83,365
                                                        ------

FOREIGN GOVERNMENT OBLIGATIONS - 0.92%
Republic of Argentina - 0.92%
  11.00% due 10/09/06                     210,000      204,225
                                                       -------

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $232,475)                           $204,225
                                                       -------
                                         Shares          Value
                                         ------          -----
PREFERRED STOCKS - 0.12%
Fairfield Manufacturing Company,
  Incorporated                                 25      $25,875
                                                        ------

TOTAL PREFERRED STOCKS (Cost $25,875)                  $25,875
                                                        ------
  Principal
   Amount                                                Value
  ---------                                              -----
SHORT TERM INVESTMENT - 20.80%

   $4,600,901 Navigator Securities Lending Trust    $4,600,901
                                                     ---------
REPURCHASE AGREEMENT - 1.10%
     $244,000 Repurchase Agreement with Paine
              Webber dated 10/31/97 at 5.67%,
              to be repurchased at $244,115
              on 11/03/97, collateralized
              by $235,000 U.S. Treasury Notes,
              7.75% due 11/30/99 (valued at
              $251,940, including interest)           $244,000
                                                       -------

TOTAL INVESTMENTS (Investment
Quality Bond Fund) (Cost $21,706,164)              $22,114,465
                                                    ==========

National Municipal Bond Fund

                                         Principal
                                          Amount         Value
                                          ------         -----
LONG-TERM INVESTMENTS - 97.78%
Alabama - 2.54%
Alabama Housing Finance Authority
  Single Family Mortgage Revenue
  Collateralized Home Mortgage Program,
  Series B-2, 6.40%, 04/01/25              $440,000   $457,530
                                                       -------

California - 5.79%
California Housing Finance Agency
  Revenue, Series H, 6.15%, 08/01/16      1,000,000  1,043,050
                                                     ---------

Colorado - 2.65%
E470 Public Highway Authority, Colorado
  Revenue, Series A, 5.00%, 09/01/26        500,000    476,505
                                                       -------
Illinois - 9.36%
Illinois Health Facilities Authority
  Revenue (Hospital Association
  Project), 7.00%, 02/15/22                 200,000    224,008
Chicago, Illinois Skyway Toll Bridging
  Revenue, 5.375%, 01/01/16                 500,000    500,170
Chicago, Illinois Wastewater Transmission
  Revenue, 5.125%, 01/01/25               1,000,000    960,970
                                                     ---------
                                                     1,685,148
Indiana - 2.93%
Indiana Health Facility Financing
  Authority Hospital Revenue,
  5.90%, 08/15/07                           500,000    527,720
                                                       -------

Iowa - 0.94%
Iowa Finance Authority Hospital Facility
  Revenue Refunding (Trinity Regional
  Hospital Project), 7.00%, 07/01/12        150,000    168,727
                                                       -------
Louisiana - 2.82%
Louisiana Public Facilities Authority Hospital
  Revenue Refunding (Touro Infirmary
  Project), Series B, 6.125%, 08/15/23      500,000    508,795
                                                       -------
Maine - 0.14%
Maine State Housing Authority Mortgage
  Purchase, Series A-4, 6.375%, 11/15/12     25,000     26,085
                                                        ------
Massachusetts - 2.91%
Massachusetts State Special Obligation
  Revenue, Series A, 5.50%, 06/01/13        500,000    524,050
                                                       -------
Missouri - 2.91%
Missouri State Health & Educational
 Facilities Authority Revenue,
 6.25%, 02/15/11                            500,000    524,705
                                                       -------

                                         Principal
                                          Amount         Value
                                          ------         -----
Nebraska - 7.27%
Nebraska Higher Education Loan Program
  Income Revenue, 6.65%, 06/01/08       $1,200,000  $1,309,536
                                                     ---------
Nevada - 3.80%
Nevada Housing Division, Single-Family
  Program, 6.35%, 10/01/12                 350,000     364,052
Nevada Housing Division, Single-Family
  Program, Series B-2, 6.95%, 10/01/26     300,000     320,028
                                                       -------
                                                       684,080
New Jersey - 3.11%
New Jersey Economic Development
  Authority Water Facilities Revenue
  (New Jersey American Water
  Company, Incorporated Project),
  6.875%, 11/01/34                         500,000     560,930
                                                       -------

New York - 24.19%

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments
--------------------------------------------------------------------------------

Metropolitan Transportation Authority,
  New York Service Contract (Transit
  Facilities), Series O, 6.25%, 07/01/14   375,000     408,210
New York State Local Government
  Assistance Corporation, Series A,
  6.00%, 04/01/16                        1,000,000   1,067,360
New York State Dormitory Authority
  Revenue, State University Educational
  Facilities, Series A, 6.25%, 05/15/08    500,000     554,445
New York State Environmental Facilities
  Corporation Pollution Control Revenue
  Refunding (IBM Corporation Project),
  7.125%, 07/01/12                         580,000     629,950
New York State Mortgage Agency
  Revenue, Series 40-A, 6.35%, 04/01/21    630,000     656,151
Triborough Bridging & Tunnel Authority
  Revenue, Series Y, 5.50%, 01/01/17     1,000,000   1,041,000
                                                    ----------
                                                     4,357,116
Ohio - 2.75%
Butler County, Ohio Transportation
  Improvment District, Series A,
  5.125%, 04/01/17                         500,000     495,088
                                                       -------
Pennsylvania - 8.94%
Monroeville, Pennsylvania Hospitals
  Authority Hospitals Revenue,
  6.25%, 10/01/15                        1,000,000   1,048,500
Philadelphia, Pennsylvania Water
  & Wastewater Revenue,
  6.25%, 08/01/12                          500,000     561,270
                                                    ----------
                                                     1,609,770

                                         Principal
                                          Amount         Value
                                          ------         -----
South Carolina - 2.87%
Greenville Hospital Systems
  Hospital Facilities Revenue,
  Series B,  5.70%, 05/01/12               $500,000   $517,415
                                                       -------
Tennessee - 2.75%
Humphreys County, Tennessee Industrial
  Development Board Solid Waste Disposal
  Revenue (E.I. Du Pont De Nemours &
  Company Project), 6.70%, 05/01/24         450,000    495,450
                                                       -------
Texas - 0.53%
Texas State Veterans Housing
  Assistance, 6.80%, 12/01/23                90,000     95,617
                                                        ------
Virginia - 1.75%
Virginia State Housing Development
  Authority Commonwealth Mortgage,
  Subseries I-1, 6.55%, 07/01/17            300,000    314,982
                                                       -------
Wisconsin - 6.83%
Wisconsin Housing & Economic
  Development Authority Home Ownership
  Revenue, Series D, 6.10%, 07/01/24        160,000    163,021
Wisconsin State Health & Educational
  Facilities Authority Revenue, Mercy
  Hospital of Janesville, Incorporated,
  6.60%, 08/15/22                         1,000,000  1,066,750
                                                     ---------
                                                     1,229,771

TOTAL LONG-TERM INVESTMENTS
  (Cost $16,638,421)                               $17,612,070
                                                    ----------

SHORT-TERM INVESTMENTS - 2.22%
South Carolina - 0.55%
Charleston County, South Carolina
  Industrial Revenue Massey Coal Terminal
  Corporation, VR, 4.00%, 01/01/07          100,000    100,000
                                                       -------
Virginia - 1.67%
  Roanoke, Virginia Industrial Development
   Authority Hospital Revenue Carilion
   Health System, VR, 4.00%, 07/01/27       300,000    300,000
                                                       -------

TOTAL INVESTMENTS
 (National Municipal Bond Fund)
  (Cost $17,038,421)                               $18,012,070
                                                    ==========

U.S. Government Securities Fund

                                         Principal
                                          Amount         Value
                                          ------         -----
U.S. TREASURY OBLIGATIONS - 19.37%
U.S. Treasury Bonds - 0.65%
6.375% due 08/15/27                      $800,000     $824,496
                                                       -------

U.S. Treasury Notes - 18.72%
5.00% due 01/31/98                      5,000,000    4,992,950
5.875% due 09/30/02                     2,000,000    2,010,320
6.125% due 08/15/07                     3,750,000    3,831,450
6.25% due 08/31/02                     12,750,000   12,999,007
                                                    ----------
                                                    23,833,727
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $24,472,276)                               $24,658,223
                                                    ----------

U.S. GOVERNMENT
AGENCY OBLIGATIONS - 45.35%
Federal Home Loan
Mortgage Corporation - 13.82%
6.00% due 09/01/10 - 10/01/10             613,006      605,914
6.50% TBA**                             4,000,000    3,937,481
7.00% TBA**                             9,600,000    9,734,976
7.00% due 04/15/21                      1,292,752    1,309,852

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

8.00% due 06/01/08                        232,510      240,506
8.25% due 07/01/06                        185,604      191,486
8.50% due 05/01/08                        364,384      358,694
9.50% due 08/01/20                      1,091,314    1,173,839
11.75% due 08/01/13                        34,504       38,545
                                                    ----------
                                                    17,591,293

Federal National
Mortgage Association - 26.51%
6.50% due 12/01/03 - 08/01/26           5,666,253    5,591,031
6.74% due 08/14/07                      3,100,000    3,193,969
6.783 due 01/17/03, REMIC               1,345,755    1,364,679
6.909% due 06/25/16, REMIC              2,950,000    3,028,352
7.00% TBA**                             5,900,000    5,918,408
7.00% due 05/01/26 - 11/01/26           3,958,620    3,978,414
7.50% TBA**                             3,000,000    3,064,680
8.00% due 08/01/04                         58,275       59,333
8.25% due 03/25/06, REMIC                 675,000      738,065
8.50% due 08/01/02                        134,340      138,196
11.00% due 02/01/15                           606          685
11.50% due 04/01/19                       392,311      449,152
12.00% due 02/01/16 - 04/01/16          2,089,315    2,439,602
12.50% due 08/01/11 - 07/01/15          1,496,556    1,762,429
13.00% due 11/15/15                     1,286,471    1,547,183
14.50% due 11/01/14                       383,817      476,953
                                                    ----------
                                                    33,751,131


                                       Principal
                                         Amount          Value
                                         ------          -----
Government National
Mortgage Association - 5.02%
7.50% TBA**                            $1,000,000   $1,022,500
7.50% due 04/15/02 - 02/15/07             396,993      404,537
7.75% due 04/15/04                         55,081       56,525
8.00% due 11/15/06 - 02/15/08              37,041       38,740
9.00% due 03/20/16 - 06/20/17           2,441,458    2,628,952
10.25% due 02/15/00 - 03/15/01             88,132       89,836
10.50% due 01/15/01                        14,443       15,163
11.00% due 03/15/00 - 09/20/15             69,598       74,366
11.25% due 04/15/98 - 10/20/15             10,420       11,319
11.50% due 08/20/00 - 09/20/15            493,725      559,876
11.75% due 09/15/98                           458          460
12.50% due 09/15/14                        68,605       80,866
13.00% due 01/15/11 - 06/15/15            660,068      793,826
13.25% due 07/15/14                        40,695       46,837
13.50% due 11/15/12 - 02/15/13             64,714       77,193
15.00% due 07/15/11 - 09/15/12            134,833      164,726
15.50% due 08/15/11 - 12/15/11            225,843      282,903
16.00% due 11/15/11 - 12/15/11             28,409       35,728
                                                     ---------
                                                     6,384,353
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost $57,153,878)                     $57,726,777
                                                    ----------

SHORT TERM INVESTMENT - 15.34%
$19,530,839 Navigator Securities Lending Trust     $19,530,839
                                                    ----------
REPURCHASE AGREEMENT - 19.93%***
  $25,375,000 Repurchase Agreement with State
              Street Bank & Trust Company
              dated 10/31/97 at 5.55%, to be
              repurchased at $25,386,736 on
              11/03/97, collateralized by
              $19,760,000 U.S. Treasury Bonds,
              8.75% due 8/15/20 (valued at
              $26,247,374, including interest)     $25,375,000
                                                    ----------
TOTAL INVESTMENTS (U.S. Government
  Securities Fund) (Cost $126,531,993)            $127,290,839
                                                   ===========

Money Market Fund

                                        Principal
                                         Amount           Value
                                         ------           -----
COMMERCIAL PAPER - 100.00%
American Greetings Corporation,
  5.49% due 11/06/97                     $900,000      $899,314
Bell Atlantic Financial Services,
  5.50% due 11/05/97                      900,000       899,450

                                        Principal
                                         Amount           Value
                                         ------           -----
COMMERCIAL PAPER - continued
Bil North America,
  5.59% due 01/23/98                     $600,000      $592,267
Block Financial Corporation,
  5.52% due 11/14/97                      900,000       898,206
Cargill, Incorporated,
  5.51% due 12/08/97                      900,000       894,903
Caterpillar Financial Services NV,
  5.50% due 01/22/98                      900,000       888,725
Cregem of North America,
  Incorporated, 5.60% due 01/29/98        900,000       887,540
CXC, Incorporated,
  5.62% due 01/29/98                      900,000       887,496
Export Development Corporation,
  5.53% due 01/26/98                      900,000       888,111
General Electric Capital Corporation,
  5.58% due 02/20/98                      900,000       884,515
General Re Corporation
  5.50% due 12/18/97                      900,000       893,538
Goldman Sachs Group L.P.,
  5.51% due 11/20/97                      900,000       897,383
Grand Metro Capital Corporation,
  5.54% due 01/07/98                      900,000       890,721
Great Western Life & Annuity
  Insurance, 5.52% due 11/07/97           900,000       899,172
Hasbro, Incorporated,
  5.53% due 12/15/97                      900,000       893,917
International Lease Finance


    The accompanying note are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

  Corporation, 5.53% due 01/23/98         900,000       888,525
Kimberly Clark Corporation,
  5.52% due 11/06/97                      900,000       899,310
Manitoba Hydro Electric Board,
  5.51% due 11/05/97                      800,000       799,510
Merrill Lynch & Company,
  Incorporated, 5.55% due 01/08/98        900,000       890,565
JP Morgan & Company, Incorporated,
  5.49% due 11/19/97                      735,000       732,982
Nordbanken North America,
  Incorporated, 5.51% due 11/21/97        395,000       393,791
PHH Corporation,
  5.55% due 01/26/98                      900,000       888,067
Province of British Columbia,
  5.48% due 01/14/98                      900,000       889,862
Toronto-Dominion Holdings,
  5.54% due 01/26/98                      900,000       888,089
United Parcel Service,
  5.48% due 11/05/97                      650,000       649,604
Xerox Corporation,
  5.47% due 12/04/97                      900,000       895,487

TOTAL COMMERCIAL PAPER                              $21,911,050
                                                     ----------
TOTAL INVESTMENTS
(Money Market Fund)                                 $21,911,050
                                                     ==========


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - October 31, 1997 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------


Key to Currency Abbreviations
-----------------------------

AUD     - Australian Dollar
CAD     - Canadian Dollar
DKK     - Danish Krone
FRF     - French Franc
DEM     - German Deustche Mark
POUND   - Great British Pound
HKD     - Hong Kong Dollar
IEP     - Irish Punt
ITL     - Italian Lira
YEN     - Japanese Yen
NLG     - Netherland Guilder
NZD     - New Zealand Dollar
NOK     - Norwegian Krone
PKR     - Pakistan Rupee
ESP     - Spanish Peseta
SEK     - Swedish Krona


Key to Security Abbreviations and Legend
----------------------------------------

ADR     - American Depository Receipt
ADS     - American Depository Shares
FRN     - Floating Rate Note
REMIC   - Real Estate Mortgage Investment Conduit
TBA     - To Be Announced
VR      - Variable Rate Demand Note (Rate effective
          as of October 31, 1997)
+       - Non-Income producing, issuer is in bankruptcy and
          is in default of interest payments
*       - Non-Income producing
**      - Purchased on a forward commitment (Note 2)
***     - At October 31, 1997 a portion of this security was
          pledged to cover forward commitments purchased.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
Notes to Financial Statements
------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUND. North American Funds (the "Fund") is an open-end, diversified management investment company. The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. It is a series company, which means it has several portfolios, each with a stated investment objective which it pursues through separate investment policies. As of October 31, 1997, the Fund offered the following thirteen portfolios: the International Small Cap Fund ("International Small Cap"), the Small/Mid Cap Fund ("Small/Mid Cap"), the Global Equity Fund ("Global Equity"), the Growth Equity Fund ("Growth Equity"), the International Growth and Income Fund ("International Growth and Income"), the Growth and Income Fund ("Growth and Income"), the Equity-Income Fund ("Equity-Income," formerly Value Equity), the Balanced Fund ("Balanced"), the Strategic Income Fund ("Strategic Income"), the Investment Quality Bond Fund ("Investment Quality Bond"), the National Municipal Bond Fund ("National Municipal Bond"), the U.S. Government Securities Fund ("U.S. Government Securities") and the Money Market Fund ("Money Market").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time shares are held. Class B shares will automatically convert to Class A shares of the same portfolio six years after purchase. Class C shares are sold without an initial sales charge. Class C shares will automatically convert to Class A shares of the same portfolio ten years after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class has exclusive voting rights with respect to its distribution plan (See Note 5). Class A, Class B and Class C of Money Market have the same expense structure and no distribution expense.

CypressTree Asset Management Corporation, Inc. ("CAM"), a wholly-owned subsidiary of CypressTree Investments, Inc. ("CypressTree"), serves as investment adviser and principal underwriter for the Fund, effective October 1, 1997, pursuant to approval by the Fund's Board of Trustees and the Fund's shareholders. Previously, those services were provided to the Fund by NASL Financial Services, Inc. ("NASL Financial"). CypressTree Funds Distributors, Inc. ("CFD"), also a wholly-owned subsidiary of CypressTree, serves as distributor for the Fund, effective October 1, 1997.

CypressTree, located in Boston, Massachusetts was formed in 1996 to acquire, advise and distribute mutual funds through broker-dealers, banks and other intermediaries.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed when preparing the Funds' financial statements. These policies are in accordance with generally accepted accounting principles ("GAAP").

Security Valuation. Securities held by Money Market and money market instruments with remaining maturities of 60 days or less held by the other portfolios are valued at either the amortized cost basis or original cost plus accrued interest, both of which approximate current market value. All other securities held by the Fund are valued at the last sale price as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading on the Exchange. Other assets and securities for which no such quotation or valuations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees.

Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:


   (i) market value of securities, other assets and other liabilities at the current rate of exchange of such currencies against U.S. dollars; and

   (ii) purchases and sales of securities, income and expenses at the rate of exchange quoted on the respective dates of such transactions.

Gains and losses that arise from changes in foreign exchange rates have been segregated from gains and losses that arise from changes in the market prices of investments. These gains and losses are included with gains and losses on foreign currency and forward foreign currency contracts in the Statements of Operations.

NORTH AMERICAN FUNDS
Notes to Financial Statements
------------------------------------------------------------------------------

Note 2 - continued

Forward Foreign Currency Contracts. All portfolios with the exception of U.S. Government Securities, National Municipal Bond and Money Market may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or portfolio position.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period and the resulting net unrealized appreciation (depreciation) and related net receivable or payable amount are determined using forward currency exchange rates supplied by a quotation service. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Net realized gains (losses) on forward foreign currency contracts, shown in the Statements of Operations, includes net gains or losses realized by a portfolio on contracts which have matured or which the portfolio has terminated by entering into an offsetting commitment.

Forward Commitments. The Fund may make forward commitments to purchase and sell securities. Delivery and payment for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities underlying a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the portfolio's net asset value starting on the day the portfolio agrees to purchase the securities. At October 31, 1997, forward commitments in Strategic Income and U.S. Government Securities were valued at $9,233,585 and $23,678,045, respectively.

Mortgage Dollar Rolls. Strategic Income and U. S. Government Securities may enter into mortgage dollar rolls in which they sell mortgage-backed securities for normal delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at the same price on an agreed upon date. The portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is recorded as deferred income and amortized to income over the roll period. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Mortgage dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Securities Lending. The Fund may lend its portfolio securities in amounts up to 33% of its total non-cash assets to brokers, dealers and other financial institutions, provided such loans are callable at any time and are at all times fully collateralized by cash, cash equivalents, short term investments or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and marked to market to the value of the loaned securities on a daily basis. The portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Consequently, loans of portfolio securities will only be made to firms deemed by the Subadvisers to be creditworthy.

The portfolio receives compensation for lending its securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. Income generated from the investment of cash collateral is included as interest income in the Statements of Operations. All collateral received will be in an amount equal to at least 100% of the market value of the loaned securities and must be maintained at that level during the period of the loan. During the loan period, the portfolio continues to retain rights of ownership, including dividends and interest of the loaned securities. At October 31, 1997, the value of the securities loaned amounted to $788,465, $8,075,235, $5,077,804, $6,485,700, $2,608,307, $7,198,951, $20,473,341, $4,074,129,
$15,396,390, $4,506,101 and $19,308,021 in International Small Cap, Small/Mid
Cap, Global Equity, Growth Equity, International Growth and Income, Growth and Income, Equity-Income, Balanced, Strategic Income, Investment Quality Bond and U.S. Government Securities, respectively. At October 31, 1997, the value of cash collateral amounted to $825,701, $8,269,878, $5,455,720, $6,624,477, $2,744,366,
$7,286,228, $20,937,768, $4,144,267, $15,735,264, $4,600,901 and $19,530,839 in
International Small Cap, Small/Mid Cap, Global Equity, Growth Equity, International Growth and Income, Growth and Income, Equity-Income, Balanced, Strategic Income, Investment Quality Bond and U.S. Government Securities, respectively.

NORTH AMERICAN FUNDS
Notes to Financial Statements
------------------------------------------------------------------------------

Note 2 - continued

Organization Costs. Costs incurred by each portfolio in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares are being amortized on a straight line basis over a five-year period.

Federal Income Taxes. The Fund's policy is for each portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each portfolio is treated as a separate taxpayer for federal income tax purposes.

Distributions of Income and Gains. Distributions of net investment income are declared as a dividend to shareholders of record as of the close of business each day and are paid monthly for Strategic Income, Investment Quality Bond, National Municipal Bond, U.S. Government Securities and Money Market, semi-annually to shareholders of International Growth and Income and Growth and Income, and annually to shareholders of International Small Cap, Small/Mid Cap, Global Equity, Growth Equity, Equity-Income and Balanced. During any particular year, net realized gains from investment, futures and foreign currency transactions for each portfolio, in excess of available capital loss carryforwards of each portfolio, would be taxable to the portfolio if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a federal excise tax.

Pursuant to Section 852 of the Internal Revenue Code, the distributions set forth below have been designated as capital gains distributions for the fiscal year ended October 31, 1997:

                                       Capital Gain Distribution
                                    -------------------------------
Portfolio                           20% Rate Gain    28% Rate Gain
---------------------------------   -------------    --------------
Small/Mid Cap....................      $207,502          $276,728
Global Equity....................          ----           796,660
Growth Equity....................        96,141           405,054
International Growth and Income..       220,069           426,373
Growth and Income................     5,730,464         6,431,749
Equity-Income....................       493,431         1,117,848
Balanced.........................       172,725         6,133,008
Strategic Income.................       405,436              ----

Capital Loss Carryforwards. At October 31, 1997, capital loss carryforwards available to offset future recognized gains were approximately:

                                      Capital Loss Carryforwards
                                           Expiration Year
                              ---------------------------------------
Portfolio                       2002       2003      2004      2005
----------------------------  --------  ----------  -------  --------
International Small Cap.....     ----        ----   $54,000  $517,000
Investment Quality Bond.....  $485,000       ----     ----      ----
National Municipal Bond.....     ----     $214,000    ----      ----
U.S. Government Securities..     ----    1,976,000    ----      ----

Equalization. The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of the Fund's shares are allocated, on a per share basis, to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of the Fund's shares.


Note 2 - continued

NORTH AMERICAN FUNDS
Notes to Financial Statements
------------------------------------------------------------------------------

Repurchase and Reverse Repurchase Agreements. Each portfolio may enter into repurchase agreements and, additionally, U.S. Government Securities may enter into reverse repurchase agreements. When a portfolio enters into a repurchase agreement through its custodian, it receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to 102% of the resale price, and such portfolio will take constructive receipt of all securities underlying the repurchase agreements until such agreements expire. If the seller defaults, a portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase price. Under a reverse repurchase agreement, U.S. Government Securities may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price.

Other. Investment security transactions are accounted for on the trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. All original issue discounts are accreted for financial and federal income tax reporting purposes. The Fund uses the First In, First Out method for determining realized gain or loss on investments, futures and foreign currency for both financial and federal income tax reporting purposes. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, income and expenses. Actual results may differ from these estimates.

Capital Accounts. The Fund reports the accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each portfolio of the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value.

3. CAPITAL SHARES. Share activity for the year ended October 31, 1997 is as follows:

                                      Shares      Capital
                                     --------   -----------
International Small Cap - Class A
Sold...............................   172,223    $2,420,431
Redeemed...........................   (97,424)   (1,351,821)
                                       ------    ----------
 Net increase......................    74,799    $1,068,610
                                       ======    ==========
International Small Cap - Class B
Sold...............................   311,497    $4,351,711
Redeemed...........................  (152,898)   (2,152,252)
                                      -------    ----------
 Net increase......................   158,599    $2,199,459
                                      =======    ==========
International Small Cap - Class C
Sold...............................   287,465    $4,020,988
Redeemed...........................  (187,448)   (2,627,640)
                                      -------    ----------
 Net increase......................   100,017    $1,393,348
                                      =======    ==========

Small/Mid Cap - Class A
Sold...............................   195,283    $2,625,840
Redeemed...........................  (161,404)   (2,248,506)
                                      -------    ----------
 Net increase......................    33,879    $  377,334
                                      =======    ==========
Small/Mid Cap - Class B
Sold...............................   399,400    $5,644,058
Redeemed...........................  (158,565)   (2,183,317)
                                      -------    ----------
 Net increase......................   240,835    $3,460,741
                                      =======    ==========
Small/Mid Cap - Class C
Sold...............................   742,841   $10,160,673
Redeemed...........................  (519,604)   (7,118,896)
                                      -------   -----------
 Net increase......................   223,237   $ 3,041,777
                                      =======   ===========

Global Equity - Class A
Sold...............................   464,254    $7,173,904
Reinvestment of distributions......   208,420     2,882,299
Redeemed...........................  (563,696)   (8,611,676)
                                      -------    ----------
 Net increase......................   108,978    $1,444,527
                                      =======    ==========

Note 3 - continued


                                      Shares        Capital
                                     --------     -----------
Global Equity - Class B
Sold...............................   399,551    $  6,134,403


NORTH AMERICAN FUNDS
Notes to Financial Statements
------------------------------------------------------------------------------

Reinvestment of distributions............     193,787       2,670,382
Redeemed.................................    (407,472)     (6,025,088)
                                              -------      ----------
 Net increase............................     185,866      $2,779,697
                                              =======      ==========
Global Equity - Class C
Sold.....................................     473,379     $ 7,118,221
Reinvestment of distributions............     469,264       6,461,761
Redeemed.................................  (1,660,187)    (24,698,621)
                                            ---------     -----------
 Net decrease............................    (717,544)   ($11,118,639)
                                            =========     ===========

Growth Equity - Class A
Sold.....................................     126,280      $1,864,938
Reinvestment of distributions............       2,321          32,171
Redeemed.................................    (111,960)     (1,666,958)
                                              -------      ----------
 Net increase............................      16,641      $  230,151
                                              =======      ==========
Growth Equity - Class B
Sold.....................................     494,750      $7,629,840
Reinvestment of distributions............       3,748          51,907
Redeemed.................................    (309,407)     (4,730,354)
                                              -------      ----------
 Net increase............................     189,091      $2,951,393
                                              =======      ==========
Growth Equity - Class C
Sold.....................................     521,137      $7,942,112
Reinvestment of distributions............       6,399          88,628
Redeemed.................................    (244,574)     (3,717,442)
                                              -------      ----------
 Net increase............................     282,962      $4,313,298
                                              =======      ==========

International Growth & Income - Class A
Sold.....................................     167,110      $1,792,918
Reinvestment of distributions............      35,116         372,765
Redeemed.................................    (206,586)     (2,209,558)
                                              -------      ----------
 Net decrease............................      (4,360)     $  (43,875)
                                              =======      ==========
International Growth & Income - Class B
Sold.....................................     334,333      $3,645,247
Reinvestment of distributions............      98,555       1,060,875
Redeemed.................................    (259,786)     (2,818,848)
                                              -------      ----------
 Net increase............................     173,102      $1,887,274
                                              =======      ==========
International Growth & Income - Class C
Sold.....................................     227,165      $2,478,076
Reinvestment of distributions............      61,067         656,479
Redeemed.................................    (304,781)     (3,276,447)
                                              -------      ----------
 Net decrease............................     (16,549)     $ (141,892)
                                              =======      ==========

Growth and Income - Class A
Sold.....................................     912,261     $18,629,321
Reinvestment of distributions............      67,848       1,195,199
Redeemed.................................    (450,673)     (9,067,086)
                                              -------     -----------
 Net increase............................     529,436     $10,757,434
                                              =======     ===========
Growth and Income - Class B
Sold.....................................     787,724     $15,658,730
Reinvestment of distributions............     115,717       2,014,284
Redeemed.................................    (356,257)     (7,090,345)
                                              -------     -----------
 Net increase............................     547,184     $10,582,669
                                              =======     ===========

Note 3 - continued

                                               Shares       Capital
                                             ---------    -----------
Growth and Income - Class C
Sold.....................................     882,662     $17,499,038
Reinvestment of distributions............     245,065       4,269,417
Redeemed.................................    (871,364)    (17,278,615)
                                              -------     -----------

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

 Net increase......................            256,363          $  4,489,840
                                            ==========          ============
Equity-Income - Class A
(formerly Value Equity - Class A)
Sold...............................            592,754          $  9,599,623
Reinvestment of distributions......            442,599             6,338,505
Redeemed...........................           (590,786)           (9,345,352)
                                            ----------          ------------
 Net increase......................            444,567          $  6,592,776
                                            ==========          ============
Equity-Income - Class B
(formerly Value Equity - Class B)
Sold...............................            500,961          $  8,087,441
Reinvestment of distributions......            382,378             5,479,472
Redeemed...........................           (356,308)           (5,740,317)
                                            ----------          ------------
 Net increase......................            527,031          $  7,826,596
                                            ==========          ============
Equity-Income - Class C
(formerly Value Equity - Class C)
Sold...............................            824,546          $ 13,307,463
Reinvestment of distributions......          1,218,941            17,554,558
Redeemed...........................         (1,437,499)          (22,895,681)
                                            ----------          ------------
 Net increase......................            605,988          $  7,966,340
                                            ==========          ============
Balanced - Class A
Sold...............................            234,801          $  2,757,480
Reinvestment of distributions......            125,521             1,380,732
Redeemed...........................           (265,075)           (3,120,596)
                                            ----------          ------------
 Net increase......................             95,247          $  1,017,616
                                            ==========          ============
Balanced - Class B
Sold...............................            279,360          $  3,253,994
Reinvestment of distributions......            160,862             1,766,281
Redeemed...........................           (390,785)           (4,597,129)
                                            ----------          ------------
 Net increase......................             49,437          $    423,146
                                            ==========          ============
Balanced - Class C
Sold...............................            406,687          $  4,786,572
Reinvestment of distributions......            737,223             8,183,433
Redeemed...........................         (1,633,682)          (19,221,203)
                                            ----------          ------------
 Net decrease......................           (489,772)         $ (6,251,198)
                                            ==========          ============
Strategic Income - Class A
Sold...............................            728,750          $  7,068,862
Reinvestment of distributions......            108,211             1,049,234
Redeemed...........................           (570,028)           (5,577,914)
                                            ----------          ------------
 Net increase......................            266,933          $  2,540,182
                                            ==========          ============
Strategic Income - Class B
Sold...............................            883,892          $  8,617,970
Reinvestment of distributions......            178,435             1,729,297
Redeemed...........................           (668,180)           (6,506,732)
                                            ----------          ------------
 Net increase......................            394,147          $  3,840,535
                                            ==========          ============
Note 3 - continued

                                              Shares              Capital
                                            ----------          ------------
Strategic Income - Class C
Sold..................................       1,643,552          $ 16,024,302
Reinvestment of distributions.........         209,694             2,033,928
Redeemed..............................        (827,696)           (8,050,790)
                                            ----------          ------------
 Net increase.........................       1,025,550          $ 10,007,440
                                            ==========          ============

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Investment Quality Bond - Class A
Sold..................................          71,210          $    732,772
Reinvestment of distributions.........          39,782               410,260
Redeemed..............................        (311,082)           (3,204,349)
                                            ----------          ------------
 Net decrease.........................        (200,090)          ($2,061,317)
                                            ==========          ============
Investment Quality Bond - Class B
Sold..................................          85,547          $    882,438
Reinvestment of distributions.........          22,683               233,667
Redeemed..............................        (122,683)           (1,257,374)
                                            ----------          ------------
 Net decrease.........................         (14,453)            ($141,269)
                                            ==========          ============
Investment Quality Bond - Class C
Sold..................................          93,047          $    957,800
Reinvestment of distributions.........          34,695               357,313
Redeemed..............................        (277,224)           (2,834,680)
                                            ----------          ------------
 Net decrease.........................        (149,482)          ($1,519,567)
                                            ==========          ============
National Municipal Bond - Class A
Sold..................................          34,409          $    340,883
Reinvestment of distributions.........          17,041               167,921
Redeemed..............................        (214,451)           (2,098,316)
                                            ----------          ------------
 Net decrease.........................        (163,001)          ($1,589,512)
                                            ==========          ============
National Municipal Bond - Class B
Sold..................................         138,304          $  1,351,243
Reinvestment of distributions.........          17,223               169,763
Redeemed..............................        (137,867)           (1,352,138)
                                            ----------          ------------
 Net increase.........................          17,660          $    168,868
                                            ==========          ============
National Municipal Bond - Class C
Sold..................................          75,518          $    739,075
Reinvestment of distributions.........          17,180               169,430
Redeemed..............................        (151,759)           (1,490,977)
                                            ----------          ------------
 Net decrease.........................         (59,061)            ($582,472)
                                            ==========          ============
U.S. Government Securities - Class A
Sold..................................         669,065          $  6,537,020
Reinvestment of distributions.........         241,937             2,367,629
Redeemed..............................      (2,978,747)          (29,121,804)
                                            ----------          ------------
 Net decrease.........................      (2,067,745)         ($20,217,155)
                                            ==========          ============
U.S. Government Securities - Class B
Sold..................................         360,887          $  3,536,454
Reinvestment of distributions.........          59,099               578,306
Redeemed..............................        (727,741)           (7,114,391)
                                            ----------          ------------
 Net decrease.........................        (307,755)          ($2,999,631)
                                            ==========          ============
U.S. Government Securities - Class C
Sold..................................         447,002          $  4,382,934
Reinvestment of distributions.........          71,244               697,491
Redeemed..............................      (1,079,330)          (10,556,239)
                                            ----------          ------------
 Net decrease.........................        (561,084)          ($5,475,814)
                                            ==========          ============

Note 3 - continued

                                              Shares               Capital
                                            ----------          ------------
Money Market - Class A
Sold..................................      22,410,945          $ 22,410,945
Reinvestment of distributions.........         360,144               360,144
Redeemed..............................     (19,800,772)          (19,800,772)
                                            ----------          ------------
 Net increase.........................       2,970,317          $  2,970,317
                                            ==========          ============
Money Market - Class B
Sold..................................      12,033,916          $ 12,033,916
Reinvestment of distributions.........         140,200               140,200


NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Redeemed.......................            (11,905,013)          (11,905,013)
                                            ----------          ------------
 Net increase..................                269,103          $    269,103
                                            ==========          ============
Money Market - Class C
Sold...........................             25,707,878          $ 25,707,878
Reinvestment of distributions..                413,794               413,794
Redeemed.......................            (28,422,359)          (28,422,359)
                                            ----------          ------------
 Net decrease..................             (2,300,687)          ($2,300,687)
                                            ==========          ============

4. PURCHASES AND SALES OF SECURITIES. The following table summarizes the securities transactions (excluding short-term investments) for all portfolios, excluding Money Market, for the year ended October 31, 1997:

                                           Purchases                           Sales
                              -------------------------------    -------------------------------
  Portfolio                   U.S. Government    Other Issues    U.S. Government    Other Issues
-------------                 ---------------    ------------    ---------------    ------------
International Small Cap.....         ------       $13,054,320            ------      $10,116,164
Small/Mid Cap...............         ------        39,534,750            ------       31,758,158
Global Equity...............         ------        33,594,967            ------       49,139,337
Growth Equity...............         ------        38,240,278            ------       31,056,219
International Growth &
 Income.....................         ------        44,457,195            ------       46,765,504
Growth and Income...........         ------        76,543,522            ------       60,801,046
Equity-Income...............         ------        50,835,159            ------       56,298,121
Balanced....................    $37,104,092       159,372,045       $39,073,661      170,785,929
Strategic Income............    135,831,918        85,570,061       126,895,345       74,323,552
Investment Quality Bond.....      6,348,699         5,737,170         9,418,927        6,542,949
National Municipal Bond.....         ------         5,194,807            ------        7,583,403
U.S. Government Securities..    697,334,984            ------       727,955,964            1,638

Purchases and sales (maturities) for Money Market for the year ended October 31, 1997 were $298,340,840 and $299,453,404, respectively.

At October 31, 1997, tax basis net unrealized appreciation was equal to the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value as follows:

                                                Tax Basis Net
                                                  Unrealized       Tax Basis         Tax Basis
                                   Tax Basis     Appreciation      Unrealized       Unrealized
  Portfolio                          Cost       (Depreciation)    Appreciation     Depreciation
  -----------                      ---------    --------------    ------------     ------------
International Small Cap........   $ 16,514,960    $ 1,286,019     $ 2,091,109       $  805,090
Small/Mid Cap..................     34,089,075      4,065,958       4,552,518          486,560
Global Equity..................    111,961,391     17,859,975      21,049,018        3,189,043
Growth Equity..................     29,587,604      2,142,566       2,687,508          544,942
International Growth and Income     30,521,225     (1,099,291)      1,573,567        2,672,858
Growth and Income..............    141,727,418     52,803,118      55,091,521        2,288,403
Equity-Income..................    166,158,489     23,106,987      25,266,549        2,159,562
Balanced.......................     98,840,109      4,656,235       5,484,615          828,380
Strategic Income...............    106,173,768      1,608,803       3,023,490        1,414,687
Investment Quality Bond........     21,747,300        367,165         517,146          149,981
National Municipal Bond........     17,038,421        973,649         976,395            2,746
U.S. Government Securities.....    126,547,306        743,533         819,001           75,468

5. INVESTMENT ADVISORY AGREEMENTS. The Fund maintains an Investment Advisory Agreement with CAM ("the Adviser"), effective October 1, 1997, pursuant to approval by the Fund's Board of Trustees and Fund shareholders. Previously, NASL Financial was the Fund's investment adviser. The investment advisory fee and expense limitation were the same for CAM and NASL Financial for the respective periods they advised the Funds during the year ended October 31, 1997. The Adviser is responsible for managing the corporate and business affairs of the Fund and for selecting and compensating subadvisers to handle the investment and reinvestment of the assets of each portfolio, subject to the supervision of the Trustees of the Fund. As compensation for its services, the Adviser receives a fee from the Fund computed separately for each portfolio at an annual percentage of average net assets as follows:

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

                                                              Between             Between
                                                           $ 50,000,000        $200,000,000
                                           First                and                 and            Excess over
Portfolio                               $50,000,000        $200,000,000        $500,000,000        $500,000,000
----------                           ----------------    ----------------    ----------------    ----------------
International Small Cap..........         1.050%              1.000%               .900%               .800%
Small/Mid Cap....................          .925%               .900%               .875%               .850%
Global Equity....................          .900%               .900%               .700%               .700%
Growth Equity....................          .900%               .850%               .825%               .800%
International Growth and Income..          .900%               .850%               .800%               .750%
Growth and Income................          .725%               .675%               .625%               .550%
Equity-Income....................          .800%               .700%               .600%               .600%
Balanced.........................          .775%               .725%               .675%               .625%
Strategic Income.................          .750%               .700%               .650%               .600%
Investment Quality Bond..........          .600%               .600%               .525%               .475%
National Municipal Bond..........          .600%               .600%               .600%               .600%
U.S. Government Securities.......          .600%               .600%               .525%               .475%
Money Market.....................          .200%               .200%               .200%               .145%

For the year ended October 31, 1997, NASL Financial and CAM paid aggregate subadvisory fees of $2,949,885. In addition, net investment advisory fees retained by NASL Financial and CAM after payment of subadvisory fees were $3,103,404 and $274,504, respectively, allocated among the portfolios as follows:

                                        Fee       % of Net Assets     Fee Retained       Fee       % of Net Assets
                                      Paid to          Paid to           by NASL       Retained       Retained
Portfolio                            Subadviser      Subadviser         Financial       by CAM       by Advisers
----------                          ------------  ---------------    --------------   ----------   ---------------
International Small Cap..........     $108,728          .62%              $56,613       $10,296         .38%
Small/Mid Cap....................      123,209          .42%               79,822        14,052         .32%
Global Equity....................      578,158          .47%              476,034        52,124         .43%
Growth Equity....................       99,355          .40%               68,399        11,085         .32%
International Growth and Income..      155,924          .53%              111,506        13,233         .43%
Growth and Income................      467,961          .25%              596,669        47,639         .34%
Equity-Income....................      506,265          .30%              573,801        48,210         .37%
Balanced.........................      339,031          .35%              367,284        29,569         .41%
Strategic Income.................      254,934          .31%              282,791        23,787         .37%
Investment Quality Bond..........       42,747          .24%               67,862         3,384         .40%
National Municipal Bond..........       45,768          .25%               60,237         3,837         .35%
U.S. Government Securities.......      212,772          .25%              338,483        16,136         .42%
Money Market.....................       15,033          .07%               23,903         1,152         .11%

Note 5 - continued

Expense Reimbursement and Distribution Plan. Pursuant to the Investment Advisory Agreement, the Adviser will reduce the advisory fee or if necessary reimburse each portfolio of the Fund (excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and all of the portfolio's distribution fees) for expenses incurred in excess (Expense limitation) of the following annual percentages of average net assets as highlighted in the table below.

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan is a "compensation" plan providing for the payment by each portfolio, other than Money Market, of a monthly distribution fee to the Adviser as principal underwriter for the Fund as highlighted in the table below:

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Portfolio                          Class A    Class B    Class C
----------                        ---------  ---------  ---------
International Small Cap
 Management fees.................   1.050%     1.050%     1.050%
 Other expenses..................   0.500%     0.500%     0.500%
                                    ------     ------     ------
 Expense limitation..............   1.550%     1.550%     1.550%
                                    ======     ======     ======
 Rule 12b-1 fees.................   0.350%     1.000%     1.000%
                                    ======     ======     ======

Small/Mid Cap
 Management fees.................   0.925%     0.925%     0.925%
 Other expenses..................   0.400%     0.400%     0.400%
                                    ------     ------     ------
 Expense limitation..............   1.325%     1.325%     1.325%
                                    ======     ======     ======
 Rule 12b-1 fees.................   0.350%     1.000%     1.000%
                                    ======     ======     ======

Global Equity
 Management fees.................   0.900%     0.900%     0.900%
 Other expenses..................   0.500%     0.500%     0.500%
                                    ------     ------     ------
 Expense limitation..............   1.400%     1.400%     1.400%
                                    ======     ======     ======
 Rule 12b-1 fees.................   0.350%     1.000%     1.000%
                                    ======     ======     ======

Growth Equity
 Management fees.................   0.900%     0.900%     0.900%
 Other expenses..................   0.400%     0.400%     0.400%
                                    ------     ------     ------
 Expense limitation..............   1.300%     1.300%     1.300%
                                    ======     ======     ======
 Rule 12b-1 fees.................   0.350%     1.000%     1.000%
                                    ======     ======     ======

International Growth and Income
 Management fees.................   0.900%     0.900%     0.900%
 Other expenses..................   0.500%     0.500%     0.500%
                                    ------     ------     ------
 Expense limitation..............   1.400%     1.400%     1.400%
                                    ======     ======     ======
 Rule 12b-1 fees.................   0.350%     1.000%     1.000%
                                    ======     ======     ======

Growth and Income
 Management fees.................   0.725%     0.725%     0.725%
 Other expenses..................   0.265%     0.265%     0.265%
                                    ------     ------     ------
 Expense limitation..............   0.990%     0.990%     0.990%
                                    ======     ======     ======
 Rule 12b-1 fees.................   0.350%     1.000%     1.000%
                                    ======     ======     ======

Note 5 - continued

Portfolio                          Class A    Class B    Class C
----------                        ---------  ---------  ---------
Equity-Income
 Management fees.................   0.800%     0.800%     0.800%
 Other expenses..................   0.265%     0.265%     0.265%
                                    ------     ------     ------
 Expense limitation..............   1.065%     1.065%     1.065%
                                    ======     ======     ======
 Rule 12b-1 fees.................   0.350%     1.000%     1.000%
                                    ======     ======     ======

Balanced
 Management fees.................   0.775%     0.775%     0.775%
 Other expenses..................   0.265%     0.265%     0.265%
                                    ------     ------     ------

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

 Expense limitation..............   1.040%     1.040%     1.040%
                                    ======     ======     ======
 Rule 12b-1 fees.................   0.350%     1.000%     1.000%
                                    ======     ======     ======

Strategic Income
 Management fees.................   0.750%     0.750%     0.750%
 Other expenses..................   0.400%     0.400%     0.400%
                                    ------     ------     ------
 Expense limitation..............   1.150%     1.150%     1.150%
                                    ======     ======     ======
 Rule 12b-1 fees.................   0.350%     1.000%     1.000%
                                    ======     ======     ======

Investment Quality Bond
 Management fees.................   0.600%     0.600%     0.600%
 Other expenses..................   0.300%     0.300%     0.300%
                                    ------     ------     ------
 Expense limitation..............   0.900%     0.900%     0.900%
                                    ======     ======     ======
 Rule 12b-1 fees.................   0.350%     1.000%     1.000%
                                    ======     ======     ======

National Municipal Bond
 Management fees.................   0.600%     0.600%     0.600%
 Other expenses..................   0.240%     0.240%     0.240%
                                    ------     ------     ------
 Expense limitation..............   0.840%     0.840%     0.840%
                                    ======     ======     ======
 Rule 12b-1 fees.................   0.150%     1.000%     1.000%
                                    ======     ======     ======

U.S. Government Securities
 Management fees.................   0.600%     0.600%     0.600%
 Other expenses..................   0.300%     0.300%     0.300%
                                    ------     ------     ------
 Expense limitation..............   0.900%     0.900%     0.900%
                                    ======     ======     ======
 Rule 12b-1 fees.................   0.350%     1.000%     1.000%
                                    ======     ======     ======

Money Market
 Management fees.................   0.200%     0.200%     0.200%
 Other expenses..................   0.300%     0.300%     0.300%
                                    ------     ------     ------
 Expense limitation..............   0.500%     0.500%     0.500%
                                    ======     ======     ======

In accordance with the Investment Advisory agreement, the Advisers, in addition to providing advisory services, provide accounting and administrative services for which NASL Financial and CAM charged $1,435,586 and $197,882, respectively to the Fund, before reimbursement based on expense limitations, for the year ended October 31, 1997.

6. TRUSTEE'S FEES. The Fund pays each Trustee who is not an employee or a director of the Adviser or its affiliates a fee of $750 plus travel expenses for each Board of Trustees meeting attended and an annual retainer of $3,000.
7. COMMITMENTS. At October 31, 1997, International Small Cap, Global Equity, International Growth and Income, Balanced and Strategic Income had entered into forward foreign currency contracts which contractually obligate the portfolio to deliver currencies at future dates. Open sale and purchase contracts at October 31, 1997 were as follows:

                                                                                       Net
                             Contracts                                              Unrealized
                                to        In Exchange     Settlement               Appreciation
                              Deliver         For            Date        Value    (Depreciation)
                           -------------  ------------   ------------  ---------  --------------
International Small Cap
Sales
 Australian Dollar....          11,963       $8,249        11/03/97      $8,413       ($164)
 French Franc.........          15,066        2,595        11/03/97       2,612         (17)
 Indonesian Rupiah....       3,229,753          897        11/03/97         896           1
 Netherlands Guilder..          66,398       33,790        11/03/97      34,199        (409)
 Spanish Peseta.......       3,455,485       23,507        11/03/97      23,754        (247)
 Swedish Krona........         234,462       31,011        11/03/97      31,303        (292)

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

 French Franc......................      12,082             2,094  11/04/97        2,095         (1)
 Great British Pound...............     157,397           262,538  11/04/97      264,073     (1,535)
 Indonesian Rupiah.................   1,482,105               412  11/04/97          411          1
 Japanese Yen......................   7,922,016            65,471  11/04/97       65,825       (354)
 Indonesian Rupiah.................   6,521,262             1,776  11/05/97        1,809        (33)
 Swedish Krona.....................     579,683            76,845  11/05/97       77,395       (550)
                                                         --------               --------    -------
                                                         $509,185               $512,785    ($3,600)
                                                         ========               ========    =======
Purchases
                                         $7,180 DEM        12,400  11/03/97       $7,193        $13
                                          4,591 [_]         2,767  11/03/97        4,643         52
                                        -------                                  -------    -------
                                        $11,771                                  $11,836         65
                                        =======                                  =======    =======
                                                                                            ($3,535)
                                                                                            =======
Global Equity
Sales
 French Franc......................  33,000,000       $ 6,461,339  12/03/97   $5,732,155   $729,184
 French Franc......................   8,001,257         1,390,000  12/05/97    1,390,013        (13)
 Netherlands Guilder...............   8,500,000         4,130,826  02/25/98    4,406,860   (276,034)
                                                      -----------            -----------   --------
                                                      $11,982,165            $11,529,028   $453,137
                                                      ===========            ===========   ========
Purchases
                                     $1,105,329 FRF     6,500,000  12/05/97   $1,129,208    $23,879
                                     ==========                              ===========   ========
                                                                                           $477,016
                                                                                           ========
International Growth and Income
Sales
 Belgian Franc.....................  16,039,402          $449,065  11/04/97     $451,687    ($2,622)
 Netherlands Guilder...............     893,879           457,761  11/04/97      460,407     (2,646)
 Australian Dollar.................   2,618,479         1,916,282  11/20/97    1,842,188     74,094
 Canadian Dollar...................     824,623           588,375  11/20/97      585,692      2,683
 Great British Pound...............     519,527           868,000  11/20/97      870,886     (2,886)
 Hong Kong Dollar..................   3,388,345           433,625  11/20/97      436,371     (2,746)
 Japanese Yen...................... 319,287,285         2,700,209  11/20/97    2,660,587     39,622
 New Zealand Dollar................   1,708,201         1,094,273  11/20/97    1,062,335     31,938
 Singapore Dollar..................     997,920           630,000  11/20/97      631,728     (1,728)
                                                       ----------             ----------   --------
                                                       $9,137,590             $9,001,881   $135,709
                                                       ==========             ==========   ========
Purchases
                                       $906,826 DEM     1,570,395  11/04/97     $911,008     $4,182
                                         41,211 PKR     1,813,500  11/04/97       41,210         (1)
                                         87,870 AUD       118,562  11/20/97       83,413     (4,457)
                                        222,357 CAD       307,075  11/20/97      218,101     (4,256)
                                      3,080,000 DEM     5,333,351  11/20/97    3,097,556     17,556
                                      1,302,000 [_]   156,411,880  11/20/97    1,303,363      1,363
                                        180,000 NZD       287,288  11/20/97      178,665     (1,335)
                                     ----------                               ----------   --------
                                     $5,820,264                               $5,833,316     13,052
                                     ==========                               ==========   ========
                                                                                           $148,761
                                                                                           ========

Note 7 - continued

                                                                                            Net
                             Contracts                                                   Unrealized
                                to         In Exchange     Settlement                   Appreciation
                              Deliver          For            Date         Value       (Depreciation)
                           ------------   -------------   ------------  -----------   ----------------
Balanced
Purchases
                           $1,227,525 CAD    1,727,005      11/10/97     $1,225,391        ($2,134)
                           ==========                                    ==========         ======

Strategic Income
Sales
 German Deutsche Mark......  1,788,254      $1,032,664      11/03/97    $ 1,037,391        ($4,727)
 Irish Punt................    672,235       1,009,059      11/03/97      1,010,975         (1,916)
 Australian Dollar.........     48,397          35,330      12/19/97         34,074          1,256

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

 Canadian Dollar............      2,161,193           1,570,000      12/19/97      1,537,385         32,615
 German Deutsche Mark.......      3,981,186           2,274,372      12/19/97      2,316,169        (41,797)
 Great British Pound........        392,304             631,610      12/19/97        656,808        (25,198)
 Irish Punt.................      2,241,863           3,254,070      12/19/97      3,368,993       (114,923)
 Italian Lira...............  2,623,297,822           1,510,252      12/19/97      1,547,233        (36,981)
                                                    -----------                  -----------      ---------
                                                    $11,317,357                  $11,509,028      ($191,671)
                                                    ===========                  ===========      =========
Purchases
                                   $809,886 DKK       5,340,876      11/03/97       $814,903         $5,017
                                    860,000 CAD       1,183,713      12/19/97        842,045        (17,955)
                                  3,392,776 DEM       5,942,946      12/19/97      3,457,479         64,703
                                    664,218 [_]         406,249      12/19/97        680,156         15,938
                                  3,344,336 IEP       2,268,226      12/19/97      3,408,610         64,274
                                    606,045 ITL   1,041,882,006      12/19/97        614,507          8,462
                                 ----------                                       ----------       --------
                                 $9,677,261                                       $9,817,700       $140,439
                                 ==========                                       ==========       ========
                                                                                                   ($51,232)
                                                                                                   ========

--------------------------------------------------------------------------------
Federal Income Tax Information - (Unaudited)

Exempt Interest Dividends. National Municipal Bond designates all dividends paid during the fiscal year ended October 31, 1997 as 100% exempt interest dividends. Accordingly, 100% of the distributions paid are tax-exempt for federal income tax purposes. Shareholders will receive pertinent tax information in January, 1998.

Corporate Dividends-Received Deduction Information. Listed below, for each applicable portfolio, are the percentages of ordinary income distributions which qualify for the corporate dividends-received deduction.

 Portfolio                Percentage
-----------             --------------
Global Equity..........        88%
Growth and Income......       100%
Equity-Income..........       100%
Balanced...............        68%

Trustees                                         Transfer and Dividend Agent
Bradford K. Gallagher,Chairman                   State Street Bank and Trust
William F. Achtmeyer                                Company
Don B. Allen                                     P.O. Box 8505
William F. Devin                                 Boston, MA 02266-8505
Kenneth J. Lavery

Officers                                         Independent Accountants
Bradford K. Gallagher, President                 Coopers & Lybrand L.L.P.
Joseph T.Grause, Jr., Vice President             One Post Office Square
    and Treasurer                                Boston, MA 02109
John I. Fitzgerald, Secretary
Paul F. Foley, Assistant Secretary               Promotional Agent
Thomas J. Brown, Assistant Treasurer             Wood Logan Associates, Inc.
                                                 1455 East Putman Avenue
                                                 Old Greenwich, CT 06870-1367
Distributor
Cypress Tree Funds Distributors, Inc.            North American Funds
                                                 Boston, MA
Adviser                                          800-872-8037
Cypress Tree Asset Management
  Corporation